UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________________________
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No.__)
___________________________________
Filed by the Registrant   ☒
Filed by a Party other than the Registrant   ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
Katapult Holdings, Inc.
_________________________________________________________________________________________________
(Name of Registrant as Specified In Its Charter)

_________________________________________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

___________________________________________________
Notice of 2023 Annual Meeting of Stockholders
___________________________________________________
Tuesday, June 6, 2023
10:00 a.m. Eastern Time
By virtual webcast at www.virtualshareholdermeeting.com/KPLT2023
TO OUR STOCKHOLDERS:
You are cordially invited to attend the 2023 Annual Meeting of Stockholders (the "Annual Meeting") of Katapult Holdings, Inc. (“Katapult,” the “Company,” “us” or “we”), which, will be held in a virtual format and solely online to provide a consistent experience to all stockholders regardless of location. There will be no physical location for the Annual Meeting, and you will not be able to attend the Annual Meeting in person. The Annual Meeting will be held on Tuesday, June 6, 2023 at 10:00 a.m. Eastern Time, for the following purposes:
1.To elect our two Class II director nominees identified in the accompanying proxy statement to the Board of Directors (the "Board") to serve until the Company's 2026 Annual Meeting of Stockholders.
2.To amend the 2021 Equity Incentive Plan for the Company to (i) provide an increase in the number of shares currently available under the 2021 Equity Incentive Plan, (ii) add an "evergreen" provision beginning as of January 1, 2024 and (iii) extend the expiration date to the tenth (10th) anniversary of the Annual Meeting.
3.To ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.
4.To grant the Board of Directors the discretionary authority to amend the Company’s Second Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to effect a reverse stock split of the Company’s common stock (the “Reverse Stock Split Proposal”); and
5.To transact such other business as may properly come before the Annual Meeting of Stockholders, or any adjournments or postponements thereof.
The Board has fixed the close of business on April 10, 2023 as the record date for determining those stockholders entitled to receive notice of, to attend and to vote at the Annual Meeting.
The Company furnishes its proxy materials via the internet, providing our stockholders with the information they need in a more timely manner, while reducing the environmental impact and lowering the printing and distribution costs. If you received a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials included in the Notice of Internet Availability.
It is important that your shares be represented at the Annual Meeting. Please note that the Annual Meeting will be held via the internet only. The Company’s accompanying proxy materials include instructions on how to participate in the meeting and the means by which you may vote your shares and submit questions. EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SUBMIT YOUR PROXY BY INTERNET, PHONE OR MAIL AS SOON AS POSSIBLE. If you later choose to revoke your proxy or change your vote, you may do so by following the procedures described in the attached proxy statement. Unless you have previously requested printed materials or you request a paper copy of our proxy materials in the manner specified in the Notice of Internet Availability, you will not receive a paper proxy card.
Please read the proxy materials carefully. Your vote is important and the Company appreciates your cooperation in considering and acting on the matters presented.

By Order of the Board of Directors,
Derek Medlin
April 25, 2023	Chief Operating Officer

The Notice of Annual Meeting, Proxy Statement and our
Annual Report to Stockholders on Form 10-K are available electronically at
https://ir.katapultholdings.com/financial-information/annual-reports-and-proxy
A MESSAGE FROM OUR CHIEF EXECUTIVE OFFICER
DEAR FELLOW STOCKHOLDERS:
Mission and Vision
At Katapult, our mission is to provide under-served nonprime consumers the flexibility they deserve to access the durable goods they need. Our vision is to offer consumers and merchants an innovative lease financing solution that enables transactions at the point of sale. Katapult operates in a large addressable market with lots of opportunity for growth. Merchants gain access to a new customer base that can drive incremental sales and consumers gain access to high quality retailers and the ability to obtain the items they need at the time that best suits their circumstances.
2022 Highlights
As I look back over 2022, I am proud of what we have achieved at Katapult this year. We were able to execute on our growth strategies and provide an enhanced experience to our customers, even with a challenging macro economic environment for both our consumers and retailers, as the combination of rising inflation pressures and reduced consumer spending impacted our business. Despite these challenges, we focused on expanding our key leadership team and embarked on a series of strategic investments to launch new products. This is highlighted by a new feature on our mobile app, Katapult Pay, which provides an accelerated option for merchants to add our solution with minimal tech lift and lower cost and that is showing promising results thus far.
Supporting our Employees and Building our Culture
At Katapult, we recognize that our employees are critical to our success and our ability to execute on our mission and vision. Our people are our most valuable resource, and we believe in an open and collaborative work environment which encourages employees to be accountable and take ownership in their performance and development. Our executive management team is committed to curating an inclusive culture where every team member can achieve success. We strive to provide competitive compensation packages to all employees and continue to enhance our benefit packages to help ensure that our employees thrive. I can't thank our employees enough for all their hard work and commitment to Katapult that has propelled us forward to where we are today.

Sincerely,

Orlando J. Zayas Chief Executive Officer

April 25, 2023

PROXY SUMMARY
Katapult Holdings, Inc.
5204 Tennyson Parkway, Suite 500, Plano, TX 75024

2023 Annual Meeting of Stockholders

Meeting Date	Time	Location	Record Date
Tuesday, June 6, 2023	10:00 a.m. Eastern	www.virtualshareholdermeeting.com/KPLT2023	April 10, 2023
Meeting Agenda and Voting Recommendations

Proposal	Board Vote Recommendation	Page Reference (for more detail)
1 - Election of directors	√ FOR each nominee	9
2 - Amendment to 2021 Equity Incentive Plan	√ FOR	35
3 - Ratification of appointment of independent registered public accounting firm	√ FOR	49
4 - Reverse Stock Split	√ FOR	51

Holders of our common stock as of the close of business on April 10, 2023, the record date, may vote at the Annual Meeting. Each share of common stock is entitled to one vote. Holders of our common stock will vote as a single class on all matters described in this proxy statement.

Class II Director Nominees Standing for Election at the 2023 Annual Meeting

Name	Principal Occupation	Independent	Age
Brian Hirsch	Co-Founder and Managing Partner of Tribeca Venture Partners	√	49
Jane J. Thompson	Chief Executive Officer of Jane J. Thompson Financial Services LLC	√	71

Directors will be elected by a plurality of votes cast at the Annual Meeting by holders of shares present or represented by proxy and entitled to vote. You may not vote your shares cumulatively for the election of directors.
Corporate Governance Highlights

√	7 out of 8 Directors are Independent	√	Annual Board and Committee Self-Evaluations
√	Diversity Reflected in Board Composition	√	Use of Independent Compensation Consultant
√	Regular Executive Session of Independent Directors	√	No Tax Gross-Ups
√	Independent Audit, Compensation, and Nominating and Corporate Governance Committees	√	No "Single Trigger" Change in Control Provisions for Equity Awards
√	All Directors Receive Orientation and Participate in Continuing Education on Critical Topics	√	Policies Prohibiting Hedging, Short Sales, Short-Term Trading and Pledging of Our Common Stock
√	Robust Equity Ownership Guidelines for Executives and Non-Employee Directors	√	Board Oversight of CEO and Executive Management

KATAPULT HOLDINGS, INC.
Proxy Statement - Table of Contents

QUESTIONS AND ANSWERS
Why am I receiving these materials?
The Board of Directors of Katapult Holdings, Inc. (the "Board") is making these Proxy Materials (as defined below) available to you on the Internet or, upon your request, by delivering printed versions of these materials to you by mail, in connection with the solicitation of proxies for use at our 2023 Annual Meeting of Stockholders (the "Annual Meeting"), or at any adjournment or postponement of the Annual Meeting. The Annual Meeting will occur on June 6, 2023 at 10:00 a.m. Eastern Time via live webcast at www.virtualshareholdermeeting.com/KPLT2023.
Why did I receive a Notice of Internet Availability of Proxy Materials on the internet instead of a full set of proxy materials?
Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our Proxy Materials (as defined below) over the Internet. Accordingly, we have sent you a Notice of Internet Availability of Proxy Materials (the "Notice of Internet Availability) because the Board is soliciting your proxy to vote at the Annual Meeting.
The Notice of 2023 Annual Meeting of Stockholders (“Notice”), this proxy statement, the proxy card or voting instruction form, and our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 (collectively, the “Proxy Materials”) are available to stockholders on the Internet.
The Notice of Internet Availability will provide instructions as to how a stockholder of record may access and review the Proxy Materials on the website referred to in the Notice of Internet Availability or, alternatively, how to request that a copy of the Proxy Materials, including a proxy card, be sent by mail or email to the stockholder of record. The Notice of Internet Availability will also provide voting instructions. Please note that, while our Proxy Materials are available at the website referenced in the Notice of Internet Availability, and our Notice of Annual Meeting, proxy statement and Annual Report are available on our website, no other information contained on either website is incorporated by reference in or considered to be a part of this document.
When will the Proxy Materials first be made available?
We intend to mail the Notice of Internet Availability on or about April 25, 2023 to all stockholders of record entitled to vote at the Annual Meeting. The Proxy Materials will be made available to stockholders on the Internet on the same date.
Will I receive any other Proxy Materials by mail?
You will not receive any additional Proxy Materials via mail unless you request a printed copy of the Proxy Materials in accordance with the instructions set forth in the Notice of Internet Availability. We may elect, in our discretion, to send you a proxy card, along with a second Notice of Internet Availability, on or after 10 calendar days have passed since our first mailing of the Notice of Internet Availability.
What is the purpose of the Annual Meeting?
For stockholders to vote on the following proposals:
1.To elect the two Class II director nominees identified in the accompanying proxy statement to the Board to serve until the Company's 2026 annual meeting of stockholders;
2.To amend the 2021 Equity Incentive Plan for the Company to (i) provide an increase in the number of shares currently available under the 2021 Equity Incentive Plan, (ii) add an "evergreen" provision beginning as of January 1, 2024, and (iii) extend the expiration date to the tenth (10th) anniversary of the Annual Meeting;
3.To ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023;
4.To grant the Board of Directors the discretionary authority to amend the Company’s Second Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to effect a reverse stock split of the Company’s common stock (the “Reverse Stock Split Proposal”); and
5.To transact such other business as may properly come before the Annual Meeting or at any adjournment or postponement thereof.
How does the Board of Directors recommend I vote on these proposals?
The Board recommends that you vote:
✓    "FOR" the election of Brian Hirsch and Jane J. Thompson as Class II directors to serve until the Company's 2026 annual meeting of stockholders;

PROXY STATEMENT	3

✓"FOR" the amendment to the 2021 Equity Incentive Plan;
✓ "FOR" the ratification of the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2023.
✓ "FOR" the Reverse Stock Split Proposal.
Will a list of record stockholders as of the record date be available?
A list of stockholders entitled to vote at the meeting will be available for examination during normal business hours by any stockholder for any purpose germane to the meeting for 10 days before the meeting at our offices located at 5204 Tennyson Parkway, Suite 500, Plano, TX 75024. Please email ir@katapultholdings.com to arrange for in-person examination. The stockholder list will also be available electronically for the required period of time at the start of the Annual Meeting.
Who is entitled to vote at the Annual Meeting and how many votes do I have?
Holders of our common stock as of the close of business on April 10, 2023, the record date, may vote at the Annual Meeting. As of the record date, there were 99,561,148 shares outstanding of our common stock. Each share of common stock is entitled to one vote. Holders of our common stock will vote as a single class on all matters described in this proxy statement.
What is the difference between holding shares as a stockholder of record and as a beneficial owner?
If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are considered the stockholder of record with respect to those shares, and the Notice of Internet Availability of Proxy Materials was sent directly to you by Broadridge Financial Solutions, Inc. As a stockholder of record, you may vote your shares online during the virtual Annual Meeting or by proxy as described below.
If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the "beneficial owner" of shares held in street name. The Notice and, upon your request, the Proxy Materials were forwarded to you by your broker, bank or other nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your bank, broker or other nominee on how to vote your shares by following their instructions for voting.
How can I vote my shares?
If you are a stockholder of record, you may vote:
•Via the Internet. You may vote by proxy via the Internet by following the instructions found on the proxy card.
•By Telephone. You may vote by proxy by calling the toll-free number found on the proxy card.
•By Mail. You may vote by proxy by filling out the proxy card and returning it in the envelope provided.
•During the Meeting. You may vote online during the virtual Annual Meeting by following the instructions on the screen.
Internet and telephone voting will be available 24 hours a day and will close at 11:59 p.m. Eastern Time on Monday, June 5, 2023.
If you are a beneficial owner of shares held in street name, you should have received from your bank, broker or other nominee instructions on how to vote or instruct the broker to vote your shares, which are generally contained in a "voting instruction form" sent by the broker, bank or other nominee. Please follow their instructions carefully. Beneficial owners generally may vote:
•Via the Internet. You may vote by proxy via the Internet by following the instructions on the voting instruction form provided to you by your broker, bank or other nominee.
•By Telephone. You may vote by proxy by calling the toll-free number found on the voting instruction form provided to you by your broker, bank or other nominee.
•By Mail. You may vote by proxy by filling out the voting instruction form and returning it in the envelope provided to you by your broker, bank or other nominee.
•During the Meeting. If you wish to vote your shares directly during the meeting, you must obtain a legal proxy from the organization that holds your shares. Please contact that organization for instructions on how to obtain a legal proxy to you from your broker, bank or other nominee.
If you received more than one Notice of Internet Availability of Proxy Materials or proxy card, then you hold shares of Katapult Holdings, Inc. common stock in more than one account. You should vote via the Internet, by telephone, by mail or during the meeting for all shares held in each of your accounts.
When proxy cards are properly signed, dated and returned by the deadline stated above, the shares represented by the proxies will be voted in accordance with the instructions of the stockholder. If no specific instructions are given, you give authority to Orlando Zayas or Nancy Walsh to vote the shares in accordance with the recommendations of our Board as

4	Katapult Holdings, Inc.

Questions and Answers
described above. If any director nominee is not able to serve, proxies will be voted in favor of the other nominee and may be voted for a substitute nominee, unless our Board chooses to reduce the number of directors serving on our Board. If any matters not described in this Proxy Statement are properly presented at the Annual Meeting, then the proxy holders will use their own judgment to determine how to vote the shares. If the Annual Meeting is adjourned, the proxy holders can vote your shares on the new meeting date as well, unless you have revoked your proxy.
Internet proxy voting will be provided to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you are responsible for any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.
What if only one copy of the Notice of Internet Availability or the Proxy Materials was delivered to multiple stockholders who share a single address?
Under SEC rules, a single Notice of Internet Availability (or one copy of this Proxy Statement and the accompanying 2022 Annual Report, for those stockholders who previously requested paper copies) will be delivered in one envelope to multiple stockholders having the same last name and address and to individuals with more than one account registered at Continental Stock Transfer & Trust Company with the same address unless contrary instructions have been received from an affected stockholder. This procedure, referred to as “householding,” reduces the volume of duplicate materials that stockholders receive and reduces mailing expenses.
You may revoke your consent to future householding mailings or enroll in householding by submitting a written request to our Corporate Secretary at the Company’s offices located at 5204 Tennyson Parkway, Suite 500, Plano, TX 75024. You may also send an email to ir@katapultholdings.com.
We will promptly deliver, upon verbal or written request, a separate copy of the Notice of Internet Availability and the other Proxy Materials to any stockholder residing at an address to which only a single copy of the documents was originally delivered. Requests for additional copies of the Proxy Materials should be directed to our Corporate Secretary as described above.
Can I change my vote or revoke my proxy?
Yes. If you are a stockholder of record, you can change your vote or revoke your proxy at any time before 11:59 p.m. Eastern Time on Monday, June 5, 2023, by:
•Written notice to our Corporate Secretary; or
•Timely delivery of a valid, later-dated proxy or a later-dated vote by telephone, mail or on the Internet.
You may also vote or revoke your proxy during the Annual Meeting.
If you are a beneficial owner of shares held in street name, you should follow the instructions of your bank, broker or other nominee to change or revoke your voting instructions. You may also vote during the Annual Meeting if you obtain a legal proxy as described above.
Can I attend the Annual Meeting?
You are invited to attend the Annual Meeting if you are a registered stockholder or a beneficial owner as of the record date or if you hold a valid proxy for the Annual Meeting. This year’s Annual Meeting will be accessible through the internet. We have adopted a virtual format for our Annual Meeting to make participation accessible for stockholders from any geographic location with internet connectivity. We designed the format of this year’s Annual Meeting to ensure that our stockholders who attend the Annual Meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting. To be admitted to the Annual Meeting at www.virtualshareholdermeeting.com/KPLT2023, you must enter the 16-digit control number found on your Notice or proxy card or, if you are a beneficial owner, within the body of the email you received from your bank, broker or other agent containing the Proxy Materials. The virtual meeting room will open 15 minutes before the start of the meeting and we recommend that you log in a few minutes before the start to ensure you are logged in when the Annual Meeting starts at 10:00 a.m. Eastern Time.
How can I submit a question at the Annual Meeting?
This year’s stockholders' question and answer session will include questions submitted live during the Annual Meeting. An online pre-meeting forum will be available to our stockholders at www.proxyvote.com prior to the date of the Annual Meeting. By accessing this online forum, our stockholders will be able to vote, view the Annual Meeting procedures, and obtain copies of Proxy Materials.
As part of the Annual Meeting, we will hold a live question and answer session during which we intend to answer questions submitted during the meeting in accordance with the Annual Meeting procedures, which are pertinent to the business. We will endeavor to answer as many stockholder submitted questions as time permits that comply with the Annual Meeting rules of conduct. We reserve the right to exclude questions regarding topics that are not pertinent to meeting matters or Company business. Questions may be submitted during the Annual Meeting through www.virtualshareholdermeeting.com/

PROXY STATEMENT	5

KPLT2023. Questions and answers will be grouped by topic and substantially similar questions will be grouped and answered once.
What if I need technical assistance?
We encourage you to access the Annual Meeting before it begins. Online check-in will start shortly before the meeting on June 6, 2023, and we will have technicians available to assist you if you experience any technical difficulties. If you encounter any difficulties accessing the meeting during the check-in or meeting time, please call 1-844-986-0822 (toll free) or 1-303-562-9302 (international).
What constitutes a quorum at the Annual Meeting?
The presence, in person or by proxy, of the holders of a majority in voting power of the shares of our common stock issued and outstanding and entitled to vote at the Annual Meeting must be deemed present or represented by proxy to conduct business at the Annual Meeting. You will be considered part of the quorum if you return a signed and dated proxy card, if you vote by telephone or Internet, or if you attend the virtual Annual Meeting.
Abstentions and withhold votes are counted as "shares present" at the Annual Meeting for purposes of determining whether a quorum exists. Proxies submitted by banks, brokers or other holders of record holding shares for you as a beneficial owner that do not indicate a vote for some of or all the proposals because that holder does not have voting authority and has not received voting instructions from you (so-called "broker non-votes") are also considered "shares present" for purposes of determining whether a quorum exists. If you are a beneficial owner, these holders are permitted to vote your shares on the ratification of the appointment of our independent registered public accounting firm, even if they do not receive voting instructions from you.
What is the voting requirement to approve each of the proposals?
Provided that there is a quorum, the voting requirements are as follows:

Proposal	Vote Required	Broker Discretionary Voting Allowed?
1 - Election of directors	Plurality of votes cast	No
2 - Amendment to 2021 Equity Incentive Plan	Majority of votes cast	No
3 - Ratification of appointment of independent registered public accounting firm	Majority of votes cast	Yes
4 - Reverse Stock Split	Majority of votes outstanding	No
Proposal 1: Election of Directors. Directors will be elected by a plurality of votes cast at the Annual Meeting by holders of shares present or represented by proxy and entitled to vote. You may not vote your shares cumulatively for the election of directors.
Proposal 2: Amendment to 2021 Equity Incentive Plan. To be approved, the amendment to the 2021 Equity Incentive Plan for the Company to (i) provide an increase in the number of shares currently available under the 2021 Equity Incentive Plan, (ii) add an "evergreen" provision beginning as of January 1, 2024, and (iii) extend the expiration date to the tenth (10th) anniversary of the Annual Meeting must receive the affirmative vote of a majority of votes cast (meaning the number of shares voted “for” a proposal must exceed the number of shares voted “against” such proposal). Abstentions and broker non-votes are not considered votes cast for the foregoing purpose, and will have no effect on the vote for this proposal.
Proposal 3: Ratification of the Appointment of Independent Registered Public Accounting Firm. To be approved, the ratification of appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 must receive the majority of “For” votes from the holders of shares present or represented by proxy and entitled to vote.
Proposal 4: Reverse Stock Split. To be approved, the Reverse Stock Split Proposal must receive the affirmative vote of a majority of the outstanding shares of our capital stock entitled to vote.
What is the impact of abstentions, withhold votes and broker non-votes?
Abstentions, withhold votes and broker non-votes are considered "shares present" for the purpose of determining whether a quorum exists, but will not be considered votes properly cast at the Annual Meeting and will have no effect on the outcome of the vote for either Proposal 1 or Proposal 2. Because the voting standard for Proposal 4 requires a majority of the outstanding shares of common stock entitled to vote, abstentions and broker non-votes will have the effect of a vote “against” Proposal 4.

6	Katapult Holdings, Inc.

Questions and Answers
If you are a beneficial holder and you do not instruct your bank or broker how to vote your shares, your bank or broker may exercise its discretionary authority to vote your shares with regard to Proposal 3—Ratification of the Appointment of Independent Registered Public Accounting Firm, but cannot exercise its discretionary authority to vote your shares regarding Proposal 1—Election of Directors or Proposal 2 – Amendment to 2021 Equity Incentive Plan or Proposal 4—Reverse Stock Split, thus resulting in “broker non-votes.” Therefore, in order for your voice to be heard, it is important that you vote.
Who pays for the cost of this proxy solicitation?
We will pay all the costs of preparing, mailing and soliciting the proxies. We will ask brokers, banks, voting trustees and other nominees and fiduciaries to forward the Proxy Materials to the beneficial owners of our common stock and to obtain the authority to execute proxies. We will reimburse them for their reasonable expenses upon request. We have engaged Innisfree M&A Incorporated to advise the Company and assist with our solicitation of proxies for an estimated fee of $22,500, plus reasonable out-of-pocket expenses. In addition to mailing Proxy Materials, our directors, officers and employees may solicit proxies in person, by telephone or otherwise. These individuals will not be specially compensated.
Who will count the votes and where can I find the voting results of the Annual Meeting?
All votes will be counted by the inspector of election appointed for the Annual Meeting. We will announce preliminary voting results at the Annual Meeting and we also will disclose voting results on a Current Report on Form 8-K that we will file with the SEC, within four business days after the Annual Meeting.
How can I obtain Katapult's Form 10-K and other financial information?
Stockholders can access our 2022 Annual Report on Form 10-K, and other financial information, on our website at https://ir.katapultholdings.com/financial-information/sec-filings. Alternatively, stockholders can request a paper copy of the Annual Report by writing to: Katapult Holdings, Inc., 5204 Tennyson Parkway, Suite 500, Plano, TX 75024, Attention: Corporate Secretary.
How do I submit a stockholder proposal for consideration at next year's annual meeting of stockholders?
For a proposal to be included in our proxy statement for the 2024 annual meeting of stockholders, you must submit it on or before December 27, 2023. Any proposal sent after December 27, 2023 shall be considered untimely for the 2024 annual meeting of stockholders. Your proposal must be in writing and comply with the proxy rules of the SEC. You should send your proposal to: Katapult Holdings, Inc., 5204 Tennyson Parkway, Suite 500, Plano, TX 75024, Attention: Corporate Secretary.
You also may submit a proposal that you do not want included in the proxy statement but that you want to raise at the 2024 annual meeting of stockholders. We must receive this type of proposal in writing on or after February 7, 2024, but no later than March 8, 2024 (assuming that the 2024 annual meeting of stockholders is held not more than 30 days before or after June 6, 2024).
How do I recommend a director nominee?
If you wish to nominate an individual for election as director at the 2024 annual meeting of stockholders, we must receive your written nomination on or after February 7, 2024, but no later than March 8, 2024 (assuming that the 2024 annual meeting of stockholders is held not more than 30 days before or after June 6, 2024). You should send your proposal to: Katapult Holdings, Inc., 5204 Tennyson Parkway, Suite 500, Plano, TX 75024, Attention: Corporate Secretary. The notice must contain certain information relating to you, any other beneficial owner and any of your or their affiliates and associates as well as certain information relating to your proposed nominee, each as set forth in more detail in our Bylaws. Our Bylaws may be found on our website at https://ir.katapultholdings.com/corporate-governance/governance-highlights.
In addition to satisfying the foregoing requirements under our bylaws, to comply with the universal proxy rules (once effective), stockholders who intend to solicit proxies in support of director nominees other than Katapult’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 7, 2024 (assuming that the 2024 annual meeting of stockholders is held not more than 30 days before or after June 6, 2024).
Who should I call if I have any additional questions?
If you are the stockholder of record for your shares, you may send an email to ir@katapultholdings.com. If you are a beneficial owner with shares are held in street name, please contact the telephone number provided on your voting instruction form or contact your bank, broker or other nominee directly.

Forward-Looking Statements

PROXY STATEMENT	7

Certain statements included in this Proxy Statement that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding our business outlook, our ability to weather the macroeconomic headwinds and our momentum in building volume opportunities in our addressable market and the benefits from the mobile app featuring Katapult Pay. These statements are based on various assumptions, whether or not identified in this Proxy Statement, and on the current expectations of Katapult’s management and are not predictions of actual performance. Risks and uncertainties are discussed in greater detail in the section entitled “Risk Factors” in our periodic reports filed with the Securities and Exchange Commission (“SEC”), including the Annual Report on Form 10-K that we filed with the SEC for the year ended December 31, 2022.

8	Katapult Holdings, Inc.

PROPOSAL NO. 1
ELECTION OF DIRECTORS
Our Board currently consists of eight members and will be reduced to 6 members immediately after this Annual Meeting. Our amended and restated certificate of incorporation provides for a classified Board consisting of three classes of directors, with such classes to be as nearly equal as possible. Currently, Class I consists of three directors, Class II consists of two directors and Class III consists of three directors. In connection with the reduction of the size of our Board, Messrs. Einbinder and Taragin have not been nominated for reelection at this Annual Meeting. Mr. Hirsch and Ms. Thompson have agreed to be reassigned to Class II in connection therewith. As such, following the Annual Meeting, the three classes will each consist of two directors. Each class serves for a three-year term. Vacancies on our Board may be filled by the affirmative vote of a majority of directors then in office. A director elected by our Board to fill a vacancy in a class, including vacancies created by an increase in the number of directors, shall serve for the remainder of the full term of that class and until the director’s successor is duly elected and qualified. Our amended and restated certificate of incorporation provides that our Board must consist of two or more directors, and the number of directors to hold office at any time is determined from time to time by resolution of our Board. Upon the expiration of the initial term of office for each class of directors, each director in that class will be elected for a three-year term and to serve until a successor is duly elected and qualified or until his or her earlier death, resignation or removal.
Upon the recommendation of our Nominating and Corporate Governance Committee, the Board has nominated Mr. Hirsch and Ms. Thompson for election as Class II directors at the Annual Meeting.
The table below sets forth information with respect to each director nominee:

Name	Principal Occupation	Independent	Age
Brian Hirsch	Co-Founder and Managing Partner of Tribeca Venture Partners	√	49
Jane J. Thompson	Chief Executive Officer of Jane J. Thompson Financial Services LLC	√	71

Vote Required
Each director is elected by a plurality vote. The two director nominees receiving the highest number of “FOR” votes will be elected. If elected at the Annual Meeting, each of these nominees will serve for a three-year term expiring at the 2026 annual meeting of stockholders and until a successor has been duly elected and qualified or until his or her earlier death, resignation or removal. Each person nominated for election is independent and has agreed to serve if elected, and we have no reason to believe that any nominee will be unable to serve. If any nominee is not able to serve, proxies will be voted in favor of the other nominee and may be voted for a substitute nominee, unless our Board chooses to reduce the number of directors serving on our Board. Unless otherwise instructed, the proxy holders will vote the proxies received by them "FOR" the election of Mr. Hirsch and Ms. Thompson.
For information about each director nominee and each director whose term is continuing after the Annual Meeting, see below the section titled "Information Regarding Director Nominees and Continuing Directors."

The Board recommends a vote "FOR" the election of Mr. Hirsch and Ms. Thompson as Class II directors.

PROXY STATEMENT	9

Information Regarding Director Nominees and Continuing Directors
The below table sets forth summary information with respect to our director nominees and continuing directors:

Name	Director Since	Age
Class I Directors - Term Expiring at the 2025 Annual Meeting
Chris Masto	2021	55
Joyce A. Phillips	2022	60
Class II Directors - If Elected, Term Expiring at the 2026 Annual Meeting
Brian Hirsch	2021	49
Jane J. Thompson	2022	71
Class III Directors - Term Expiring at the 2024 Annual Meeting
Don Gayhardt	2021	58
Orlando J. Zayas	2021	60
Director Diversity Summary
The matrix below summarizes certain key attributes that our directors bring to the Board to enable effective oversight and is intended to provide a summary of the diversity of our Board. Additional details on each director, including this year's director nominees, experiences, qualifications, skills and attributes are set forth in their biographies.

Board Diversity Matrix (as of April 25 , 2023)
Total Number of Directors	8
	Masto	Phillips	Thompson	Einbinder(1)	Taragin(1)	Gayhardt	Hirsch	Zayas
Tenure and Independence
Tenure (years)	2	1	1	4(2)	2	2	2	2
Independence	Yes	Yes	Yes	Yes	Yes	Yes	Yes	No
Demographics
Age	55	60	71	63	55	58	49	60
Gender Identity	M	F	F	M	M	M	M	M
African American or Black
Alaskan Native or Native American
Asian
Hispanic or Latinx								√
Native Hawaiian or Pacific Islander
White	√	√	√	√	√	√	√
LGBTQ+	No	No	No	No	No	No	No	Yes
Did not Disclose
(1) The terms of Messrs. Einbinder and Taragin will expire at the Annual Meeting.
(2) Includes service as a member of the board of directors of our legacy entity, FinServ.

10	Katapult Holdings, Inc.

Proposal No. 1 - Election of Directors

Director Biographies
The following sets forth a brief biographical summary of the experience of each of our director nominees and directors:

Name, Age, Class and Term	Principal Occupation, Committee Memberships and Biography	Other Public Company Directorships
Chris Masto (55) Class I Term expires at the 2025 Annual Meeting of Stockholders
Co-Founder and Senior Advisor at FFL Partners
Member of the Nominating and Corporate Governance Committee
Mr. Masto has been a director of Katapult since June 2021. Mr. Masto is Co-Founder and Senior Advisor at FFL Partners, a private equity firm, which he co-founded in 1997 and where he served as a Partner, member of the Investment Committee and member of firm leadership until transitioning to a Senior Advisor role in 2017. Prior to co-founding FFL Partners, Mr. Masto worked as a management consultant with Bain & Company and an investment banker at Morgan Stanley & Co. Mr. Masto also currently serves on the board of directors of CURO Group Holdings Corp. (NYSE: CURO), Resident Home (Co-Chair) and VolunteerMatch.org, and is an Advisory Board Member of Valo Ventures. He was previously a Director of Tempur Sealy International (NYSE: TPX) and Chairman of TriTech Software Systems. Mr. Masto graduated magna cum laude from Brown University with an Sc.B. in Electrical Engineering, and received an MBA from Harvard Business School. We believe Mr. Masto is qualified to serve on our board of directors due to his extensive background in private equity, strategic planning and finance and his considerable experience serving on public and private boards of directors.
Current CURO Group Holdings Corp. Former (Past 5 Years) None
Name, Age, Class and Term	Principal Occupation, Committee Memberships and Biography	Other Public Company Directorships
Joyce A. Phillips (60) Class I Term expires at the 2025 Annual Meeting of Stockholders
Founder and Chief Executive Officer of EqualFuture Corp.
Member of the Audit Committee
Ms. Phillips has been a director of Katapult since February 2022. Ms. Phillips is Founder and Chief Executive Officer of EqualFuture Corp., a fintech startup based in San Francisco that delivers affordable personal financial wellness platforms via a SaaS model to individuals and businesses, since 2017. Previously, Ms. Phillips was CEO of Australia and New Zealand Banking Group Limited’s Global Wealth Division from 2012 to 2016 and Group Managing Director of Innovation, Strategy and Marketing from 2009 to 2016. Ms. Phillips also served as President and Chief Operating Officer of American Life Insurance Co., a subsidiary of American International Group, and Global Head of International Retail Banking at Citigroup. Earlier in her career she also held management roles at GE Capital . Ms. Phillips currently serves on the Board of Directors of The Western Union Company and First Interstate BancSystem, Inc. Ms. Phillips served on the Board of Directors of Reinsurance Group of America from 2014 to 2017. Ms. Phillips holds an M.B.A from the Stern School of Business at New York University. We believe Ms. Phillips is qualified to serve on our board of directors due to her extensive background leading financial companies and her substantial experience serving on the board of directors of public companies.
Current Western Union and First Interstate BancSystem Former (Past 5 Years) Reinsurance Group of America

PROXY STATEMENT	11

Name, Age, Class and Term	Principal Occupation, Committee Memberships and Biography	Other Public Company Directorships
Brian Hirsch (49) Class II (Nominee) If elected, term will expire at the 2026 Annual Meeting of Stockholders
Co-Founder and Managing Partner of Tribeca Venture Partners
Chair of the Board
Mr. Hirsch has been a director of Katapult since June 2021. Mr. Hirsch had been a director of Legacy Katapult from November 2016 until the consummation of the Business Combination. He is a Co-Founder and Managing Partner of Tribeca Venture Partners, or TVP, which he formed in 2011, where his investment interests include entrepreneurial startups and high growth companies in numerous technology sectors, including marketplaces, fintech, SaaS, edtech and consumer related businesses. Prior to founding TVP, Mr. Hirsch was a founder and Managing Director of Greenhill SAVP, the venture capital arm of Greenhill & Co., Inc., from 2006 to 2011. In total, Mr. Hirsch has been a venture capitalist and early-stage tech investor for over twenty-four years. He currently serves on the board of directors of ACV Auctions (ACVA) as well as numerous private technology companies. Mr. Hirsch holds a B.A. in economics and American studies from Brandeis University. We believe that Mr. Hirsch is qualified to serve on our board of directors due to his experience providing guidance and counsel to, including serving on the boards of directors of, a wide variety of companies across different sectors, as well as his experience as a venture capitalist.
Current ACV Auctions Former (Past 5 Years) None
Name, Age, Class and Term	Principal Occupation, Committee Memberships and Biography	Other Public Company Directorships
Jane J. Thompson (71) Class II (Nominee) If elected, term will expire at the 2026 Annual Meeting of Stockholders
Chief Executive Officer of Jane J. Thompson Financial Services LLC
Chair of the Compensation Committee
Ms. Thompson has been a Director of Katapult since February 2022. Ms. Thompson is the Chief Executive Officer of Jane J. Thompson Financial Services LLC, a management consulting firm, since 2011. Ms. Thompson has led multi-billion dollar organizations in financial services, most recently as president of Walmart Financial Services, a division of Walmart Stores, Inc. Previously, she led the Sears Credit, Sears Home Services, and Sears Online groups at Sears, Roebuck & Co., she served as a partner at McKinsey & Co. Inc., and in brand management and marketing at Procter & Gamble. Ms. Thompson has been a member of the board of directors of Navient Corporation since 2014 and a member of the board of directors of CompoSecure since 2021. She previously was a director of OnDeck Capital, Inc., Mitek Systems, Inc., Blackhawk Network Holdings, Inc., VeriFone Systems, Inc. and The Fresh Market. We believe Ms. Thompson is qualified to serve on our board of directors due to extensive experience in consumer lending, as well as management experience with large, publicly traded businesses and service as a director of several public companies and as a member of various audit, compensation, risk management and governance committees.
Current Navient Corporation and CompoSecure, Inc. Former (Past 5 Years) OnDeck Capital, Inc., Mitek Systems, Inc., Blackhawk Network Holdings, Inc., and VeriFone Systems, Inc.

12	Katapult Holdings, Inc.

Proposal No. 1 - Election of Directors

Name, Age, Class and Term	Principal Occupation, Committee Memberships and Biography	Other Public Company Directorships
Don Gayhardt (58) Class III Term expires at the 2024 Annual Meeting of Stockholders
Former Chief Executive Officer of CURO Holdings Corp.
Member of the Compensation Committee
Mr. Gayhardt has been a director of Katapult since June 2021. Mr. Gayhardt had been a director of Legacy Katapult from April 2017 until the consummation of the Business Combination. Mr. Gayhardt was Chief Executive Officer of CURO Group Holdings Corp., or CURO, from 2012 to 2022, President from 2013 to 2021 and on the CURO board of directors from 2012 to 2022. Prior to joining CURO, Mr. Gayhardt served in various capacities at Dollar Financial Corp. (now known as DFC Global Corp.) from 1990 to 2008, including President and a member of the board of directors from 1998 to 2008. Mr. Gayhardt served on the board of directors of Beneficial Bancorp Inc. until March 2019 when it merged into WSFS Financial Corporation. Mr. Gayhardt holds a B.B.A in accounting from the University of Notre Dame. We believe Mr. Gayhardt is qualified to serve on our board of directors due to his extensive executive leadership background in the financial services industry and financial experience with publicly-traded companies.
Current None Former (Past 5 Years) CURO Holdings Corp. Beneficial Bancorp Inc.
Name, Age, Class and Term	Principal Occupation, Committee Memberships and Biography	Other Public Company Directorships
Orlando J. Zayas (60) Class III Term expires at the 2024 Annual Meeting of Stockholders
Chief Executive Officer of the Company
Mr. Zayas has been the Chief Executive Officer of Katapult since June 2021 and previously was Chief Executive Officer of Legacy Katapult since September 2017. Prior to that, Mr. Zayas was the Chief Executive Officer of DRB Capital from January 2017 to September 2017. Prior to DRB Capital, Mr. Zayas was the President of TEMPOE, LLC. Mr. Zayas has a B.B.A. from the University of Houston and a M.B.A. from the University of Texas. We believe Mr. Zayas is qualified to serve on our board of directors due to his deep knowledge of the Company and executive leadership experience.
Current None Former (Past 5 Years) None

PROXY STATEMENT	13

CORPORATE GOVERNANCE
Corporate Governance Guidelines
Our Board has adopted Corporate Governance Guidelines that address, among other topics, the role and responsibilities of our directors, the structure and composition of our Board, and corporate governance policies and standards applicable to us in general. The Corporate Governance Guidelines are subject to periodic reviews and changes by our Nominating and Corporate Governance Committee and our Board. The full text of our Corporate Governance Guidelines is available on our website at https://ir.katapultholdings.com/corporate-governance/governance-highlights.
Code of Business Conduct and Ethics
Our Board has adopted our Code of Business Conduct and Ethics ("Code of Conduct"), which applies to all of our employees, officers and directors, including our chief executive officer ("CEO"), our chief financial officer and our other executive and senior financial officers. The full text of our Code of Conduct is available on our website at https://ir.katapultholdings.com/corporate-governance/governance-highlights. We will post any amendments to the Code of Conduct or waivers of the Code of Conduct for directors and executive officers on the same website.
Director Independence
Our Board has undertaken a review of the independence of each of our directors. As required under The Nasdaq Stock Market (“Nasdaq”) listing standards, a majority of the members of a listed company’s Board must qualify as “independent,” as affirmatively determined by the Board. The Board consults with the Company’s counsel to ensure that the Board’s determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of Nasdaq, as in effect from time to time.
Based on information provided by each director concerning his background, employment and affiliations, our Board has determined that none of our non-employee directors has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is "independent" as that term is defined under the applicable rules and regulations of the SEC and the listing requirements and rules of the NASDAQ. In making this determination, our Board considered the current and prior relationships that each non-employee director has with Katapult and all other facts and circumstances that our Board deemed relevant in determining their independence, including the beneficial ownership of our common stock by each non-employee director and the transactions involving them described under "Certain Relationships and Related Transactions."
Further, the Board has determined that Mr. Zayas, as CEO of Katapult, is not independent.
Risk Oversight
Our full Board exercises risk oversight at Katapult. Committees take the lead in discrete areas of risk oversight when appropriate. For example, the Audit Committee is primarily responsible for risk oversight relating to financial statements, discussing with management the Company's major financial risk exposures and reviewing with management emerging cybersecurity developments and threats; the Compensation Committee is primarily responsible for risk oversight relating to executive compensation, including overseeing succession planning for executive officers and reviewing and establishing appropriate insurance coverage; and the Nominating and Corporate Governance Committee is primarily responsible for risk oversight relating to corporate governance. In addition, our Board and its committees exercise their risk oversight function by regularly receiving and evaluating reports from management and by making inquiries of management concerning these reports, as appropriate. Furthermore, our Board and its committees receive reports from our auditors and other consultants, such as our compensation consultant, and may meet in executive sessions with these outside consultants.
Communications with Directors
Interested parties may communicate with our Board or with an individual director by writing to our Board or to the particular director and mailing the correspondence to: Katapult Holdings, Inc., 5204 Tennyson Parkway, Suite 500, Plano, TX 75024, Attention: Corporate Secretary. The Corporate Secretary will promptly relay to the addressee all communications that they determine require prompt attention and will regularly provide our Board with a summary of all

14	Katapult Holdings, Inc.

substantive communications. Certain items that are unrelated to the duties and responsibilities of the Board will be excluded, such as business solicitations; junk mail, mass mailings and spam; employment inquiries; and surveys.

PROXY STATEMENT	15

Board Nominations and Qualifications
Our Board determines the appropriate characteristics, skills and experience for the Board as a whole and for its individual members. Our Board has delegated to our Nominating and Corporate Governance Committee the responsibility for recommending to our Board the nominees for election as directors at the annual meetings of stockholders and for recommending persons to fill any vacancy on our Board. The Nominating and Corporate Governance Committee appreciates the value of thoughtful Board refreshment, and considers the combination and mixture of skills, experience and judgment that the directors bring to the Board to assess whether the Board has the necessary tools to perform its oversight function effectively. Our Nominating and Corporate Governance Committee selects individuals for nomination to our Board based on the following criteria:
•individual qualifications, including, relevant career experience, strength of character, maturity of judgment and familiarity with the Company’s business and industry.
•all other factors it considers appropriate, including, existing commitments to other businesses, potential conflicts of interest, legal considerations, corporate governance background, financial and accounting background, executive compensation background, and the size, composition and combined expertise of the existing Board.
The Board and the Nominating and Corporate Governance Committee retain the right to modify these qualifications from time to time.
In addition to the above requirements, our directors are selected based on their breadth and diversity of relevant experience, professional expertise, talent, knowledge and abilities to carry out the Board’s responsibilities. As stated in our Corporate Governance Guidelines, the Board is committed to seeking highly qualified candidates of diverse gender and race, as well as taking into account other factors that promote principles of diversity, including diversity of a candidate’s perspective, background, nationality, age and other demographics. As a majority of our Board must consist of individuals who are independent, a nominee's ability to meet the independence criteria established by the NASDAQ is also a factor in the nominee selection process.
For a better understanding of the qualifications of each of our directors, we encourage you to read their biographies set forth in this proxy statement. Candidates for director nominees are reviewed in the context of the current composition of the Board, the operating requirements of the Company and the long-term interests of shareholders. In conducting this assessment, the Nominating and Corporate Governance Committee typically considers diversity (including gender, racial and ethnic diversity), age, skills and such other factors as it deems appropriate, given the current needs of the Board and the Company, to maintain a balance of knowledge, experience and capability.
In the case of incumbent directors whose terms of office are set to expire, the Committee reviews these directors’ overall service to the Company during their terms, including the number of meetings attended, level of participation, quality of performance and any other relationships and transactions that might impair the directors’ independence, as well as the board size and the overall composition of the Board. The Committee also takes into account the results of the Board’s self-evaluation, conducted annually on a group and individual basis with an outside consultant. In the case of new director candidates, the Nominating and Corporate Governance Committee also determines whether the nominee is independent for Nasdaq purposes, which determination is based upon applicable Nasdaq listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The Nominating and Corporate Governance Committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Nominating and Corporate Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board. The Nominating and Corporate Governance Committee meets to discuss and consider the candidates’ qualifications and then selects a nominee for recommendation to the Board by majority vote. In fiscal 2022, the Nominating and Corporate Governance Committee paid a fee to Howard Fischer Associates and Spencer Stuart to assist in the process of identifying or evaluating director candidates.
The Nominating and Corporate Governance Committee will consider candidates for director recommended by stockholders so long as the recommendations comply with our Certificate of Incorporation and Bylaws and applicable laws, rules and regulations, including those promulgated by the SEC, including Rule 14a-8 under the Exchange Act. The Nominating and Corporate Governance Committee will evaluate such recommendations in accordance with its charter, our Bylaws, our Corporate Governance Guidelines, and the regular nominee criteria described above. Stockholders wishing to recommend a candidate for nomination should comply with the procedures set forth in the section above titled "Questions and Answers on Meeting and Voting - How do I recommend a director nominee?"
Attendance at Annual Meeting
Directors are encouraged to attend our annual meetings of stockholders. Accordingly, we expect all of our directors will be present during the Annual Meeting. At last year's Annual Meeting, all Directors attended.

16	Katapult Holdings, Inc.

Related-Party Transaction Policy
Our board of directors has adopted a written related person transaction policy that sets forth the following policies and procedures for the review and approval or ratification of related person transactions.
A “Related Person Transaction” is a transaction, arrangement or relationship in which we or any of our subsidiaries was, is or will be a participant, the amount of which involved exceeds $120,000, and in which any related person had, has or will have a direct or indirect material interest. A “Related Person” means:
•any person who is, or at any time during the applicable period was, one of our executive officers or a member of our board of directors;
•any person who is known by us to be the beneficial owner of more than five percent (5%) of our voting stock;
•any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, daughter-in-law, brother-in-law or sister-in-law of a director, officer or a beneficial owner of more than five percent (5%) of our voting stock, and any person (other than a tenant or employee) sharing the household of such director, executive officer or beneficial owner of more than five percent (5%) of our voting stock; and
•any firm, corporation or other entity in which any of the foregoing persons is a partner or principal or in a similar position or in which such person has a 10 percent (10%) or greater beneficial ownership interest.
We also adopted policies and procedures designed to minimize potential conflicts of interest arising from any dealings it may have with its affiliates and to provide appropriate procedures for the disclosure of any real or potential conflicts of interest that may exist from time to time. Specifically, pursuant to our audit committee charter, the audit committee will have the responsibility to review related person transactions.
Family Relationships
There are no family relationships among any of the executive officers or directors of the Company.
Board Leadership Structure
Our Board will fill the Chair of our Board and CEO positions based upon our Board's view of what is in the best interests of Katapult and its stockholders. The CEO and Chairman may, but need not be, the same person. Currently, Orlando Zayas is our CEO and Brian Hirsch is Chair of the Board. Because the Chair of our Board is independent, we do not currently have a lead independent director.
We believe the separation of our CEO and Chair of the Board is best for our company and our stockholders at this time because it strengthens the Board’s independence from management while continuing to leverage the experience and perspective of all our non-employee directors. We believe there is good communication between management and our non-employee directors, and that our non-employee directors are able to carry out their oversight responsibilities effectively.
The size of our Board and the relationship between management and non-employee directors put each director in a position to influence agendas, flow of information, and other matters. Our Board frequently holds separate meetings for independent directors without management present. These meetings generally will be held in conjunction with regularly scheduled meetings and at other times as requested by an independent director. The Chair of the Board generally chairs meetings of the independent directors. In such cases where the Chair of the Board is unavailable, a majority of the then present independent directors elect a director to chair the meeting.
Our Board believes that management speaks for Katapult. While individual non-employee directors may, from time-to-time, meet or otherwise communicate with various constituencies that are involved with us, it is expected that directors would do this with the knowledge of management and, absent unusual circumstances, only at the request of management.

PROXY STATEMENT	17

Board Meetings and Committees
The following table presents the members of each committee of the Board and the number of times each committee met during 2022:

Name	Board	Audit Committee(2)	Compensation Committee	Nominating and Corporate Governance Committee(3)
Lee Einbinder(1)	M	M		M
Don Gayhardt	M	C	M
Brian Hirsch	CB		M
Chris Masto	M			M
Joyce A. Phillips	M	M		C
Bruce Taragin(1)	M			M
Jane J. Thompson	M	M	C
Orlando J. Zayas	M
Number of Meetings	19	10	7	5
(CB) Chair of the Board (M) Member (C) Committee Chair
(1) The terms of Messrs. Einbinder and Taragin will expire at the Annual Meeting.
(2) Lee Einbinder served as chair of our audit committee until April 10, 2023. Don Gayhardt was appointed to our audit committee to serve as a member of the committee and committee chair on April 10, 2023.
(3) Bruce Taragin served as chair of our nominating and corporate governance committee until April 10, 2023. Joyce A. Phillips was appointed to our nominating and corporate governance committee on February 14, 2023 and was appointed as committee chair on April 10, 2023.
Our Board has an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee, each of which has the composition and responsibilities described below. Each committee is governed by a written charter and each committee charter is posted on our website at https://ir.katapultholdings.com/corporate-governance/governance-highlights. The inclusion of our website address here and elsewhere in this proxy statement does not include or incorporate by reference the information on our website into this proxy statement.
Members serve on the Board committees for such term or terms as our Board may determine or until their earlier resignations or death. The Board has determined that each member of each committee meets the applicable Nasdaq rules and regulations regarding “independence” for such committee and each member is free of any relationship that would impair his or her individual exercise of independent judgment with regard to the Company.
Our Board held a total of 19 meetings during 2022. Each current director attended at least 75% of the meetings of the Board and the committees on which he or she serves held during his or her tenure. From time to time, our Board may also establish other special committees when necessary to address specific issues.
Audit Committee
The Audit Committee consists of Messrs. Einbinder and Gayhardt and Mmes. Phillips and Thompson, each of whom the Board has determined satisfies the independence requirements of Rule 10A-3 of the Exchange Act. Mr.Gayhardt is the chair of our Audit Committee, and the Board has also determined that Mr. Gayhardt is an "audit committee financial expert," as defined under SEC rules, and possess financial sophistication as required by the applicable listing standards of the NASDAQ. This designation does not impose on any of them any duties, obligations or liabilities that are greater than are generally imposed on members of our Audit Committee and our board of directors.
The Audit Committee is responsible for, among other things:
•appointment, termination, compensation, independence, performance and oversight of the work of any independent accounting firm engaged to prepare or issue an audit report or related work;
•considering and approving, in advance, all audit and non-audit services to be performed by independent accountants;
•reviewing and discussing the adequacy and effectiveness of our accounting and financial reporting processes and controls and the audits of our financial statements;

18	Katapult Holdings, Inc.

•appointment and replacement of the head of any internal audit function at the Company, including reviewing and discussing with any internal auditors the charter, purpose, authority and organizational lines of the internal audit function, the annual audit plan and budget;
•establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters;
•reviewing and discussing with management and independent auditor the annual and quarterly financial statements and related press releases prior to their release; including recommending to the Board for its approval the inclusion of the audited financial statements in the Company's annual report on Form 10-K;
•reviewing and approving transactions and/or unusual events between the Company and related parties;
•in consultation with the Nominating and Corporate Governance Committee, reviewing and recommending to the Board for adoption any revisions to the Company’s Code of Conduct;
•reviewing and reassessing the adequacy of the Audit Committee's charter at least annually and recommending any proposed changes to the Board for approval;
•discussing with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures;
•reviewing with management, at least annually, emerging cybersecurity developments and threats, the Company’s risks relating to cybersecurity, including a review of the state of the Company’s cybersecurity, and the Company’s strategy to mitigate security risks; and
•handling such other matters that are specifically delegated to the Audit Committee by our Board from time to time.
Compensation Committee
The Compensation Committee consists of Ms. Thompson and Messrs. Gayhardt and Hirsch, with Ms. Thompson serving as chair of our Compensation Committee. Our Board has determined that each member of the Compensation Committee is independent under the Nasdaq listing standards and a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act.
The Compensation Committee is responsible for, among other things:
•reviewing and making recommendations to the Board concerning the compensation of our CEO and all of our other executive officers;
•periodically reviewing and advising the Board concerning the Company’s overall compensation philosophy, policies and plans, and monitoring and assessing risks associated therewith;
•making recommendations to the Board regarding all employee benefit plans for the Company;
•reviewing and making recommendations to the Board regarding director compensation and benefits for service on the Board and Board committees;
•recommending to the Board stock ownership guidelines for the Company’s executive officers and non-employee directors, and periodically assessing such guidelines and recommend revisions, as appropriate;
•making recommendations to the Board regarding the establishment and terms of the Company’s incentive compensation plans and equity-based plans and administering such plans, including approving equity-based awards;
•overseeing succession planning for executive officers;
•reviewing and establishing appropriate insurance coverage for directors and executive officers; and
•performing such other functions and activities consistent with the Compensation Committee's Charter, the Company’s Bylaws and governing law as the Committee deems necessary or as the Board may direct.
Compensation Consultant
During the past fiscal year, after taking into consideration the six factors prescribed by the SEC and Nasdaq, the Compensation Committee engaged Compensia, Inc. ("Compensia"), a national compensation consulting firm, as its compensation consultants. The Compensation Committee has assessed Compensia independence and determined that Compensia's work did not raise any conflicts of interest in connection with its provisions of services to the Compensation Committee. In 2022, the Compensation Committee engaged Compensia to provide competitive market data, peer group analysis and conduct an executive compensation assessment analyzing the cash and equity compensation of our executive officers and non-employee directors against compensation for similarly situated executives and directors at our peer group.

PROXY STATEMENT	19

Our Compensation Committee utilizes the data and analysis from Compensia to evaluate and determine appropriate levels of overall compensation for our executive officers, as well as each separate element of compensation, to be consistent and competitive with our peer group.
Compensation Committee Interlocks and Insider Participation
During 2022, Ms. Thompson and Messrs. Gayhardt and Hirsch served on our Compensation Committee. None of the members of the Compensation Committee were at any time during 2022, or any other time, an officer or employee of the Company. During 2022, none of our executive officers served as a member of the board of directors or compensation committee of any other entity that has an executive officer serving as a member of our Board or Compensation Committee.
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee consists of Ms. Phillips and Messrs. Einbinder, Masto and Taragin. Ms. Phillips is the chair of our Nominating and Corporate Governance Committee. Our Board has determined that each member of the nominating and corporate governance committee is independent under the Nasdaq listing standards.
The Nominating and Corporate Governance Committee is responsible for, among other things:
•developing, making recommendations for Board approval, and reviewing on an ongoing basis the adequacy of the corporate governance principles applicable to the Company, and review and recommend to the Board changes to the Company's bylaws as needed;
•reviewing and discussing with management disclosure of the Company's corporate governance practices;
•reviewing, at least annually, the Company's compliance with the corporate governance listing requirements of Nasdaq, and report to the Board on same;
•determining criteria for selecting new directors, and considering and recommending director candidate and nominees to the Board
•working with management, developing orientation materials for new directors and corporate governance-related continuing education for all Board members.
•developing criteria for evaluation of the performance of the Board and each of its committees, and if requested, assisting the Board in carrying out the performance evaluation;
•considering and making recommendations to the Board concerning qualifications, appointments and removal of committee members;
•proposing changes to the Nominating and Corporate Governance Committee Charter or the scope of responsibilities of the Nominating and Corporate Governance Committee to the Board for appropriate action;
•in consultation with the Audit Committee, reviewing and recommending to the Board for adoption any revisions to the Company’s Code of Conduct;
•reviewing proposed waivers of the Code of Conduct for directors and executive officers; and
•performing any other functions and activities consistent with the Committee's Charter, the Company’s Bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

Board and Committee Self-Evaluation Process
In accordance with our Corporate Governance Guidelines and the charter of each Board committee, on an annual basis our Board and committees each conduct a rigorous self-evaluation process that includes individual evaluations by each director. The process, which proceeds independently from the Company’s management, is overseen by our Nominating and Corporate Governance Committee with the assistance of an independent outside advisor. Each director provides written responses discussing his or her feedback on the performance and effectiveness of the Board and the committees on which they serve, and the independent outside advisor may conduct brief interviews with the Board members if warranted. The feedback is compiled anonymously and presented to the Board. The Board believes that this annual self-evaluation process supports its effectiveness and continuous improvement.
Environmental, Social and Governance (ESG)

Katapult’s commitment to social responsibility is embedded in our mission, culture, and day-to-day operations. In 2022, the Board and management launched an internal working team to evaluate our ESG efforts with the support of external advisors.

20	Katapult Holdings, Inc.

This group’s work continues and we are focused on strengthening our foundation in Human Capital Development; Diversity, Equity, and Inclusion; Business Ethics & Compliance; and Data Privacy & Cybersecurity. We look forward to updating our shareholders on our future progress.

PROXY STATEMENT	21

DIRECTOR COMPENSATION
Introduction
Our Director Compensation program reflects our desire to attract, retain and motivate highly qualified individuals who have the skills, experience, expertise and background necessary to serve on the board of directors of a company of our size and complexity and who can continue to guide the Company to provide long-term value to its stockholders. Accordingly, our Director Compensation program is designed to provide our non-employee directors with a mix of cash and long-term equity compensation that both fairly compensates them for the services they provide to us as non-employee directors and aligns their interests with the long-term interests of our stockholders.
2022 Director Compensation
Our non-employee directors receive a mix of cash and equity compensation under our Non-Employee Director Compensation Policy (the "Compensation Policy") for their service on our board of directors. Non-employee directors (other than the Chair of our Board) receive annual cash compensation of $50,000 for service on our Board and our Chair of our board of directors receives annual cash compensation of $100,000. Non-employee directors also receive additional cash compensation for service on our board of directors' committees as follows:
•Audit Committee – $20,000 for the chair and $10,000 for each other member;
•Compensation Committee – $15,000 for the chair and $7,500 for each other member; and
•Nominating and Governance Committee – $10,000 for the chair and $5,000 for each other member.
The Compensation Committee reviews the full structure and philosophy of our non-employee director compensation program on an annual basis. In the first quarter of 2022, the Compensation Committee, in consultation with its compensation consultant, analyzed the overall level and mix of compensation under our Compensation Policy as compared to the Company’s peer group and conducted a review of current trends and best practices regarding non-employee director compensation. During the review, the Compensation Committee determined that the then existing compensation for non-employee directors remained largely appropriate, except with respect to the vesting terms and the proration of the initial grants based on when a non-employee director joins our board of directors and the vesting period of annual grants, as discussed in the following paragraph.
Under the Compensation Policy, as in effect until December 2022, newly elected or appointed non-employee directors received an initial grant of RSUs having a grant date fair value of $300,000, which vest ratably over a three-year period, commencing on the first anniversary of the grant date, subject to the non-employee director’s continued service as a member of our Board through each vesting date. Under the Compensation Policy, as in effect until December 2022, each non-employee director also received an annual grant of RSUs at each annual meeting having a grant date fair market value of $150,000, which vest in full on the earlier of (i) the date of the following year’s annual meeting (or the date immediately prior to the next annual meeting if the non-employee director's service as a director ends at such annual meeting), or (ii) the one-year anniversary measured from the date of grant, subject to the non-employee director’s continued service as a member of our Board through each such vesting date.
Upon recommendation by the Compensation Committee, the board of directors approved that starting in December 2022, the grant date fair value of the initial grant RSUs will be reduced from $300,000 to $150,000, prorated based on the number of days until the next annual meeting, and such RSUs will vest on the date of such annual meeting, subject to the non-employee director’s continued service as a member of the Board through such vesting date. The Committee also recommended that annual grants of RSUs, which will continue to have a grant date fair value of $150,000 will vest in full on the one-year anniversary of the grant date, subject to the non-employee director’s continued service as a member of the Board through such vesting date. All other terms of the Compensation Policy, dated February 8, 2022, remain in effect.
Notwithstanding the vesting terms set forth above, RSU awards granted to non-employee directors that are unvested as of the occurrence of Change in Control (as defined in the 2021 Incentive Plan) will vest in full upon a Change in Control, subject to the non-employee director’s continued service as a member of the Board through the date of such Change in Control.
Upon recommendation by the Compensation Committee, the Board adopted the Katapult Holdings, Inc. Non-Employee Directors Deferred Compensation Plan effective March 31, 2022 (the "Deferral Plan"). Under the terms of the Deferral Plan, non-employee directors may elect, on an annual basis, to defer receipt of 100%, but not less than 100%, of their initial RSU grant and subsequent annual RSU grants issued pursuant to our Compensation Policy. Initial deferral elections with respect to existing RSU grants may be made within 30 days of the adoption of the Deferral Plan and apply only to the portion of such grant earned after the date on which such deferral election becomes irrevocable. Thereafter, deferral elections will be

22	Katapult Holdings, Inc.

evergreen unless and until a director submits to the Company a new election form which must, in all cases, be submitted prior to December 31 of the year immediately preceding the year in which the election relates. Deferred RSUs will be settled in shares of common stock in one lump sum on the earlier of (i) the participant's separation from service as a member of the board of directors or (ii) a Change in Control.
Director Compensation Table
The following table summarizes the compensation of our non-employee directors who served during 2022.

Name(1)	Fees Earned or Paid in Cash (1) ($)	Stock Awards (2)(3) ($)	Total (5) ($)
Chris Masto...........................................................	55,000	150,000	205,000
Bruce Taragin.......................................................	68,397	150,000	218,397
Lee Einbinder.......................................................	73,889	150,000	223,889
Brian Hirsch..........................................................	107,500	150,000	257,500
Don Gayhardt.......................................................	59,722	150,000	209,722
Joanne Bradford..................................................	7,222	—	7,222
Jane J. Thompson(4)................................................	59,381	450,000	509,381
Joyce Phillips(4)....................................................	53,333	450,000	503,333
(1)Directors' fees are paid quarterly in arrears. Amounts reported in this column constitute fees for service during 2022.
(2)Represents the aggregate grant-date fair value of each award of RSUs calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification ("ASC") Topic 718. The grant-date fair value of each award is calculated on the basis of the closing price of our common stock on the date of grant of each award. The assumptions used to calculate the grant-date fair value of the awards reported in this column are set forth in Note 2 to our audited consolidated financial statements included in our Annual Report on Form 10-K filed with the SEC on March 9, 2023.
(3)As of December 31, 2022 each of Messrs. Masto,Taragin, Einbinder, Hirsch, and Gayhardt held an aggregate of 127,977 unvested RSUs, and Mses. Thompson and Phillips each held an aggregate of 228,134 unvested RSUs. The number of unvested RSUs does not reflect any adjustments that will occur as result of the Reverse Stock Split Proposal, if effected.
(4)On February 9, 2022, Mses. Thompson and Phillips were each granted 123,967 RSUs in conjunction with their appointment to the Board. The number of RSUs does not reflect any adjustments that will occur as result of the Reverse Stock Split Proposal, if effected.
(5)There are no compensation or benefit programs available for our non-employee directors other than the cash amounts and equity awards described above. Consequently, the Company has not included columns in the 2022 Director Compensation Table for non-equity incentive plan compensation or change in pension value and non-qualified deferred compensation earnings, as the values for each of these items would be reported as zero.

Orlando Zayas, our CEO, is also a member of our Board but does not receive any additional compensation for his service as a director. See the section below titled “Executive Compensation” for more information regarding the compensation earned by Mr. Zayas.
Katapult’s policy is to reimburse non-employee directors for reasonable and necessary out-of-pocket expenses incurred in connection with attending board and committee meetings or performing other services in their capacities as directors.

PROXY STATEMENT	23

EXECUTIVE OFFICERS
Executive Officers
In addition to Orlando J. Zayas, Chief Executive Officer, the table below sets forth information regarding our executive officers as of April 25, 2023.

Name	Age	Current Position
Orlando Zayas	60	Chief Executive Officer
Nancy Walsh	62	Chief Financial Officer
Derek Medlin	40	Chief Operating Officer
Chandan Chopra	47	Chief Technology Officer

Executive Officer Biographies
The following is a brief biographical summary of the experience of our executive officers:
Orlando Zayas For a brief biographical summary of the experience of Mr. Zayas, see above the section titled “Proposal No. 1 Election of Directors—Director Biographies.”
Nancy Walsh has been the Chief Financial Officer for Katapult since December 2022. Prior to joining Katapult, Ms. Walsh was Executive Vice President and Chief Financial Officer of LL Flooring Holdings, Inc. from September 2019 until December 2022. Prior to that, from January 2018 until April 2019 she served as Executive Vice President and Chief Financial Officer of Pier 1 Imports, Inc., a home-furnishing company that filed for Chapter 11 protection in February 2020, and from November 2015 until January 2018 as Executive Vice President and Chief Financial Officer of The Bon-Ton Stores, Inc., an online retailer and departments store that filed for Chapter 11 protection in February 2018. Before that, Ms. Walsh served in various positions with Tapestry, Inc., formerly known as Coach, Inc., a fashion holding company, from 1999 to December 2013, including as Senior Vice President of Finance. Ms. Walsh is also a member of the board of directors of Sportsman's Warehouse Holdings Inc. Ms. Walsh has a B.A. from the University of New Hampshire and MBA from Northeastern University.
Derek Medlin has been the Chief Operating Officer of Katapult since June 2021 and previously was Chief Operating Officer of Legacy Katapult since July 2018. Prior to that, Mr. Medlin was the Executive Vice President of Operations for Katapult from July 2017 to July 2018. Before joining Katapult, Mr. Medlin was an Executive Director at JPMorgan Chase from 2014 to 2017, Vice President at Elavon (U.S. Bank) from 2009 to 2014, and a Senior Analyst at Pyramid Research from 2006 to 2009. Mr. Medlin has a B.A. and M.I.B. from Georgia State University.
Chandan Chopra has been the Chief Technology Officer of Katapult since June 2021 and previously was Chief Technology Officer of Legacy Katapult since April 2018. Prior to that, Mr. Chopra was the founder of KleverLand since 2016. Prior to founding KleverLand, Mr. Chopra was Chief Technology Officer at SunUp Financial from 2014 to 2016, and at DeFi Solutions from 2012 to 2013. Prior to that, Mr. Chopra served as Enterprise Services Lead at Think Finance from 2008 to 2012. Mr. Chopra has a B.S. from Mahatma Jyotiba Phule (MJP) Rohilkhand University.

24	Katapult Holdings, Inc.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information with respect to the beneficial ownership of our common stock as of April 10, 2023 , referred to in the table below as the "Beneficial Ownership Date," by:
•each beneficial owner of 5% or more of the outstanding shares of our common stock;
•each of our directors and director nominees;
•each of our named executive officers; and
•all directors, director nominees and executive officers as a group.
Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options or issuable under convertible securities held by that person that are currently exercisable or exercisable within 60 days of the Beneficial Ownership Date are deemed outstanding, but are not deemed outstanding for computing the percentage ownership of any other person. Percentage of beneficial ownership is based on 99,561,148 shares of common stock outstanding as of the Beneficial Ownership Date.
To our knowledge, except as set forth in the footnotes to this table and subject to any applicable community property laws, each person named in the table has sole voting and investment power with respect to the shares set forth opposite such person's name. Except as otherwise indicated, the address of each of the persons in this table is c/o Katapult Holdings, Inc., 5204 Tennyson Parkway, Suite 500, Plano, TX 75024, Attention: Corporate Secretary.

The number of shares of common stock listed in the table below does not reflect any adjustments that will occur as result of the Reverse Stock Split Proposal, if effected.

	Number of Shares of Common Stock Beneficially Owned	% of Outstanding Common Stock

Name of Beneficial Owner
Named Executive Officers and Directors:
Orlando J. Zayas(1)	6,260,231	6.0
Karissa Cupito(2)	2,153,237	2.1
Derek Medlin(3)	1,566,469	1.6
Chandan Chopra(4)	1,284,417	1.3
Lee Einbinder(5)	1,716,855	1.7
Don Gayhardt (6)	151,786	*
Brian Hirsch(7)	5,144,855	5.2
Chris Masto(8)	24,693,150	24.8
Joyce Phillips(9)	145,489	*
Bruce Taragin(10)	6,703,742	6.7
Jane Thompson(11)	165,489	*
All executive officers and directors as a group (12 persons)	49,985,720	46.1%

5% Stockholders:
CURO Group Holdings Corp (and its subsidiaries)(12)	24,541,364	24.6%
Iridian Asset Management LLC/CT(13)	6,666,234	6.7%
Blumberg Capital III, L.P.(14)	6,465,834	6.5%
*    Represents beneficial ownership of less than 1%.
(1)Includes 511,679 Earn-out Shares (as defined in the Agreement and Plan of Merger, dated December 18, 2020 (the “Merger Agreement”), by and among FinServ, Keys Merger Sub 1, Inc., Keys Merger Sub 2, LLC, the entity formerly known as Katapult Holdings, Inc. (“Legacy Katapult”), and Orlando Zayas, in his capacity as the representative of all Pre-Closing Holders (as defined in the Merger

PROXY STATEMENT	25

Agreement)) that will vest upon achievement of certain common stock trading price threshold), options to acquire 4,248,432 shares of common stock and 96,912 RSUs that will vest within 60 days following April 10, 2023.
(2)Includes 180,437 Earn-out Shares and options to acquire 1,513,447 shares of common stock.
(3)Includes 143,496 Earn-out Shares, options to acquire 1,081,843 shares of common stock and 43,947 RSUs that will vest within 60 days following April 10, 2023.
(4)Includes 97,479 Earn-out Shares, options to acquire 981,709 shares of common stock and 36,331 RSUs that will vest within 60 days following April 10, 2023.
(5)Includes 772,361 shares of common stock, including 322,986 Earn-out Shares, 400,000 shares owned by Lisa Einbinder as trustee of Lee Einbinder 2011 Irrevocable Trust, which Mr. Einbinder disclaims any beneficial ownership therein, 49,375 shares issuable upon the exercise of Private Placement Warrants held by Mr. Einbinder, and 127,977 RSUs that will vest within 60 days following April 10, 2023.
(6)Includes 127,977 RSUs that will vest within 60 days following April 10, 2023.
(7)Includes 4,608,069 shares of common stock, including 603,225 Earn-out Shares, held by Tribeca Venture Fund I (NY), L.P., Tribeca Venture Fund I, L.P. and Tribeca Annex Fund (collectively, the “Tribeca Entities”) ,408,809 shares of common stock held directly by Mr. Hirsch, and 127,977 RSUs that will vest within 60 days following April 10, 2023. Each of Tribeca Venture Partners I GP, LLC, the general partner of the Tribeca Entities, and Brian Hirsch, a member of our board of directors, and Charles Meakem, the managing partners of Tribeca Venture Partners I GP, LLC, have voting and dispositive power over the shares held by the Tribeca Entities. Mr. Hirsch is a Co-Founder and Managing Partner of Tribeca Venture Partners. The address of each of these entities is 99 Hudson Street, 15th Floor New York, NY 10013. Mr. Hirsch disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly.
(8)Includes 24,541,364 shares of common stock, including 2,990,305 Earn-out Shares, held by the CURO Entities, 23,809 shares of common stock held by Mr. Masto and 127,977 RSUs that will vest within 60 days following April 10, 2023. Mr. Masto is a director of CURO, and may share voting or dispositive power over the shares held by CURO Entities. Mr. Masto has disclaimed any beneficial ownership of such shares other than to the extent of any pecuniary interest he may have therein, directly or indirectly.
(9)Includes 104,167 RSUs that will vest within 60 days following April 10, 2023.
(10)Includes 6,465,834 shares of common stock, including 853,847 Earn-out Shares, held of record by Blumberg Capital III, L.P. ("BC III"), 109,941 shares of common stock held directly by Mr. Taragin, and 127,977 RSUs that will vest within 60 days following April 10, 2023. Mr. Taragin is a managing director of Blumberg Capital. Blumberg Capital Management III, L.L.C. ("BCM III") is the sole general partner of BC III and owns no shares of Katapult directly. David J. Blumberg is the managing director of BCM III and owns no shares of Katapult directly. BCM III and Mr. Blumberg share voting and dispositive power over the shares held by BC III and may be deemed to beneficially own the shares held by BC III. Taragin has disclaimed any beneficial ownership of the reported shares other than to the extent of any pecuniary interest he may have therein, directly or indirectly.
(11)Includes 104,167 RSUs that will vest within 60 days following April 10, 2023.
(12)According to Amendment No. 1 to Schedule 13D filed with the SEC on December 14, 2021 by the CURO Entities, wherein the CURO Entities reported beneficial ownership of 24,541,364 shares of common stock, including 2,990,305 Earnout Shares, as of December 10, 2021. The business address of CURO and its subsidiaries who together hold beneficial ownership of the shares is 3615 North Ridge Road, Wichita, KS 67205.
(13)     According to the Schedule 13G filed with the SEC on February 3, 2023 by Iridian Asset Management LLC/CT reported beneficial ownership of 6,666,234 shares of common stock. The business address of Iridian Asset Management LLC/CT is 120 Post Road West, Westport, CT 06880
(14) According to the Schedule 13G filed with the SEC on February 14, 2022 by BC III, BCM III and David J. Blumberg, wherein BC III, BCM III and David J. Blumberg reported beneficial ownership of 6,465,834 shares of common stock, including 853,847 Earn-out Shares, as of February 14, 2021. The business address of Blumberg is 432 Bryant Street, San Francisco, CA 94107.
Prohibition on Hedging
Hedging or monetization transactions can be accomplished through a number of possible mechanisms, including through the use of financial instruments such as zero-cost collars, prepaid variable forwards, equity swaps, puts, calls, forwards and other derivative instructions. Hedging transactions may permit a director, officer or employee to continue to own our securities obtained through employee benefit plans or otherwise, but without the full risks and rewards of ownership. When that occurs, the director, officer or employee may no longer have the same objectives as our other stockholders. Therefore, directors, officers and employees are prohibited by our Insider Trading Policy from engaging in any such transactions.
Policy on Stock Pledging
Our Insider Trading Policy requires our directors and executive officers to receive prior clearance from our Compliance Officer before holding Company securities in a margin account or pledging Company securities as collateral for a loan. As of the record date, none of our directors or officers have pledged any of our securities.

26	Katapult Holdings, Inc.

Policy on Short Sales
Short sales evidence the seller’s expectation that the Company's securities will decline in value, signaling to the market that the seller has no confidence in the Company or its short-term prospects, and may reduce the seller’s incentive to improve the Company's performance. Section 16(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), prohibits executive officers and directors from engaging in short sales. Therefore, directors and executive officers are prohibited by our Insider Trading Policy from engaging in any such transactions.
Policy on Short-Term Trading
Executive officers and directors who purchase the Company's securities in the open market may not sell any of the Company's securities of the same class during the six months following the purchase (or vice versa). Short-term trading of the Company’s securities may be distracting and may unduly focus the person on short-term stock market performance, instead of the Company's long-term business objectives, and may result in the disgorgement of any short swing profits. Therefore, directors and executive officers are prohibited by our Insider Trading Policy from engaging in any such transactions.

PROXY STATEMENT	27

EXECUTIVE COMPENSATION
We have opted to comply with the executive compensation disclosure rules applicable to emerging growth companies, as we are an emerging growth company. These scaled down disclosure rules are those applicable to “smaller reporting companies,” as such term is defined in the rules promulgated under the Securities Act, which require compensation disclosure for our principal executive officer and our two most highly compensated executive officers other than the principal executive officer whose total compensation for 2022 exceeded $100,000 and who were serving as executive officers as of December 31, 2022. On November 16, 2022, our Board of Directors appointed Nancy Walsh as our Chief Financial Officer, effective as of December 12, 2022. On November 17, 2022, in connection with Ms. Walsh’s appointment, we announced that Karissa Cupito would step down from her position as our Chief Financial Officer and transition into her role as Senior Advisor, effective as of December 12, 2022. We refer to these individuals as our “named executive officers” or “NEOs”. For 2022, our named executive officers were:
•Orlando J. Zayas, our Chief Executive Officer;
•Karissa Cupito, Former Chief Financial Officer until December 11, 2022, and following such date, Senior Advisor;
•Derek Medlin, Chief Operating Officer; and
•Chandan Chopra, our Chief Technology Officer.

28	Katapult Holdings, Inc.

Summary Compensation Table
The table below sets forth the annual compensation earned by our NEOs for the year ended December 31, 2022.

Name and Principal Position	Year	Salary(1) ($)	Bonus(2) ($)	Stock Awards(3) ($)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation(5) ($)	Total(6) ($)
Orlando J. Zayas Chief Executive Officer	2022	675,000	—	2,212,629	337,500	15,250	3,240,379
	2021	554,167	400,000	2,314,469	—	45,185	3,313,821
Karissa Cupito Former Chief Financial Officer	2022	450,000	—	1,108,809	168,750	3,750	1,731,309
Derek Medlin Chief Operating Officer	2022	450,000	—	1,108,809	168,750	15,250	1,742,809
Chandan Chopra Chief Technology Officer	2022	311,875	—	498,965	94,500	15,250	920,590
	2021	274,076	244,393	1,981,130	—	14,500	2,514,099
(1)Amounts reported in this column reflect the actual base salaries earned by each named executive officer in 2022 and 2021, as applicable. For Ms. Cupito, her base salary amount in the "Salary" column in the 2022 Summary Compensation Table reflects the amount she received for her role as Chief Financial Officer until December 11, 2022, and for her role as a Senior Advisor, commencing on December 12, 2022..
(2)Amounts in this column reflect discretionary bonuses. None of our NEOs received a discretionary bonus with respect to 2022.
(3)Amounts reported in this column for 2022 constitute the aggregate grant date fair value of each award of restricted stock units (“RSUs”) calculated in accordance with FASB ASC Topic 718. The assumptions used to calculate these amounts are discussed in Note 2 to our audited consolidated financial statements included in our Annual Report on Form 10-K filed with the SEC on March 9, 2023. This amount does not reflect the actual economic value that may be realized by the named executive officer.
(4)Amounts reported in this column for 2022 reflect amounts awarded under the Company’s Short Term Incentive Plan ("STIP").
(5)Amounts reported in this column for 2022 reflect Company contributions to the Company’s 401(k) plan.
(6)Mr. Medlin and Ms. Cupito were not named executive officers for the year ended December 31, 2021 and, accordingly, only their respective compensation for the year ended December 31, 2022 is included in the Summary Compensation Table in accordance with the SEC rules.
Additional Summary Compensation Table Details
Base Salaries are intended to provide a level of compensation sufficient to attract and retain an effective management team, when considered in combination with the other components of the executive compensation program. In general, we seek to provide a base salary level designed to reflect each named executive officer’s scope of responsibility and accountability. Our Board, on recommendation by the Compensation Committee, set NEO base salaries for 2022 based on the Compensation Committee's review of available competitive market information. See the “Salary” column in the 2022 Summary Compensation Table for the base salary amounts earned by the named executive officers in 2022. The annual base salaries for Mr. Zayas, Ms. Cupito, Mr. Medlin and Mr. Chopra in 2022 were $675,000, $450,000, $450,000, and $311,875, respectively. For Ms. Cupito, her base salary amount in the “Salary” column in the 2022 Summary Compensation Table reflects the amount she received for serving as our Chief Financial Officer until December 11, 2022, and for her role as a Senior Advisor, commencing on December 12, 2022.
Cash Bonuses None of our NEOs received discretionary bonuses in respect of 2022.
The 2022 STIP allowed for annual cash incentive compensation awards for Company personnel selected to participate in the
2022 STIP. The annual incentive compensation award opportunities under the 2022 STIP for Mr. Zayas, Ms. Cupito, Mr.
Medlin, and Mr. Chopra, were 100%, 75%, 75% and 60%, respectively. A factor that the Compensation Committee considers in determining award payouts under the 2022 STIP for each of the 2022 named executive officers is the percentage achievement of certain revenue, Adjusted EBITDA and enterprise merchant additions. Each of the amounts paid under the
2022 STIP is included in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table.
Equity Awards granted pursuant to our equity compensation program is the primary vehicle for offering long-term incentives to our executive officers. Katapult believes that equity awards provide our executive officers with a strong link to long-term performance, create an ownership culture and help to align the interests of our executive officers and stockholders. To date, we have historically granted stock options and RSUs to our executive officers. In addition, we grant equity awards broadly to our employees, including to our non-executive employees. We believe that equity awards are an important motivation and retention tool for our executive officers, as well as for our other employees. The Board and its Compensation Committee are responsible for approving equity awards.
Prior to the completion of the Business Combination, we granted equity compensation in the form of stock options and RSU awards pursuant to the Cognical, Inc. 2014 Stock Incentive Plan (the “2014 Incentive Plan”) and following the Business Combination, under the 2021 Incentive Plan. The terms of the 2014 Incentive Plan and 2021 Incentive Plan are described under the section titled “Equity Incentive Plans” below. All options were granted with an exercise price per share that is no less than the

PROXY STATEMENT	29

fair market value of the Company’s common stock on the date of grant of such award. Stock option awards generally vest over a four-year period with a one-year cliff and may be subject to acceleration of vesting and exercisability under certain termination and change in control events. RSU awards generally vest over a four-year period with a one-year cliff and may be subject to acceleration of vesting under certain termination and change of control events. See above the “Stock Awards” column in the 2022 Summary Compensation Table and the “Outstanding Equity Awards at Fiscal Year End” table below. At the consummation of the Business Combination, outstanding options and restricted stock unit awards granted under the 2014 Incentive Plan were assumed by us and converted into options to purchase common stock and RSUs for our common stock. Since the 2021 Incentive Plan became effective, no additional grants have been made under the 2014 Incentive Plan. In 2022, our NEOs received a total of 2,635,942 RSU awards and no option awards under the 2021 Incentive Plan (which total does not reflect any adjustments that will occur as result of the Reverse Stock Split Proposal, if effected).
Perquisites We maintain a 401(k) plan for our employees, including our executive officers, to encourage our employees to save some portion of their cash compensation for their eventual retirement. Pursuant to a discretionary employer match, during 2022, we matched all employee contributions at 100% of the employee’s contribution up to a limit of 5% of the employee’s eligible compensation up to the IRS imposed limit.

30	Katapult Holdings, Inc.

Outstanding Equity Awards at Fiscal Year-End
The table below sets forth the outstanding equity awards held by the NEOs as of December 31, 2022.

	Option Awards					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)(1)
Orlando Zayas	11/21/2017 (2)	882,457	—	$0.54	11/20/2027	—	—
	9/5/2019 (2)	2,811,656	—	$0.19	9/4/2029	—	—
	9/5/2019 (2)	554,319	—	$0.19	9/4/2029	—	—
	9/9/2021 (3)	—	—	—	—	206,649	$198,383
	3/15/2022 (4)	—	—	—	—	1,183,224	$1,135,895
Karissa Cupito	12/11/2017 (2)	169,197	—	$0.54	12/10/2027	—	—
	12/11/2017 (2)	338,395	—	$0.54	12/10/2027	—	—
	9/5/2019 (2)	209,220	—	$0.19	9/4/2029	—	—
	9/5/2019 (2)	796,635	—	$0.19	9/4/2029	—	—
	9/9/2021 (3)	—	—	—	—	61,995	$59,515
	3/15/2022 (4)	—	—	—	—	592,946	$569,228
Derek Medlin	7/31/2017 (2)	79,646	—	$0.54	7/30/2027	—	—
	8/1/2018 (2)	94,612	—	$0.85	7/31/2028	—	—
	9/5/2019 (2)	702,914	—	$0.19	9/4/2029	—	—
	9/5/2019 (2)	204,671	—	$0.19	9/4/2029	—	—
	9/9/2021 (3)	—	—	—	—	61,995	$59,515
	3/15/2022 (4)	—	—	—	—	592,946	$569,228
Chandan Chopra	8/1/2018 (2)	177,060	—	$0.85	7/31/2028	—	—
	9/5/2019 (2)	148,596	—	$0.19	9/4/2029	—	—
	9/5/2019 (2)	656,053	—	$0.19	9/4/2029	—	—
	9/9/2021 (3)	—	—	—	—	176,887	$169,812
	3/15/2022 (4)	—	—	—	—	266,826	$256,153

(1)This amount represents the market value of unvested RSUs, based on a closing market price of our common stock on December 30, 2022 of $0.96 per share.
(2)Such options fully vested upon completion of the Business Combination.
(3)Represents RSU awards that vest over a four-year period, with 25% of the RSUs vesting on March 15, 2022, and the remaining 75% percent vesting in 12 substantially equal quarterly installments in February, May, August and November of each of the follow three years, subject to the individual’s continued employment with us on each applicable vesting date.

PROXY STATEMENT	31

(4)Represents RSU awards that vest over a four-year period, with 25% of the RSUs vesting on March 15, 2023, and the remaining 75% percent vesting in 12 substantially equal quarterly installments in February, May, August and November of each of the follow three years, subject to the individual’s continued employment with us on each applicable vesting date.
Employment & Separation Agreements
We have entered into employment agreements with each of our executive officers, including all of the NEOs. These agreements provide for "at-will" employment and generally include an initial base salary, an indication of eligibility and initial target for an annual discretionary cash bonus opportunity, and equity awards at the discretion of our board of directors. Set forth below are descriptions of each NEO's employment agreement with the Company:
Orlando Zayas
On May 4, 2021, we and Orlando Zayas entered into a second amended and restated employment agreement (the “Restated Zayas Agreement”), effective as of closing of the Business Combination, pursuant to which Mr. Zayas continued to serve as our Chief Executive Officer. The Restated Zayas Agreement provides for an initial base salary of $675,000, and a discretionary cash bonus, pursuant to an annual bonus program established by the Board, the STIP, with a target bonus percentage equal to at least 100% of Mr. Zayas’ base salary in each applicable year (up to a maximum of 200% of the target amount), depending on our level of achievement of certain financial targets (see discussion of the 2022 STIP above under the heading "Cash Bonuses"). Mr. Zayas is also eligible for an annual equity award under the 2021 Incentive Plan as determined by our Board. Mr. Zayas is also entitled to participate in the Company sponsored benefit plans available to all our employees, including our 401(k) Plan. The Restated Zayas Agreement also provides for severance benefits, including enhanced severance benefits in connection with certain qualifying terminations of employment in connection with a change in control as further described in the section below entitled “Potential Payments upon Termination or Change in Control.”
Karissa Cupito
On May 4, 2021, we and Karissa Cupito entered into a second amended and restated employment agreement (the “Restated Cupito Agreement”), effective as of closing of the Business Combination, pursuant to which Ms. Cupito continued to serve as our Chief Financial Officer. The Restated Cupito Agreement provided for an initial base salary of $450,000, and a discretionary cash bonus, pursuant to an annual bonus program established by the Board, the STIP, with a target bonus percentage equal to at least 75% of Ms. Cupito’s base salary in each applicable year (up to a maximum of 150% of the target amount), depending on our level of achievement of certain financial targets (see discussion of the 2022 STIP above under the heading “Cash Bonuses”).Ms. Cupito was also eligible for an annual equity award under the 2021 Incentive Plan as determined by our Board. Ms. Cupito was also entitled to participate in the Company sponsored benefit plans available to all our employees, including our 401(k) Plan.

The Restated Cupito Agreement also provided for severance benefits, including enhanced severance benefits in connection with certain qualifying terminations of employment in connection with a change in control as further described in the section below entitled “Potential Payments upon Termination or Change in Control.”

In connection with Ms. Cupito’s transition to her role as a Senior Advisor, we entered into a Separation Agreement and General Release of Claims with Ms. Cupito (the “Cupito Separation Agreement”), effective as of December 12, 2022. Provided that, Ms. Cupito remains employed with the Company until March 31, 2023, the Cupito Separation Agreement provides that Ms. Cupito will receive (1) base salary continuation for a period of twelve (12) months; (2) annual incentive compensation under the STIP established for 2023, pro rata based on the number of days employed in 2023, with such amount determined by the Board in accordance with the terms and conditions of the STIP and paid when such bonus is paid generally; (3) accelerated vesting of certain time-based long-term incentive awards that would have vested during the period commencing from the date of termination and twelve (12) months thereafter, but for Ms. Cupito’s termination of employment; (4) Company paid COBRA premiums for twelve (12) months; and (5) extended exercise period for the vested portion of any option awards to the earliest to occur of eighteen (18) months following the termination date, a change in control, or the expiration date of such options, all of which provides for the severance benefits set forth in Ms. Cupito’s previously executed employment agreement, subject to her not revoking a release of claims and continuing to comply with certain non-competition and non-solicitation requirements.
Derek Medlin
On May 4, 2021, we and Derek Medlin entered into a second amended and restated employment agreement (the “Restated Medlin Agreement”), effective as of closing of the Business Combination, pursuant to which Mr. Medlin continued to serve as our Chief Operating Officer. The Restated Medlin Agreement provides for an initial base salary of $450,000, and a discretionary cash bonus with a target bonus percentage at least equal to 75% of Mr. Medlin’s base salary in each applicable year (up to a maximum of 150% of the target amount), and for calendar year 2022 where Mr. Medlin’s discretionary cash bonus may be up to 150% of Mr. Medlin’s 2022 target amount depending on our level of achievement of certain financial

32	Katapult Holdings, Inc.

targets (see discussion of the 2022 STIP above under the heading "Cash Bonuses"). Mr. Medlin is also eligible for an annual equity award under the 2021 Incentive Plan as determined by our Board. Mr. Medlin is also entitled to participate in the Company sponsored benefit plans available to all our employees, including our 401(k) Plan. The Restated Medlin Agreement also provides for severance benefits, including enhanced severance benefits in connection with certain qualifying terminations of employment in connection with a change in control as further described in the section below entitled “Potential Payments upon Termination or Change in Control.”
Chandan Chopra
On September 3, 2021, we and Chandan Chopra entered into an amended and restated employment agreement (the “Restated Chopra Agreement” together with the Restated Zayas Agreement, the Restated Cupito Agreement and the Restated Medlin Agreement, the “Restated Agreements"), effective as of the closing of the Business Combination, pursuant to which Mr. Chopra continued to serve as our Chief Technology Officer. The Restated Chopra Agreement provides for an initial base salary of $300,000, and a discretionary cash bonus with a target bonus percentage equal to at least 60% of Mr. Chopra’s base salary in each applicable year (up to a maximum of 120% of the target amount), and for calendar year 2022 where Mr. Chopra’s discretionary cash bonus may be up to 120% of Mr. Chopra’s 2022 target amount depending on our level of achievement of certain financial targets (see discussion of the 2022 STIP above under the heading "Cash Bonuses"). Mr. Chopra is also eligible for an annual equity award under the 2021 Incentive Plan as determined by our Board. Mr. Chopra is also entitled to participate in the Company sponsored benefit plans available to all our employees, including our 401(k) Plan. The Restated Chopra Agreement also provides for severance benefits, including enhanced severance benefits in connection with certain qualifying terminations of employment in connection with a change in control as further described in the section below entitled “Potential Payments upon Termination or Change in Control.”

PROXY STATEMENT	33

Potential Payments upon Termination or Change in Control
Under the terms of the Restated Agreements and the equity award agreements of our NEOs in effect as of December 31, 2022, each NEO is entitled to severance benefits in the event of (i) an involuntary termination of the NEO’s employment without Cause or (ii) a voluntary termination of the NEO’s employment due to an event of “Good Reason,” in each case subject to the NEO’s execution and non-revocation of a general release of claims.
The term “Good Reason” is defined in the Restated Agreements. For Messrs. Zayas and Medlin and Ms. Cupito, “Good Reason” generally includes such events as (i) we require the NEO to be based at any office or location more than thirty (30) miles from their principal place of employment immediately prior to such relocation, (ii) an adverse change in the NEO’s job title or a material reduction in the NEO’s duties or responsibilities; (iii) material reduction in the NEO’s base salary, other than a general reduction in base salary affecting similarly situated senior executives of the Company; or (iv) our breach of their Restated Agreements in any material respect, or (v) one of our stockholders (collectively with its affiliates) becomes entitled to elect a majority of the members of our board of directors, other than in connection with a Deemed Liquidation (as defined in our Amended and Restated Charter, as amended from time to time). For Mr. Chopra, the Restated Chopra Agreement provides that the term “Good Reason” generally includes such events as (i) we require him to be based at any office or location more than fifty (50) miles from his principal place of employment immediately prior to such relocation, (ii) a material adverse change in his job title or a material reduction in his duties or responsibilities; (iii) material reduction in his base salary, other than a general reduction in base salary affecting similarly situated senior executives of the Company; or (iv) our breach of the Restated Chopra Agreement in any material respect.
For Messrs. Zayas and Medlin and Ms. Cupito, the term “Cause” is generally defined in their Restated Agreements as (i) the indictment or conviction of, or plea of nolo contendere to, a felony or any other crime involving financial dishonesty against the Company; (ii) engaging in any act of fraud, gross misconduct, illegality, or unlawful harassment, or the repeated failure by the NEOs to follow the reasonable and lawful directives of our Board or a committee thereof, which, as determined in good faith by our Board, would: (A) materially adversely affect the business or our reputation with its current or prospective customers, suppliers, lenders and/or other third parties with whom such entity does or might do business; or (B) expose us to a risk of civil or criminal legal damages, liabilities or penalties; (iii) material breach of the Restated Agreements, the proprietary rights agreement or any other written code of ethics or standards of conduct of policies adopted by our Board; and (iv) the willful breach of the NEO’s fiduciary obligations. For Mr. Chopra, the term “Cause” is defined in the Restated Chopra Agreement as (i) the indictment or conviction of, or plea of nolo contendere to, a felony or any other crime involving moral turpitude; (ii) engaging in any act of fraud, misconduct, illegality, or unlawful harassment, embezzlement or misappropriation; (iii) failure by Mr. Chopra to perform his duties; (iv) failure by Mr. Chopra follow the reasonable and lawful directives of our Chief Executive Officer, Board or a committee thereof or Mr. Chopra’s supervisor; (v) material breach of the Restated Chopra Agreement, the proprietary rights agreement or any other written agreement between us (or any of our affiliates) and Mr. Chopra; (vi) violation of our written policies or code of ethics or standards of conduct policies, including written policies related to discrimination, harassment, performance of illegal or unethical activities and ethical misconduct; and (vii) the breach of Mr. Chopra’s fiduciary obligations. With respect to those circumstances of Cause set forth in the preceding clauses that are reasonably susceptible to cure, Cause shall only exist in cases in which the Company has provided the NEO with written notice of the alleged circumstances of the Cause, and the NEO has failed to cure such condition to the reasonably satisfaction of the Company within thirty (30) days after such written notice.
If an NEO’s termination occurs without Cause or for Good Reason within three (3) months prior, or within twelve (12) months following, a Change in Control (which we refer to as a “CIC Termination” below), the severance benefits are increased, as described below. For each of the Restated Agreements, the term “Change in Control” has the same meaning assigned to such term in the 2021 Equity Incentive Plan.
The severance benefits for our NEOs pursuant to the Restated Agreements and as of December 31, 2022, include:
•For Messrs. Zayas and Medlin and Ms. Cupito, for an event of involuntary termination without Cause or a voluntary termination with Good Reason, other than a CIC Termination, (i) base salary for a period of twelve (12) months from the date of termination of employment (such period, the “Severance Period”); (ii) a pro-rated annual bonus for the calendar year in which such termination occurs based on the number of days employed in the year of termination, with such amount determined by the Board in accordance with the terms and conditions of the annual bonus program and paid when such bonus is paid generally; (iii) Company paid COBRA premiums for the Severance Period; (iv) accelerated vesting of any portion of any time-based equity awards that would have vested during the Severance Period, but for the NEO’s termination of employment; and (v) extended exercise period for any option awards to the earliest to occur of eighteen (18) months following the termination date, a Change in Control, or the expiration date of such options. Mr. Chopra is generally eligible for the same severance benefits as Messrs. Zayas and Medlin and Ms. Cupito, except his Severance Period is six (6) months from the date of termination of employment;
•Upon a CIC Termination, for Messrs. Zayas and Medlin and Ms. Cupito, (i) a lump sum equal to two (2) times the sum of base salary plus target bonus for the year of termination, (ii) Company paid COBRA premiums for eighteen (18)

34	Katapult Holdings, Inc.

months, (iii) accelerated vesting of any portion of any long-term incentive awards then held by the NEO to the extent not assumed by the successor entity (which includes any new buyer awards granted in connection with the Change in Control), and (v) extended exercise period for any option awards to the earliest to occur of eighteen (18) months following the termination date, a Change in Control, or the expiration date of such options. Mr. Chopra is generally eligible for the same severance benefits as Messrs. Zayas and Medlin and Ms. Cupito, except he will receive (i) a lump sum equal to one (1) times the sum of base salary plus target bonus for the year of termination; and (ii) Company paid COBRA premiums for twelve (12) months.
In connection with her termination of employment as Chief Financial Officer and transition into her role as a Senior Advisor, Ms. Cupito received the same severance benefits that she would have received upon an involuntary termination without Cause or a voluntary termination with Good Reason.
PROPOSAL NO. 2
AMENDMENT OF 2021 EQUITY INCENTIVE PLAN FOR KATAPULT HOLDINGS, INC.
On June 9, 2021, the Katapult Holdings, Inc. 2021 Equity Incentive Plan, which was previously approved by the FinServ board of directors and FinServ stockholders in connection with the Business Combination, became effective. We are seeking stockholder approval of a proposed amendment to the 2021 Equity Incentive Plan (the “Equity Incentive Plan Amendment”) that would (i) increase the maximum number of shares of our common stock that will be made available awards thereunder by 4,000,000 shares (which number of shares will be adjusted as described in the Reverse Stock Split Proposal, if effected), (ii) add an “evergreen” provision to automatically increase the number of shares of our common stock available under the 2021 Equity Incentive Plan on January 1st of each year, commencing with January 1, 2024, by an amount equal to 3% of the total number of shares of our common stock outstanding as of December 31st of the preceding fiscal year, or such lesser amount as is approved by our Board, and (iii) extend the expiration date of the 2021 Equity Incentive Plan to June 6, 2033, which is the tenth (10th) anniversary of the Annual Meeting.

Prior to this Equity Incentive Plan Amendment, the aggregate number of shares of our common stock initially reserved for future issuance under our 2021 Equity Incentive Plan was 8,932,162. As of the record date of April 10, 2023, 2,140,282 shares of our common stock remained available for future awards under the 2021 Equity Incentive Plan (which number of shares for each of the two foregoing amounts will be adjusted as described in the Reverse Stock Split Proposal, if effected), which Katapult estimates based on recent practices with respect to equity-based compensation may not be sufficient to cover 2023 annual equity grants for Katapult's executive officers, employees and non-employee directors. Therefore, the Board determined it is desirable to seek stockholder approval to authorize additional shares to be added to the 2021 Equity Incentive Plan pursuant to the Equity Incentive Plan Amendment in order to ensure Katapult's ongoing ability to use long-term equity-based compensation as a significant component of its overall compensation. We estimate that, with an increase of 4,000,000 shares (which number of shares will be adjusted as described in the Reverse Stock Split Proposal, if effected), we will have a sufficient number of shares of our common stock to cover issuances under the 2021 Equity Incentive Plan through the end of 2023, and the evergreen provision of 3% will provide a sufficient number of shares on an annual basis thereafter, until the expiration of the plan on June 6, 2033.

Our Board approved the Equity Incentive Plan Amendment on April 10, 2023, subject to stockholder approval, and our stockholders are now being asked to approve the Equity Incentive Plan Amendment.

Our Board believes it is in the best interests of Katapult and our stockholders that the 2021 Equity Incentive Plan Amendment be approved. Stockholders are requested in this proposal to approve the 2021 Equity Incentive Plan Amendment.

Incentive Compensation is an Important Part of Katapult’s Compensation Program

If approved, the Equity Incentive Plan Amendment will allow us to continue to provide our employees and non-employee directors with the opportunity to acquire an ownership interest in Katapult through the 2021 Equity Incentive Plan, as amended (the “Amended Plan”), encouraging them to remain in our employ or service and more closely aligning their interests with those of our stockholders. We believe that offering ownership interests in Katapult through the Amended Plan is a key factor in retaining existing employees, recruiting, and retaining new employees and aligning and increasing the interest of all employees in our success.

PROXY STATEMENT	35

The Board and Compensation Committee consider long-term equity-based incentive compensation as an important element of Katapult’s compensation program. The Board and Compensation Committee believe that equity awards provide our executive officers, employees and non-employee directors with a strong link to long-term performance, create an ownership culture and help to align the interests of our executive officers, employees and non-employee directors with those of stockholders. The Amended Plan is designed to advance these interests to the benefit of Katapult and its stockholders. Equity-based compensation under the Amended Plan would encourage executive officers, employees and non-employee directors to act as owners with an equity stake in Katapult, discourage inappropriate risk-taking and contribute to continuity and stability within Katapult’s workforce.

The ability to grant long-term equity-based compensation would allow Katapult to continue to align the interests of executive officers, employees and non-employee directors with the interests of Katapult’s stockholders and to create substantial incentives for Katapult’s executive officers and employees to achieve Katapult’s long-term goals. In addition, long-term equity-based compensation enables Katapult to provide competitive compensation to help in recruitment of executive officers and employees, and, though vesting requirements, helps to promote retention and long-term service of executive officers and employees.

Dilution Assessment
Below is a summary of Katapult's assessment of potential dilution attributable to the proposed increase in shares authorized pursuant to the Amended Plan.
The shares of our common stock listed in the table below are as of the record date of April 10, 2023. The number of shares of our common stock listed below do not reflect any adjustments that will occur as a result of the Reverse Stock Split Proposal, if effected.

Share Allocation and Potential Dilution
New 2023 Share Request	4,000,000
Shares Currently Available for Future Awards	2,140,282
Shares Subject to Currently Outstanding Awards(1)	15,209,873
Total Potential Equity Awards	21,003,546
Shares Currently Outstanding	99,561,148
Potential Dilution from the Amended 2021 Equity Incentive Plan	21%
(1) Includes shares subject to outstanding awards under both the 2021 Equity Incentive Plan and the 2014 Incentive Plan. Since the
2021 Equity Incentive Plan became effective in connection with the Business Combination, no additional grants have been made under the 2014 Incentive Plan.

In addition to the request to increase the maximum number of shares that would be made available for awards under the Amended Plan by 4,000,000 shares (which number of shares will be adjusted as described in the Reverse Stock Split Proposal, if effected), the Equity Incentive Plan Amendment would add an “evergreen” provision to automatically increase the number of shares of our common stock available under the Amended Plan on January 1st of each year, commencing with January 1, 2024, by an amount equal to 3% of our outstanding common stock as of December 31st of the preceding fiscal year, or such lesser amount as is approved by our Board, and extend the expiration date of the 2021 Equity Incentive Plan to June 6, 2033, which is the tenth (10th) anniversary of the Annual Meeting.

We estimate that, with an increase, of 4,000,000 shares (which number of shares will be adjusted as described in the Reverse Stock Split Proposal, if effected), we will have a sufficient number of shares of our common stock to cover issuances under the Amended Plan through the end of 2023, and the evergreen provision of 3% will provide a sufficient number of shares on an annual basis thereafter until the expiration of the plan on June 6, 2033.
“2021-2022 “Burn Rate”
The following table presents information on Katapult’s “burn rate”, showing the rate at which equity awards have been granted since the consummation of the Business Combination on June 9, 2021. The number of shares of our common stock listed below do not reflect any adjustments that will occur as a result of the Reverse Stock Split Proposal, if effected.

36	Katapult Holdings, Inc.

	2021(1)	2022
Aggregate number of equity awards granted(1)	2,517,029	5,957,968
Weighted average common shares outstanding (basic)	97,247,664	98,241,965
Burn rate (annual)	2.6%	6.1%
(1) Represents, with respect to each fiscal year listed above the number of RSUs and options in such fiscal year. In the case of the fiscal year ended December 31, 2021, the numbers set forth above reflect the period from and after the consummation of the Business Combination on June 9, 2021.

Based on the burn rates shown in the table above, Katapult’s average annual burn rate from the consummation of the Business Combination on June 9, 2021 to December 31, 2022 was 4.3%.

Summary of the Amended Plan
Our Board is asking our stockholders to approve the Amended Plan because our Board believes that the Amended Plan is in the best interest of Katapult and our stockholders. No changes have been made to the Amended Plan other than those related to this proposal. The following is a general description of the terms and conditions of the Amended Plan and does not purport to be complete. All such statements are qualified in their entirety by reference to the full text of the Equity Incentive Plan Amendment, which is filed herewith as Annex A, and the current 2021 Equity Incentive Plan, which is filed as Annex B. References to the number of shares of our common stock in this description do not reflect any adjustments that will occur as result of the Reverse Stock Split Proposal, if effected.

Purpose. The purpose of the Amended Plan is to advance the interests of Katapult, its affiliates and its stockholders by providing an incentive to attract, retain and reward persons performing services for Katapult and its affiliates and by motivating such persons to contribute to the growth and profitability of Katapult and its affiliates. The Amended Plan seeks to achieve this purpose by providing for awards in the form of options, stock appreciation rights (SARs), restricted stock awards, restricted stock units (RSUs), performance shares, performance units, cash-based awards and other stocked-based awards.
Shares Available for Awards. Under the Amended Plan, the total number of shares of our common stock that could be available for delivery pursuant to the grant of awards (for purposes of this Proposal No. 2, “Awards”) shall be 12,932,162 (which is the sum of (i) the current share reserve under the 2021 Equity Incentive Plan of 8,932,162 and (ii) the additional 4,000,000 shares (which number of shares will be adjusted as described in the Reverse Stock Split Proposal, if effected) requested to be approved by stockholders under this proposal. In addition, the number of shares of our common stock reserved for issuance under the Amended Plan will automatically increase on January 1st of each calendar year, starting on January 1, 2024 through January 1, 2033, in an amount equal to 3% of the total number of shares of our common stock outstanding on December 31st of the fiscal year before the date of each automatic increase, or a lesser number of shares determined by our Board prior to the applicable January 1st.

Based on outstanding Awards as of the record date of April 10, 2023, 6,140,282 shares would be available for future grants under the Amended Plan as of the date immediately following the Annual Meeting if this proposed Equity Incentive Plan Amendment is approved. If this proposed Equity Plan Amendment is not approved, then the current share reserve under the 2021 Equity Incentive Plan will not increase (i.e., the total number of shares of our common stock that could be available for delivery pursuant to the grant of Awards would be 2,140,282). Further, whether or not this proposed Equity Incentive Plan Amendment is approved, the total number of shares of our common stock that could be available for delivery pursuant to the grant of incentive stock options will be no more than 8,932,162 shares. Shares issued under the Amended Plan will consist of authorized but unissued shares of common stock or treasury shares of common stock. No fractional shares of common stock will be delivered under the Amended Plan.

The following shares of our common stock will become available again for issuance under the Amended Plan: (i) any shares subject to a stock Award that are not issued because such stock Award for any reason expires or is terminated or canceled without all of the shares covered by such stock Award having been exercised or settled in full; (ii) any shares subject to any portion of a stock Award that is settled in cash; (iii) any shares issued pursuant to a stock Award that are forfeited back to or repurchased by us for an amount not greater than the Award’s purchase price; (iv) any shares reacquired by us or withheld in satisfaction of tax withholding obligations on a stock Award; and (v) any shares reacquired by us or withheld as consideration for the exercise price of a stock option.

PROXY STATEMENT	37

Subject to compliance with the requirements of Section 409A of the Code and any other applicable provisions of the Code and regulations thereunder, and with other applicable law or requirements (including applicable stock exchange requirements), the Committee (as defined below under the section titled “Administration”) may authorize the issuance or assumption of benefits under the Amended Plan in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate without reducing the number of shares of our common stock reserved or available for Awards under the Amended Plan. In addition, subject to compliance with applicable laws and stock exchange listing requirements, shares available for grant under a stockholder approved plan of an acquired company (as appropriately adjusted to reflect the transaction) may be used for Awards under the Amended Plan to individuals who were not employees or directors of us or a parent or subsidiary of us prior to the transaction and will not reduce the number of shares otherwise available for issuance under the Amended Plan.

Non-Employee Director Compensation Limit. Under the Amended Plan, the annual compensation awarded to any of our non-employee directors during each calendar year, including both shares subject to stock Awards granted under the Amended Plan or otherwise and any cash fees paid to such non-employee director during any calendar year may not exceed $1 million in total value, or $2 million for the calendar year in which a non-employee director is first elected to our board of directors (calculating the value of any such stock Awards based on the grant date fair market value of such stock Awards for financial reporting purposes). Such limitation on non-employee director stock Awards does not apply to any cash retainer fees, including cash retainer fees converted into equity Awards at the election of the non-employee director, expense reimbursements, or distributions from any deferred compensation program applicable to the non-employee director).

Capital Adjustments. Subject to any required action by our stockholders and the requirements of Section 409A and Section 424 of the Code to the extent applicable, in the event of any change in our common stock effected without receipt of consideration by Katapult, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of Katapult, or in the event of payment of a dividend or distribution to our stockholders in a form other than stock (excepting regular, periodic cash dividends) that has a material effect on the fair market value (as defined in the Amended Plan) of our common stock, the Committee will make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Amended Plan and that may be reserved for issuance pursuant to incentive stock options granted under the Amended Plan, (ii) the number and kind of shares or other securities subject to any then outstanding Awards under the Amended Plan and (iii) the exercise or purchase price per share under any subject to each outstanding Award, if any, in each case, in order to prevent dilution or enlargement of participants’ rights under the Amended Plan. If a majority of the shares which are of the same class as the shares that are subject to outstanding Awards are exchanged for, converted into, or otherwise become shares of another corporation, the Committee may unilaterally amend the outstanding Awards to provide that such Awards are subject to such shares of another corporation. In the event of any such amendment, the number of shares subject to, and the exercise or purchase price per share of, the outstanding Awards will be adjusted in a fair and equitable manner as determined by the Committee, in its discretion and in accordance with Section 409A and Section 424 of the Code to the extent applicable. The Committee in its discretion, may also make such adjustments in the terms of any Award to reflect, or related to, such changes in the capital structure of or distributions as it deems appropriate, including modification of performance goals, performance award formulas and performance periods.

Eligibility. The persons eligible to receive Awards under the Amended Plan are the employees (including directors and officers who are treated as employees), non-employee directors and consultants who provide services to us or any of our affiliates. Katapult presently has eight non-employee directors, five executive officers (one of which is also a director), and approximately 90 full-time employees. Katapult cannot determine the number of independent contractors and consultants eligible to receive grants or the benefits that will be received by or allocated to eligible persons under the Amended Plan. It is not possible to state the number of persons who will receive grants or determine the benefits that will be received by or allocated under the Amended Plan because the selection of participants and the determination of benefits rests within the discretion of the Committee.

Administration. The Amended Plan is administered by the Compensation Committee or such other committee appointed by the Board to administer the plan, except to the extent the Board, in its discretion, elects to administer the Amended Plan, in which case the Amended Plan will be administered by only those directors who are independent under the rules of any stock exchange on which our common stock is listed, unless the Board determines otherwise. The Board and the Compensation Committee may each be considered to be the “Committee” for purposes of the Amended Plan. Subject to the terms of the Amended Plan, the Committee has full and final power and authority to make all determinations and take all actions with respect to Amended Plan or any Award as the Committee may deem advisable to the extent not inconsistent with the provisions of the Amended Plan or applicable law, including: (i) to select eligible persons to receive Awards, (ii) to determine the type, number and the terms, conditions and restrictions applicable to each Award (including exercisability and vesting and the criteria to be satisfied by participants as a condition to receipt of performance awards under the Amended Plan) which need not be identical for each Participant, and the rules and regulations for the administration of the Amended Plan

38	Katapult Holdings, Inc.

and (viii) to interpret the Amended Plan and Award agreements, correct defects, supply omissions or reconcile inconsistencies therein, and make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Amended Plan. Under the Amended Plan, except as otherwise to comply with the requirements of Rule 16b-3 under the Exchange Act, any person designated by the Board as an officer shall have the authority to act on behalf of Katapult with respect to any matter, right, obligation, determination or election that is the responsibility of or that is allocated to the Company under the Amended Plan if such officer has apparent authority with respect to such matter, right, obligation, determination or election.

Description of Awards

Stock Options. The Committee is authorized to grant options to purchase shares of common stock that are either “qualified,” meaning they are intended to satisfy the requirements of Section 422 of the Code for incentive stock options (ISOs), or “nonqualified,” meaning they are not intended to satisfy the requirements of Section 422 of the Code (nonqualified stock options). Options granted under the Amended Plan will be subject to terms, including the exercise price and the conditions and timing of exercise, determined by the Committee and specified in the applicable Award agreement (including, if applicable, the attainment of any performance goals and/or criteria, as will be determined by the Committee). The exercise price of a stock option may not be less than 100% of the fair market value of a share of our common stock on the grant date. If an ISO is granted to any participant who owns our stock possessing more than ten percent (10%) of the total combined voting power of all classes of our stock or any parent corporation, subsidiary corporation or affiliate of us (a “Ten Percent Holder”), the exercise price of the ISO may not be less than 110% of the fair market value on the grant date. Under the Amended Plan, the maximum term of an option granted under the Amended Plan will be ten years from the date of grant, and no ISO granted to a Ten Percent Holder will be exercisable after the expiration of five years after the grant date of such option. The aggregate fair market value of the shares with respect to which ISOs may be exercisable for the first time by an option holder in any calendar year, under the Amended Plan or otherwise, may not exceed $100,000. In addition, no option granted to an employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, will be first exercisable until at least six months following the grant date of such option (except in the event of such Employee’s death, disability or retirement, upon a Change in Control (as defined in the Amended Plan), or as otherwise permitted by the Worker Economic Opportunity Act). Payment in respect of the exercise of an option may be made in cash or by check, or the Committee may, in its discretion and to the extent permitted by law, allow the payment to be made through a broker-assisted cashless exercise mechanism, a stock tender exercise, a net exercise method, or by any other method that the Committee determines to be appropriate.

Stock appreciation rights. The Committee is authorized to award SARs under the Amended Plan. SARs will be subject to the terms and conditions established by the Committee. A SAR is a contractual right that allows a participant to receive, either in the form of cash, shares of our common stock or any combination of cash and shares of our common stock, the appreciation, if any, in the value of a share of our common stock over a certain period of time. An option granted under the Amended Plan may include SARs (“Tandem SARs”) and SARs may also be awarded to a participant independent of the grant of an option (“Freestanding SARs”). SARs granted in connection with an option will be subject to terms similar to the option corresponding to the SARs. In general, the exercise price per share of our common stock for each SAR granted under the Amended Plan will not be less than the fair market value of the share at the time of grant. The maximum term of a SAR granted under the Amended Plan will be ten years from the date of grant. SARs will be subject to terms established by the Committee and reflected in the applicable Award agreement (including, if applicable, the attainment of any performance goals and/or criteria, as will be determined by the Committee).

Awards Requiring Exercise

ISOs and, except as provided in the Award agreement, nonqualified stock options and SARs, may not be transferred other than by will or the laws of descent and distribution, and during an employee’s lifetime may be exercised only by the employee or the employee’s guardian or legal representative. Unless otherwise provided by the Committee or in an Award agreement, upon the cessation of a participant’s employment with us, an Award requiring exercise will cease to be exercisable and will terminate and all other unvested Awards will be forfeited, except that:
• All stock options and SARs held by the participant which were exercisable immediately prior to the participant’s termination of service with us other than for Cause (as defined in the Amended Plan) will, except as otherwise set forth in the option Award agreement, remain exercisable for the lesser of (i) three months or (ii) the period ending on the date of expiration of the term of such stock option or SAR could have been exercised;
• All stock options and SARs held by the participant which were exercisable immediately prior to the participant’s termination of service with us due to death will remain exercisable for the lesser of (i) the one year period ending with the first anniversary of the participant’s termination or (ii) the period ending on the date of expiration of the term of such stock option or SAR (provided that a participant’s service will be deemed to have terminated due to death if the participant dies within three (3) months (or such other period provided by the participant’s Award agreement) after the participant’s termination of service); and

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• All stock options and SARs held by a participant which were exercisable immediately prior to the participant’s termination of service with us due to Disability (as defined in the Amended Plan) will remain exercisable for the lesser of (i) the one-year period ending with the first anniversary of the participant’s termination or (ii) the period ending on the date of expiration of the term of such stock option or SAR.
Prohibition on Repricing Options and Stock Appreciation Rights. Other than as approved and permitted by a majority of our common stock at a meeting our stockholders at which a quorum representing a majority of all outstanding shares of our common stock is present or represented by proxy, the Committee is not permitted to (i) reduce the exercise price per share or grant price per share, respectively, of an option or SAR, after it has been granted; or (ii) cancel an option or SAR when the exercise price per share or grant price per share, respectively, exceeds the fair market value of one share in exchange for cash or another Award.

Restricted Stock Awards. The Committee is authorized to award restricted stock under the Amended Plan, in the form of either a restricted stock bonus or a restricted stock purchase right. Each Award of restricted stock will be subject to the terms and conditions established by the Committee, including any dividend or voting rights (and any performance goals and/or criteria upon the attainment of which the restricted period will lapse in part or full). Restricted stock awards are shares of common stock that generally are non-transferable and subject to other restrictions determined by the Committee for a specified period. Unless the Committee determines otherwise or specifies otherwise in an Award agreement, if a participant terminates employment or services during the restricted period, then any unvested restricted stock is forfeited and Katapult has the option to repurchase for the purchase price paid by the participant any shares acquired pursuant to a restricted stock purchase right that are unvested as of the date of termination. During any period in which shares acquired pursuant to a restricted stock Award remain unvested, a participant has all of the rights of a stockholder of our common stock, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares. If so determined by the Committee and provided in the applicable Award agreement, such dividends and distributions will be subject to the same vesting conditions as the restricted stock.

Restricted Stock Units. The Committee is authorized to award RSU Awards under the Amended Plan. The Committee will determine the terms of the RSUs, including any dividend rights (and any performance goals and/or criteria upon whose attainment the restricted period will lapse in part or full). Unless the Committee determines otherwise or specifies otherwise in an Award agreement, if a participant terminates employment or services during the period of time over which all or a portion of the units are to be earned, then any unvested RSUs will be forfeited. The participant will receive a number of shares of our common stock equal to the number of RSUs underlying the participant’s Award that vest on the date the units vest or at a later date selected by the Committee (subject to compliance with Section 409A of the Code). The Committee, in its discretion, may provide in an Award agreement for settlement of any RSU Award in cash of an amount equal to the fair market value of our common stock on the payment date. Dividends, if any, that may have been withheld by the Committee will be distributed to the participant in cash or, at the sole discretion of the Committee, in shares of common stock having a fair market value equal to the amount of the dividends, upon the release of any applicable restrictions, and if the applicable share underlying the RSU is forfeited, the participant will have no right to the dividends (except as otherwise provided in the applicable Award agreement).

Other Stock-Based Awards and Awards in Lieu of Cash Obligations. The Committee is authorized to grant Awards that are denominated or payable in, valued by reference to, or otherwise based on or related to shares of our common stock or to grant shares of our common stock or other Awards in lieu of Katapult’s obligations to pay cash under the Amended Plan or other plans or compensatory arrangements, subject to such terms as the Committee may specify.

Performance Awards. The Committee is authorized to grant performance awards in the form of performance shares or performance units to participants on terms and conditions established by the Committee, with such conditions based on objective criteria in accordance with Katapult’s financial statements or in accordance with generally accepted accounting principles. The terms and conditions of any performance award granted under the Amended Plan will be set forth in an Award agreement which will contain provisions determined by the Committee and not inconsistent with the Amended Plan, provided that dividend/dividend equivalents accumulated during the performance period will not be paid until the applicable performance goal has been achieved.

The performance criteria to be achieved during any performance period and the length of the performance period is determined by the Committee upon the grant of the performance award. Performance measures may be calculated with respect to Katapult and its each of its consolidated subsidiaries, one or more subsidiaries or such division or other business unit of any of them selected by the Committee. Performance awards may be valued by reference to a designated number of shares of our common stock (in which case they are referred to as performance shares) or by reference to a designated amount of property including cash (in which case they are referred to as performance units). Performance awards may be settled by delivery of cash, shares of our common stock or other property, or any combination thereof, as determined by the Committee.

40	Katapult Holdings, Inc.

Unless otherwise determined by the Committee, the performance measures applicable to a performance award are calculated prior to the accrual of expense for any performance award for the same performance period and excluding the effect (whether positive or negative) on the performance measures of any change in accounting standards or any unusual or infrequently occurring event or transaction, as determined by the Committee, occurring after the establishment of the applicable performance goals.

In its discretion, the Committee may, either at the time it grants a performance award or at any time thereafter, provide for the positive or negative adjustment of the performance award formula applicable to a performance award to reflect a participant’s or such other factors as the Committee may determine.

Change in Control. The Committee may, in its discretion, provide for the acceleration of the exercisability, vesting and/or settlement in connection with a Change in Control (as defined below) of any Award.
Upon a Change in Control, the Committee may provide for any one of the following treatments in an Award agreement or otherwise:

1.Any outstanding Awards will be assumed, continued or substituted with a substantially equivalent award by any surviving or acquiring corporation (or its parent company).
2.Outstanding Awards will receive a payment in cash or stock of Katapult or of the other business entity party to the Change in Control or other property, in each case, having a fair market value equal to the fair market value of the consideration per share of our common stock in the Change in Control transaction.
3.The Committee may, in its discretion, determine that an Award will or will not be subject to the same post-closing purchase price adjustments, escrow terms, offset rights, holdback terms, earnouts and similar conditions as the other holders of our common stock, subject to any limitations or reductions as may be necessary to comply with Section 409A or Section 424 of the Code.
4.The unvested portion of each Award subject to vesting conditions will be paid in accordance with the vesting schedule applicable to such Award if so determined by the Committee (in compliance with section 409A of the Code).

In the event of Change in Control, each Award granted to a non-employee director will become immediately exercisable and vested, except to the extent assumed, continued or substituted in such Change in Control or as otherwise restricted by Section 409A of the Code.

Under the Amended Plan, a “Change in Control” is defined to include:

(1) acquisition by any individual, entity or group of beneficial ownership of more than 50% of the fair market value or total combined voting power of our then outstanding stock (excluding (A) an acquisition by any person who immediately prior to such acquisition was the beneficial owner of more than 50% of such voting power, (B) any acquisition directly from Katapult (including a public offering of securities), (C) any acquisition by Katapult, (D) any acquisition by a trustee or fiduciary of an employee benefit plan of Katapult or its affiliates and (E) any acquisition by an entity owned directly or indirectly by our stockholders in substantially the same proportions as their ownership of our voting securities);

(2) a consummated merger, consolidation, or similar transaction, or a sale of all or substantially of the assets of Katapult in which our stockholders immediately before the transaction do not own, directly or indirectly, more than 50% of the combined voting power of the surviving entity (or the parent of the surviving entity); and

(3) a date specified by the Committee following approval by the stockholders of a plan of complete liquidation or dissolution of Katapult.

A Change in Control will not occur as a result of a transaction described in conditions (1) or (2) above in which a majority of the members of the board of directors of the continuing, surviving or successor entity, or parent thereof, immediately after such transaction is comprised of incumbent directors who are elected or nominated to the Board by at least a majority of the Board at the time of such election (excluding any such election or nomination in connection with an actual or threatened proxy contest).

Restrictions on Transfer. Awards granted under the Amended Plan generally may not be pledged or encumbered and are not transferable except by will or by the laws of descent and distribution, or to a designated beneficiary upon the participant’s death, except that the Committee may, in its discretion, permit transfers without consideration only, to one or more beneficiaries or other transferees during the participant’s lifetime subject to any restrictions imposed by the Committee. Awards under the Amended Plan are generally granted without a requirement that the participant pay consideration in the form of cash or property for the grant (as distinguished from the exercise), except to the extent required by law.

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Amendment and Termination. The Committee may at any time amend the Amended Plan or any outstanding Award and may at any time terminate or suspend the Amended Plan as to future grants of Awards, except that the Committee may not, without the participant’s consent, alter the terms of the Plan so as to materially adversely affect the participant’s rights under an Award. Consistent with any applicable law, regulation or rule, including the rules of any stock exchange, the Amended Plan requires stockholder approval of certain material revisions to the Amended Plan, including: (a) an increase in the maximum aggregate number of shares of common stock that may be issued under the Amended Plan (except by operation of the provisions of the Amended Plan relating to changes in our capital structure), (b) a change in the class of persons eligible to receive ISOs, or (c) or as otherwise required by applicable law, regulation, or rule. Under these provisions, stockholder approval will not be required for all possible amendments that might increase the cost of the Amended Plan. The Amended Plan will continue in effect until its termination by the Committee, provided that all Awards will be granted, if at all, by June 6, 2033, which is the tenth (10th) anniversary of the Annual Meeting.
Federal Income Tax Consequences of Awards

The Amended Plan is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974. The following is a general summary of certain U.S. Federal income tax consequences to U.S. participants with respect to Awards granted under the Amended Plan based on the law as currently in effect. This discussion applies to participants who are citizens or residents of the U.S. and a U.S. taxpayer.

Nonqualified Stock Options

On exercise of a nonqualified stock option granted under the Amended Plan, an optionee will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the shares of stock acquired on exercise of the option over the exercise price. If the optionee is Katapult’s employee or an employee of a “related entity,” as defined in the Amended Plan, that income will be subject to the withholding of Federal income tax. The optionee’s tax basis in those shares will be equal to their fair market value on the date of exercise of the option, and his or her holding period for those shares will begin on that date.

If an optionee pays for shares of stock on exercise of an option by delivering shares of our common stock, the optionee will not recognize gain or loss on the shares delivered, even if their fair market value at the time of exercise differs from the optionee’s tax basis in them. The optionee, however, otherwise will be taxed on the exercise of the option in the manner described above as if he or she had paid the exercise price in cash. If a separate identifiable stock certificate is issued for that number of shares equal to the number of shares delivered on exercise of the option, the optionee’s tax basis in the shares represented by that certificate will be equal to his tax basis in the shares delivered, and his or her holding period for those shares will include his or her holding period for the shares delivered. The optionee’s tax basis and holding period for the additional shares received on exercise of the option will be the same as if the optionee had exercised the option solely in exchange for cash.

We will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income taxable to the optionee, provided that amount constitutes an ordinary and necessary business expense for Katapult and is reasonable in amount, and either the employee includes that amount in income or Katapult timely satisfies its reporting requirements with respect to that amount.

Incentive Stock Options

The Amended Plan provides for the grant of stock options that qualify as “incentive stock options” as defined in Section 422 of the Code, which Katapult refers to as ISOs. Under the Code, an optionee generally is not subject to tax upon the grant or exercise of an ISO. In addition, if the optionee holds a share received on exercise of an ISO for at least two years from the date the option was granted and at least one year from the date the option was exercised, which Katapult refers to as the Required Holding Period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder’s tax basis in that share will be long-term capital gain or loss. An individual’s stock options otherwise qualifying as ISOs will be treated for tax purposes as nonqualified stock options (and not as ISOs) to the extent that, in the aggregate, they first become exercisable in any calendar year for stock having a fair market value (determined as of the date of grant) in excess of $100,000.

If, however, an optionee disposes of a share acquired on exercise of an ISO before the end of the Required Holding Period, which Katapult refers to as a Disqualifying Disposition, the optionee generally will recognize ordinary income in the year of the Disqualifying Disposition equal to the excess, if any, of the fair market value of the share on the date the ISO was exercised over the exercise price. If, however, the Disqualifying Disposition is a sale or exchange on which a loss, if realized, would be recognized for Federal income tax purposes, and if the sales proceeds are less than the fair market value of the share on the date of exercise of the option, the amount of ordinary income recognized by the optionee will not exceed the

42	Katapult Holdings, Inc.

gain, if any, realized on the sale. If the amount realized on a Disqualifying Disposition exceeds the fair market value of the share on the date of exercise of the option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

An optionee who exercises an ISO by delivering shares of our common stock acquired previously pursuant to the exercise of an ISO before the expiration of the Required Holding Period for those shares is treated as making a Disqualifying Disposition of those shares. This rule prevents “pyramiding” in connection with the exercise of an ISO (that is, exercising an ISO for one share and using that share, and others so acquired, to exercise successive ISOs) without the imposition of current income tax.

For purposes of the alternative minimum tax, the amount by which the fair market value of a share of our common stock acquired on exercise of an ISO exceeds the exercise price of that option generally will be an adjustment included in the optionee’s alternative minimum taxable income for the year in which the option is exercised. If, however, there is a Disqualifying Disposition of the share in the year in which the option is exercised, there will be no adjustment with respect to that share. If there is a Disqualifying Disposition in a later year, no income with respect to the Disqualifying Disposition is included in the optionee’s alternative minimum taxable income for that year. In computing alternative minimum taxable income, the tax basis of a share acquired on exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the option is exercised.

We are not allowed an income tax deduction with respect to the grant or exercise of an ISO or the disposition of a share acquired on exercise of an ISO after the Required Holding Period. However, if there is a Disqualifying Disposition of a share, Katapult is allowed a deduction in an amount equal to the ordinary income includible in income by the optionee, provided that amount constitutes an ordinary and necessary business expense for Katapult and is reasonable in amount, and either the employee includes that amount in income or Katapult timely satisfies its reporting requirements with respect to that amount.

Stock Awards

Generally, the recipient of a stock award will recognize ordinary compensation income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is non-vested when it is received under the Amended Plan (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary compensation income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. If permitted by the Committee, a recipient may, however, file an election with the Internal Revenue Service, within 30 days of his or her receipt of the stock award, to recognize ordinary compensation income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient in exchange for the stock.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired as stock awards will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested. Upon the disposition of any stock received as a stock award under the Amended Plan the difference between the sale price and the recipient’s basis in the shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if the shares have been held for more the one year from the date as of which he or she would be required to recognize any compensation income.

We will be allowed a corresponding Federal income tax deduction in an amount equal to the ordinary income recognized by the recipient, provided that the deduction is not otherwise disallowed under the Code.

Stock Appreciation Rights

We may grant stock appreciation rights, which Katapult calls SARs, separate from any other Award, which Katapult refers to as Freestanding SARs, or in tandem with options, which Katapult refers to as Tandem SARs, under the Amended Plan. Generally, the recipient of a Freestanding SAR will not recognize any taxable income at the time the Freestanding SAR is granted.

With respect to Freestanding SARs, if the recipient receives the appreciation inherent in the SARs in cash, the cash will be taxable as ordinary compensation income to the recipient at the time that the cash is received. If the recipient receives the appreciation inherent in the SARs in shares of stock, the recipient will recognize ordinary compensation income equal to the excess of the fair market value of the stock on the day it is received over any amounts paid by the recipient for the stock.
With respect to Tandem SARs, if the recipient elects to surrender the underlying option in exchange for cash or shares of stock equal to the appreciation inherent in the underlying option, the tax consequences to the recipient will be the same as discussed above relating to the Freestanding SARs. If the recipient elects to exercise the underlying option, the holder will be taxed at the time of exercise as if he or she had exercised a nonqualified stock option (discussed above), i.e., the recipient will

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recognize ordinary income for Federal tax purposes measured by the excess of the then fair market value of the shares of stock over the exercise price.

In general, there will be no Federal income tax deduction allowed to Katapult upon the grant or termination of Freestanding SARs or Tandem SARs. Upon the exercise of either a Freestanding SAR or a Tandem SAR, however, Katapult will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income that the employee is required to recognize as a result of the exercise, provided that the deduction is not otherwise disallowed under the Code.

Dividend Equivalents

Generally, the recipient of a dividend equivalent award will recognize ordinary compensation income at the time the dividend equivalent award is received equal to the fair market value of the dividend equivalent award received. With respect to Awards based on the achievement of performance goals, dividends/dividend equivalents accumulated will not be paid until performance goal achievement. Katapult generally will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income that the employee is required to recognize as a result of the dividend equivalent award, provided that the deduction is not otherwise disallowed under the Code.

Section 409A
Section 409A of the Code imposes requirements applicable to “nonqualified deferred compensation plans,” including rules relating to the timing of deferral elections and elections with regard to the form and timing of benefit distributions, prohibitions against the acceleration of the timing of distributions, and the times when distributions may be made, as well as rules that generally prohibit the funding of nonqualified deferred compensation plans in offshore trusts or upon the occurrence of a change in the employer’s financial health. These rules generally apply with respect to deferred compensation that becomes earned and vested on or after January 1, 2005. If a nonqualified deferred compensation plan subject to Section 409A fails to meet, or is not operated in accordance with, these requirements, then all compensation deferred under the plan is or becomes immediately taxable to the extent that it is not subject to a substantial risk of forfeiture and was not previously taxable. The tax imposed as a result of these rules would be increased by interest at a rate equal to the rate imposed upon tax underpayments plus one percentage point, and an additional tax equal to 20% of the compensation required to be included in income.

Some of the Awards to be granted under the Amended Plan may constitute deferred compensation subject to the Section 409A requirements, including, without limitation, deferred stock. It is intended that any Award agreement that will govern Awards subject to Section 409A will comply with these rules.

Section 162(m) Deduction Limitation
Pursuant to Section 162(m) of the Code, as in effect for 2017, compensation in excess of $1 million per year paid to Katapult’s chief executive officer and three other highest paid executive officers (other than the chief financial officer) was not deductible unless it qualified as “performance-based compensation”. The Tax Cuts and Jobs Act, which was signed into law on December 22, 2017, eliminated the exception for “performance-based compensation” with respect to 2018 and future years. As a result, Katapult expects that, except to the extent that compensation is eligible for limited transition relief applicable to binding contracts in effect on November 2, 2017, compensation over $1 million per year paid to any named executive officer (and any person who was a named executive for any year, beginning with 2017) will be nondeductible under Section 162(m).

State and Local Income Taxes

In addition to U.S. Federal income tax, participants may also be subject to U.S. state and local taxes with respect to Awards granted under the Amended Plan.

New Plan Benefits under the Amended Plan

Future Awards under the Amended Plan would be granted at the discretion of the Committee, and, therefore, the types, numbers, recipients, and other terms of such Awards cannot be determined at this time. Information regarding our recent practices with respect to equity-based compensation under the Amended Plan is presented elsewhere in this Proxy Statement and in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022. In addition, as described above under “2022 Director Compensation”, it is anticipated that at our Annual Meeting, each of our non-employees will receive an annual grant of RSUs with a grant date value equal to $150,000, regardless of whether the stockholders approve the Equity Incentive Plan Amendment.

Additional Information Regarding the Amended Plan

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The following table lists each person named in the Summary Compensation Table, each director nominee, all current executive officers as a group, all current directors (other than executive officers) as a group, each associate of the foregoing persons, each other person who received at least five percent of the Awards under the Amended Plan, and all current employees of Katapult (other than executive officers) as a group, indicating the aggregate number of options and RSUs granted under the 2021 Equity Incentive Plan to each of the foregoing since the inception of the 2021 Equity Incentive Plan. The fair market value per share of our common stock as of the record date of April 10, 2023, was $0.47 (which does not reflect any adjustment that will occur as a result of the Reverse Stock Split Proposal, if effected). The number of shares of our common stock and the weighted average exercise price listed in the table below does not reflect any adjustments that will occur as a result of the Reverse Stock Split Proposal, if effected.
Equity Awards under the 2021 Equity Incentive Plan

Name and Principal Position	Options granted under the Amended Plan From Inception	Weighted Average Exercise Price of Options	Restricted Stock Units granted under the Amended Plan From Inception
Orlando J. Zayas Chief Executive Officer	—	$—	1,550,600
Karissa Cupito Former Chief Financial Officer	—	$—	703,159
Derek Medlin Chief Operating Officer	—	$—	703,159
Chandan Chopra Chief Technology Officer	—	$—	581,291
All Current Executive Officers as Group (5 persons)	—	$—	3,538,209
All Current Non-Executive Officer Directors as a Group (7 persons)	—	$—	1,215,198
Nominees for Election as Director Nominees (other than Executive Officers)
Brian Hirsch	—	$—	151,786
Jane J. Thompson	—	$—	228,134
Associates of Named Executive Officers, Directors and Director Nominees	—	$—	—
Each Other Person Who Received 5% of Awards Under the 2021 Equity Incentive Plan
Nancy Walsh Chief Financial Officer	—	$—	459,184
All Current Employees (other than Executive Officers) as a Group (approximately 90 persons)	346,603	$10.45	1,691,876

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EQUITY COMPENSATION PLAN INFORMATION
The following table provides information about outstanding awards and shares of our common stock available for future awards under all of Katapult’s equity compensation plans as of December 31, 2022. These plans include the 2014 Stock Incentive Plan and the 2021 Equity Incentive Plan. The number of securities and the weighted average exercise price listed in the table below do not reflect any adjustments that will occur as a result of the Reverse Stock Split Proposal, if effected.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights(1) (#)	Weighted Average Exercise Price of Outstanding Options(2) ($)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans(3) (#)
Equity Compensation Plans Not Approved by Stockholders	—	—	—
Equity Compensation Plans Approved by Stockholders	14,559,101	0.71	1,728,256
Total	14,559,101		1,728,256
(1)Consists of options to purchase 8,071,384 shares of our common stock under the 2014 Stock Incentive Plan, options to purchase 346,603 shares of our common stock under the 2021 Equity Incentive Plan and 6,141,114 shares of our common stock subject to RSU awards under our 2021 Equity Incentive Plan.
(2)Excludes restricted stock awards and RSUs because they have no exercise price.
(3)Upon completion of our Business Combination , Katapult ceased issuance of any additional awards under the 2014 Stock Incentive Plan. Accordingly, amounts in the column consist solely of shares of common stock available for issuance under the 2021 Equity Incentive Plan.

Vote Required
The approval of the Equity Incentive Plan Amendment to (i) increase the maximum number of shares that will be made available for awards thereunder by 4,000,000 shares (which number of shares will be adjusted as described in the Reverse Stock Split Proposal if effected), (ii) add an “evergreen” provision to automatically increase the number of shares of our common stock available under the Amended Plan on January 1st of each year, commencing with January 1, 2024, by an amount equal to 3% of the total number of shares of our outstanding common stock as of December 31st of the preceding fiscal year, or such lesser amount as is approved by our Board, and (iii) extend the expiration date of the Amended Plan to June 6, 2033, which is the tenth (10th) anniversary of the Annual Meeting requires an affirmative vote of a majority of votes cast (meaning the number of shares voted “for” a proposal must exceed the number of shares voted “against” such proposal). Abstentions and broker non-votes are not considered votes cast for the foregoing purpose, and will have no effect on the vote for this proposal.

The Board recommends a vote “FOR” the Equity Incentive Plan Amendment
CERTAIN RELATIONSHIPS AND RELATED-PARTY AND OTHER TRANSACTIONS
Other than the director and executive officer compensation arrangements discussed above under "Director Compensation" and "Executive Compensation," below we describe transactions since January 1, 2022 and each currently proposed transaction in which (a) we have been or are to be a participant; (b) the amount involved exceeded or exceeds $120,000; and (c) any of our directors or executive officers that are expected to continue as directors or executive officers following the Merger (as defined below) or holders of more than 5% of our capital stock, or any immediate family member of, or person sharing the household with, any of these individuals, had or will have a direct or material interest.
Certain Related Party Transactions

46	Katapult Holdings, Inc.

Amended and Restated Registration Rights Agreement
In connection with the consummation of the transactions contemplated by the Merger Agreement (the “Merger” or the “Business Combination”), on June 9, 2021, we, FinServ Holdings LLC, a Delaware limited liability company (the “Sponsor”), the holders of Founder Shares, and certain other holders of common stock, including certain of our directors and executive officers and holders of five percent of our capital stock (collectively, the “A&R RRA Parties”), entered into the Amended and Restated Registration Rights Agreement ( “A&R RRA”). In accordance with the A&R RRA, the A&R RRA Parties and their permitted transferees are entitled to, among other things, customary registration rights, including demand, piggy-back and shelf registration rights. The A&R RRA also provides that we will pay certain expenses relating to such registrations and indemnify the registration rights holders against (or make contributions in respect of) certain liabilities which may arise under the Securities Act. “Founder Shares” are shares of FinServ’s Class B Common Stock, initially purchased by the Sponsor in a private placement and a subsequent dividend thereon prior to FinServ’s IPO, and the shares of Class A Common Stock issuable upon the conversion thereof.
Indemnification Agreements with Directors and Officers
Our Certificate of Incorporation and Bylaws require us to indemnify all directors and officers to the fullest extent permitted by Delaware law against any and all expenses, judgments, liabilities, fines, penalties, and amounts paid in settlement of any claims. In addition, we have entered into an indemnification agreement with each of our directors and executive officers, which requires us to indemnify them. The indemnification agreements also provide for the advancement or payment of all expenses to the indemnitee and for reimbursement to us if it is found that such indemnitee is not entitled to such indemnification under applicable law.
Board Nomination Rights
Pursuant to the terms of the Merger Agreement, CURO had the right to nominate two initial board members of Katapult. Concurrent with the execution of the Merger Agreement on December 18, 2020, the Company entered into a support agreement, dated as of December 18, 2020, with CURO, pursuant to which, among other things, so long as CURO owns at least 10% of the issued and outstanding Common Stock, CURO has the rights to: (i) re-nominate the director selected as its initial Class I director upon the expiration of such director’s initial term and (ii) replace or otherwise fill any vacancy of its board members during their initial terms and, in the case of CURO’s Class I director, his or her first subsequent term. CURO designated Mr. Masto as a Class I director and Mr. Gayhardt as a Class III director following the Business Combination and designated Mr. Masto for reelection at the 2022 annual meeting pursuant to these rights.
Sponsor Agreement
Concurrent with the execution of the Merger Agreement, the Sponsor, FinServ and Legacy Katapult entered into a Sponsor Agreement, dated as of December 18, 2020 (the “Sponsor Agreement”), pursuant to which the Sponsor agreed, among other things, that 1,543,750 of its shares of Common Stock (the “Sponsor Earn-Out Shares”) would become subject to the following vesting and forfeiture conditions at the closing of the transactions contemplated by the Merger Agreement: one-half (1/2) of the Sponsor Earn-Out Shares will vest if the closing price of our Common Stock is greater than or equal to $12.00 over any 20 Trading Days (as defined in the Merger Agreement) within any 30 consecutive Trading Day period, and one-half (1/2) of the Sponsor Earn-Out Shares will vest if the closing price of our Common Stock is greater than or equal to $14.00 over any 20 Trading Days within any 30 consecutive Trading Day period, in each case, prior to the expiry of six (6) years from the closing of the Business Combination (the “Sponsor Earn-Out Period”). In addition, if there is a change of control of the Company prior to the expiration of the Sponsor Earn-Out Period, then Sponsor Earn-Out Shares will vest in connection with such change of control of the Company in the manner set forth in the Sponsor Agreement, and (iv) to be bound by certain transfer restrictions with respect to its Founder Shares prior to the closing of the transactions contemplated by the Merger Agreement, in each case, on the terms and subject to the conditions set forth in the Sponsor Agreement.
Policies and Procedures Regarding Transactions with Related Persons
For information regarding our policies and procedures regarding transactions with related persons, see the section above titled “Corporate Governance—Related-Person Transaction Policy.”
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act requires that our officers, directors and 10% stockholders file reports of ownership and changes of ownership of our common stock and other equity securities of the Company with the SEC. Based on a review of copies of these reports provided to us and written representations from our officers and directors, we believe that all filing requirements were timely met during 2022.

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AUDIT COMMITTEE REPORT
The information contained in this report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act or the Exchange Act.

The Audit Committee has reviewed and discussed the audited consolidated financial statements for the fiscal year ended December 31, 2022 with our management. The Audit Committee has also reviewed and discussed with Deloitte & Touche LLP, our independent registered public accounting firm, the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board (“PCAOB”). The Audit Committee has also received the written disclosures and the letter from Deloitte & Touche LLP required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the audit committee concerning independence, and has discussed with Deloitte & Touche LLP the accounting firm’s independence. Based on the foregoing, the Audit Committee recommended to our board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and filed with the SEC.

Don Gayhardt (Chair) Lee Einbinder Joyce Phillips Jane J. Thompson

48	Katapult Holdings, Inc.

PROPOSAL NO. 3
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of our Board of Directors has appointed Grant Thornton, LLP ("GT") as our independent registered public accounting firm for the fiscal year ending December 31, 2023, and has further directed that management submit the appointment of its independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. GT will audit the Company's financial statements in 2023. Prior to 2023, Deloitte & Touche LLP ("D&T") was the Company's auditor.
Our organizational documents do not require that stockholders ratify the appointment of GT as our independent registered public accounting firm. However, the Audit Committee of the Board is submitting the election of GT to our stockholders for ratification as a matter of good corporate practice and because we value our stockholders' views on our independent registered public accounting firm. In the event that our stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain the firm. Even if our stockholders ratify the appointment, our Audit Committee, in its discretion, may appoint another independent registered public accounting firm at any time during the year if the Audit Committee believes that such a change would be in the best interest of Katapult and our stockholders. Representatives of GT are expected to be present at the Annual Meeting, and they will have the opportunity to make a statement if they so desire and to respond to appropriate questions.
Change in Accountants

On March 15, 2023, following a comprehensive review process the Audit Committee of the Company approved the engagement of GT as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023, effective immediately.

On March 15, 2023, following a comprehensive review process, the Audit Committee of the Company dismissed D&T as the Company’s independent registered public accounting firm, effective immediately. The reports of D&T on the Company’s financial statements for each of the two fiscal years ended December 31, 2022 and 2021 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. In the fiscal years ended December 31, 2022 and 2021 and in the subsequent interim period through March 15, 2023, there were no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and D&T on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the matter in its report on the financial statements for such years.

In the fiscal years ended December 31, 2022 and 2021 and in the subsequent interim period through March 15, 2023, there were no “reportable events” (as described in Item 304(a)(1)(v) of Regulation S-K), except that in connection with the audits of its consolidated financial statements as of and for December 31, 2022 and 2021, the Company identified material weaknesses in its internal control over financial reporting that are still being remediated. These material weaknesses relate to the Company’s: (1) insufficient number of personnel with an appropriate level of U.S. GAAP knowledge and experience to create the proper control environment for effective internal control over financial reporting and to ensure that oversight processes and procedures in applying nuanced guidance to complex accounting transactions for financial reporting are adequate; and (2) lack of controls in place to review journal entries, reconcile journal entries to underlying support and evaluate if journal entries are in compliance with U.S. GAAP before the entries are manually posted.

Management is undertaking efforts to remediate these material weaknesses. However, these will not be considered remediated until the Company’s remediation plan has been fully implemented, the applicable controls operate for a sufficient period of time, and the Company has concluded, through testing, that the newly implemented and enhanced controls are operating effectively.

The Company provided D&T with a copy of the above disclosures and requested that D&T furnish the Company with a letter addressed to the SEC stating whether it agrees with the above statements. A copy of the letter from D&T is included as Exhibit 16.1 to the Company’s Current Report on Form 8-K filed with the SEC on March 20, 2023.

During the fiscal years ended December 31, 2022 and 2021 and the subsequent interim period through March 15, 2023, neither the Company nor anyone on its behalf consulted with GT with respect to (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the

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Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that GT concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (b) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K).
Vote Required
The affirmative vote of the holders of a majority of the shares present or represented by proxy and entitled to vote on the matter at the Annual Meeting will be required to ratify the appointment of GT.
As previously disclosed, on June 9 2021, the Board dismissed WithumSmith+Brown, PC (“Withum”), FinServ's independent registered public accounting firm prior to the business combination, as the Company’s independent registered public accounting firm and appointed D&T as our independent registered accounting firm for the audit as of and for the years ended December 31, 2022 and 2021, respectively. The fees incurred for services of D&T in the table below for the 2021 period reflect services incurred after such mid-year change. Fees for services provided by D&T prior to our Business Combination were not pre-approved by the Audit Committee. However, all fees for services provided by D&T post the Business Combination have been pre-approved or ratified by the Audit Committee.
Deloitte & Touche LLP Fees
The following table presents fees for professional audit services and other services provided to Katapult for the fiscal years ended December 31, 2022 and 2021.

	2022	2021
Audit Fees (1)	$1,350,000	$1,847,000
Audit-Related Fees(2)	12,000	1,691,000
Tax Fees(3)	52,500	112,000
Total Fees	$1,414,500	$3,650,000
(1)“Audit Fees” consist of fees for professional services rendered in connection with the audit of our 2022 and 2021 annual financial statements, review of our quarterly financial statements and services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings or engagements for those fiscal years.
(2)Audit-Related Fees includes fees billed by D&T for professional services rendered in connection with the review of registration statements and other SEC filings.
(3)Tax Fees in 2021 includes fees billed by D&T for professional services rendered for tax advice, which encompass a variety of permissible tax services, primarily including tax advice related to federal and state matters.
WithumSmith+Brown Fees
The following table presents fees for professional audit services and other services provided to Katapult for the fiscal year ended December 31, 2021.

2021
Audit Fees (1)	$78,000
Audit-Related Fees	—
Tax Fees	4,000
Total Fees	$82,000
(1)“Audit Fees” consist of fees for services in connection with the audited financial statements presented in the Registration Statement on Form S-1 filed with the SEC in connection with FinServ’s initial public offering, review of the quarterly financial statements presented in quarterly reports on Form 10-Q and audit of FinServ’s annual report on Form 10-K and services that are normally provided by the Company’s independent registered public accounting firm in connection with statutory and regulatory filings or engagements for those fiscal years.

Pre-Approval Policies and Procedures
Pursuant to the Audit Committee Charter and the requirements of law, the Audit Committee pre-approves all audit and permitted non-audit services that may be provided by our independent registered public accounting firm. This pre-approval applies to audit services, audit-related services, tax services and other services. For the fiscal year ended December 31, 2022, all fees paid to D&T have been approved by the Audit Committee.

50	Katapult Holdings, Inc.

The Board recommends a vote "FOR" the ratification of the appointment of Grant Thornton, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.
PROPOSAL NO. 4
REVERSE STOCK SPLIT
We are seeking stockholder approval to grant our Board discretionary authority to amend the Company’s Certificate of Incorporation to effect a reverse stock split of the issued and outstanding shares of our common stock, par value $0.0001 per share, at a ratio in the range of one-for-twenty-five (1:25) to one-for-forty (1:40) of our common stock, with the exact ratio to be determined at the discretion of our Board, and effected at such time and date, if at all, as determined by the Board (the “Reverse Stock Split Proposal”).
The amendment will not change the number of authorized shares of our common stock, preferred stock or the relative voting power of our stockholders, subject to certain immaterial adjustments that may result from the treatment of fractional shares as described below under “—Procedures for Effecting Reverse Stock Split.” Because the number of authorized shares will not be reduced, the number of authorized but unissued shares of our common stock will materially increase and will be available for reissuance by the Company. The reverse stock split, if effected, would affect all of our holders of common stock uniformly.
The Board unanimously approved, subject to stockholder approval, this Reverse Stock Split Proposal, on April 10, 2023.
Even if the stockholders approve the Reverse Stock Split Proposal, we reserve the right not to effect any reverse stock split if the Board does not deem it to be in the best interests of our stockholders. The Board believes that granting this discretion provides the Board with maximum flexibility to act in the best interests of our stockholders. If this Reverse Stock Split Proposal is approved by the stockholders, the Board will have the authority, in its sole discretion, without further action by the stockholders, to effect a reverse stock split.
The Board’s decision as to whether and when to effect the reverse stock split will be based on a number of factors, including prevailing market conditions, existing and expected trading prices for our common stock, actual or forecasted results of operations, and the likely effect of such results on the market price of our common stock.
Following a reverse stock split, the number of our outstanding shares of common stock will be significantly reduced. If effected, a reverse stock split will also affect (i) the terms of equity awards granted under our Amended Plan, as well as (ii) the number of shares of the common stock to be issued (i) in connection with the exercise of the private and public warrants (the “Redeemable Warrants”) issued by us in connection with our predecessor’s initial public offering in 2019 and (ii) in connection with the exercise, in whole or in part, of the Warrant to Purchase Stock (the “Atalaya Warrant” and, together with the Redeemable Warrants, the “Warrants”), issued by us to Midtown Management LLC in a private placement on March 6, 2023. If we effect the Reverse Stock Split Proposal, the price per share exercise price of stock options, the number of shares issuable under such options, the number of shares delivered upon the vesting and settlement of RSUs will be adjusted to reflect the reverse stock split. In addition, the reverse stock split would effect a reduction in the number of shares of common stock issuable upon the exercise of our Warrants and an increase in the exercise price, in each case in proportion to the final reverse stock split ratio.
The reverse stock split is not being proposed in response to any effort of which we are aware to accumulate our shares of common stock or obtain control of the Company, nor is it a plan by management to recommend a series of similar actions to our Board or our stockholders.
There are certain risks associated with a reverse stock split, and we cannot accurately predict or assure the reverse stock split will produce or maintain the desired results (for more information on the risks see the section below entitled “Certain Risks Associated with a Reverse Stock Split”). However, our Board believes that the benefits to the Company and our stockholders outweigh the risks and recommends that you vote in favor of granting the Board the discretionary authority to effect a reverse stock split.

Reasons for the Reverse Stock Split
The primary purpose for effecting the reverse stock split, should the Board choose to effect one, would be to increase the per share price of our common stock. Our Board believes that, should the appropriate circumstances arise, effecting the reverse stock split would, among other things, help us to:
•Continue to ensure we meet certain continued listing requirements of the Nasdaq Capital Market;

PROXY STATEMENT	51

•Improve the perception of our common stock as an investment security; and
•Appeal to a broader range of investors to generate greater investor interest in the Company.
Continue to ensure we meet certain continued listing requirements of the Nasdaq Capital Market On the Record Date, the last reported sale price of our common stock on the Nasdaq Capital Market was $0.47 per share and on April 21, 2023, we received a letter from the Listing Qualifications Department of the Nasdaq notifying the Company that, for the last 30 consecutive business days, the closing bid price for our Common Stock was below $1.00 per share, which is the minimum closing bid price required for continued listing on The Nasdaq Capital Market. Pursuant to the Nasdaq listing rules, we are provided with a compliance period of 180 calendar days from the date of the notice, or until October 18, 2023, to regain compliance with the minimum closing bid price requirement. We believe that the reverse stock split, if necessary, is our best option to meet the criteria to satisfy the minimum per share bid price requirement for continued listing on the Nasdaq Capital Market. A decrease in the number of outstanding shares of our common stock resulting from the reverse stock split should, absent other factors, assist in ensuring that the per share market price of our common stock remains above the requisite price for continued listing. However, we cannot provide any assurance that our minimum bid price would remain over the minimum bid price requirement of The Nasdaq Capital Market following the reverse stock split.
Improve the Perception of our common stock as an Investment Security We believe that the overall economic environment in which we and other fintech companies are currently operating has been a significant contributing factor in the decline in the price of our common stock. Our Board unanimously approved the discretionary authority to effect a reverse stock split, subject to stockholder approval, as one potential means of increasing the share price of our common stock to improve the perception of our common stock as a viable investment security. Lower-priced stocks have a perception in the investment community as being risky and speculative, which may negatively impact not only the price of our common stock, but also our market liquidity.
Appeal to a Broader Range of Investors to Generate Greater Investor Interest in the Company An increase in our stock price may make our common stock more attractive to investors. Brokerage firms may be reluctant to recommend lower-priced securities to their clients. Many institutional investors have policies prohibiting them from holding lower-priced stocks in their portfolios, which reduces the number of potential purchasers of our common stock. Investment funds may also be reluctant to invest in lower-priced stocks. Investors may also be dissuaded from purchasing lower-priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower-priced stocks. Giving the Board the ability to effect a reverse stock split, and thereby increase the price of our common stock, would give the Board the ability to address these issues if it is deemed necessary.

Certain Risks Associated with a Reverse Stock Split
Even if a reverse stock split is effected, some or all of the expected benefits discussed above may not be realized or maintained. The market price of our common stock will continue to be based, in part, on our performance, market conditions and other factors unrelated to the number of shares outstanding. There can be no assurance that the total market capitalization of our common stock after the implementation of the reverse stock split will be equal to or greater than the total market capitalization before the reverse stock split or that the per-share market price of our common stock following the reverse stock split will increase in proportion to the reduction in the number of shares of our common stock outstanding in connection with the reverse stock split. Furthermore, the implementation of a reverse stock split does not have an effect on the actual or intrinsic value of our business or a stockholder’s proportional ownership in our company (subject to the treatment of fractional shares). However, should the overall value of our common stock decline after the proposed reverse stock split, then the actual or intrinsic value of the shares of our common stock held by you will also proportionately decrease as a result of the overall decline in value.
The reverse stock split will reduce the number of outstanding shares of our common stock without reducing the number of shares of available but unissued common stock, which will also have the effect of increasing the number of authorized but unissued shares. The issuance of additional shares of our common stock may have a dilutive effect on the ownership of existing stockholders. In addition, if we effect the reverse stock split, the resulting per-share stock price may nevertheless fail to attract a broader range of investors or may not satisfy the investing guidelines of such investors. Consequently, the trading liquidity of our common stock may not improve or may decline due to fewer shares being outstanding following the reverse stock split.
Even though a potential reverse stock split would result in an increased proportion of unissued authorized shares to issued shares, which could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board or contemplating a tender offer or other transaction for the combination of us with another company), the Reverse Stock Split Proposal is not being proposed in response to any effort of which we are aware to accumulate shares of our common stock or obtain control

52	Katapult Holdings, Inc.

of us, nor is it part of a plan by management to recommend a series of similar amendments to our Board and our stockholders.
Moreover, if the reverse stock split is implemented, it may increase the number of stockholders who own “odd lots” of less than 100 shares of our common stock. A purchase or sale of less than 100 shares of common stock (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own fewer than 100 shares of common stock following the reverse stock split may be required to pay higher transaction costs if they sell their common stock.

Principal Effects of a Reverse Stock Split
If our stockholders approve this Reverse Stock Split Proposal and our Board elects to effect a reverse stock split, our issued and outstanding shares of common stock would decrease and each of our shareholders will own fewer shares of our common stock. The reverse stock split would be effected simultaneously for all of our common stock, and the exchange ratio would be the same for all shares of common stock, except for immaterial adjustments that may result from the treatment of fractional shares as described below under “—Procedures for Effecting Reverse Stock Split.” The reverse stock split would affect all of our stockholders uniformly and would not affect any stockholder’s percentage ownership interests in the Company, voting rights or other rights that accompany the shares of our common stock, except for immaterial adjustments that may result from the treatment of fractional shares as described below under “—Procedures for Effecting Reverse Stock Split.” Common stock issued pursuant to the reverse stock split would remain fully paid and non-assessable. The reverse stock split would not affect our securities law reporting and disclosure obligations, and we would continue to be subject to the periodic reporting requirements of the Exchange Act. We have no current plans to take the Company private. Accordingly, a reverse stock split is not related to a strategy to do so.
Upon the reverse stock split, we intend to treat common stock held by stockholders in “street name,” through a bank, broker or other nominee, in the same manner as stockholders whose shares are registered in their own names. Banks, brokers or other nominees will be instructed to effect the reverse stock split for their customers holding common stock in “street name.” However, these banks, brokers or other nominees may have different procedures than registered stockholders for processing the reverse stock split. If you hold shares of common stock with a bank, broker or other nominee and have any questions in this regard, you are encouraged to contact your bank, broker or other nominee.
Registered holders of common stock who hold some or all of their shares electronically in book-entry form with our transfer agent, Continental Stock Transfer & Trust Company, do not need to take any action to receive post-reverse stock split shares. If a stockholder is entitled to post-reverse stock split shares, a transaction statement will automatically be sent to the stockholder’s address of record indicating the number of shares (including fractional shares) of common stock held following the reverse stock split.
In addition to the change in the number of shares of common stock outstanding, a reverse stock split would have the following effects:
Increase the Per Share Price of Our Common Stock By effectively condensing a number of pre-split shares into one share of common stock, the per share price of a post-split share is generally greater than the per share price of a pre-split share. The amount of the initial increase in per share price and the duration of such increase, however, is uncertain. If appropriate circumstances exist, our Board may utilize the reverse stock split as part of its plan to maintain the required minimum per share price of the common stock under the Nasdaq listing standards.
Increase in the Number of Shares of Common Stock Available for Future Issuance By reducing the number of shares outstanding without reducing the number of shares of available but unissued common stock, a reverse stock split will also increase the number of authorized but unissued shares. Our Board believes the increase is appropriate for use to fund the future operations of the Company.
The following table contains illustrative information relating to our common stock, based on share information as of April 10, 2023, without giving effect to the treatment of fractional shares:

	Before Reverse Stock Split	Reverse Stock Split Ratio of 1-for-25	Reverse Stock Split Ratio of 1-for-40
Number of Shares of Common Stock Issued and Outstanding	99,561,148	3,982,446	2,489,029
Number of Shares of Common Stock Reserved for Issuance Pursuant to Outstanding Options and RSUs (1)	15,209,873	608,395	380,247
Weighted Average Exercise Price of Outstanding Options	$0.71	$17.75	$28.40

PROXY STATEMENT	53

(1) Amounts reflected in this row do not reflect the additional 4,000,000 shares (which number of shares will be adjusted as described in the Reverse Stock Split Proposal, if effected) requested for approval pursuant to Proposal 2.

Although a reverse stock split would not have any dilutive effect on our stockholders, a reverse stock split without a reduction in the number of shares authorized for issuance would reduce the proportion of shares owned by our stockholders relative to the number of shares authorized for issuance, giving our Board an effective increase in the authorized shares available for future issuance for corporate needs such as equity financing, retirement of outstanding indebtedness, stock splits and stock dividends, employee benefit plans, or other corporate purposes as may be deemed by the Board to be in the best interests of the Company and its stockholders. Our Board from time to time may deem it to be in the best interests of the Company and our stockholders to enter into transactions and other ventures that may include the issuance of shares of our common stock. If our Board authorizes the issuance of additional shares subsequent to the reverse stock split described above, the dilution to the ownership interest of our existing stockholders may be greater than would occur had the reverse stock split not been effected. Many stock issuances not involving equity compensation do not require stockholder approval, and our Board generally seeks approval of our stockholders in connection with a proposed issuance only if required at that time with the ability to issue additional shares of stock without further vote of the stockholders of the Company, except as provided under Delaware corporate law or under the rules of any national securities exchange on which shares of stock of the Company are then listed.

Require Adjustment to Currently Outstanding Securities Exercisable into Shares of our Common Stock - A reverse stock split would effect a reduction in the number of shares of common stock issuable upon the exercise of our outstanding stock options and Warrants and the number of shares of common stock subject to outstanding our outstanding restricted stock unit awards in proportion to the reverse stock split ratio. Additionally, the exercise price of outstanding options and the Warrants would increase, likewise in proportion to the reverse stock split ratio.

Change the Number of Shares Issuable Upon Vesting and Settlement of RSUs - A reverse stock split would reduce the number of shares delivered upon the vesting and settlement of RSUs in proportion to the reverse stock split ratio.

Require Adjustment to the Number of Shares of Common Stock Available for Future Issuance Under our 2021 Equity Incentive Plan – In connection with any reverse stock split, under the 2021 Equity Incentive Plan, our Board is authorized to make appropriate and proportionate adjustments in the event of reverse stock split to outstanding shares underlying our outstanding stock options and restricted stock unit awards as described above under “Require Adjustment to Currently Outstanding Securities Exercisable into Shares of our Common Stock”, and would also make a corresponding reduction in the number of shares available for future issuance under the 2021 Equity Incentive Plan so as to avoid the effect of increasing the number of authorized but unissued shares available for future issuance under such plan.

In addition, a reverse stock split may result in some stockholders owning “odd lots” of less than 100 shares of common stock, which may be more difficult to sell and may cause those holders to incur greater brokerage commissions and other costs upon sale.

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in the Reverse Stock Split Proposal, except to the extent of their ownership in shares of our common stock and securities exercisable for our common stock, which shares and securities would be subject to the same proportionate adjustment in accordance with the terms of the reverse stock split as all other outstanding shares of our common stock and securities exercisable for our common stock.
Procedures for Effecting Reverse Stock Split
The exact ratio of the reverse stock split, within the approved range, would be determined by our Board and publicly announced by us prior to the effective time of the reverse stock split. Upon approval of a reverse stock split and at such time as our Board determines is the appropriate effective time to effect the reverse stock split, we would file a certificate of amendment to our certificate of incorporation with the Secretary of the State of Delaware. The certificate of amendment would add a new provision providing that holders of our common stock immediately prior to the filing of the amendment will receive one share of common stock for each number of shares as determined by the Board. A copy of the proposed amendment is attached to this proxy statement as Appendix A and is considered a part of this proxy statement. Upon the filing of the certificate of amendment, and without any further action on the part of the Company or our stockholders, the issued shares of common stock held by stockholders of record as of the effective date of the reverse stock split would be converted into a lesser number of shares of common stock calculated in accordance with the reverse stock split ratio of not less than one-for-twenty-five (1:25) and not more than one-for-forty (1:40), as determined by our Board and set forth in the certificate of amendment. As soon as practicable after the effective date of the reverse stock split, stockholders would be notified that the reverse stock split had been effected.

54	Katapult Holdings, Inc.

Our Board believes that stockholder approval of a range of potential reverse stock split ratios is in the best interests of our Company and stockholders because it is not possible to predict market conditions at the time the reverse stock split would be implemented, if at all. We believe that the proposed ratio range provides us with the most flexibility to achieve the desired results of the reverse stock split. The selection of the specific final ratio for the reverse stock split will be based on several factors, including, among other things: our ability to maintain the listing of our common stock on the Nasdaq, the per share price of our common stock immediately prior to the reverse stock split, expected stability the per share price of our common stock immediately prior to the reverse stock split; the likelihood that the reverse stock split will result in increased marketability and liquidity of our common stock; prevailing market conditions; general economic conditions in our industry; and our market capitalization before and after the reverse stock split. We believe that granting our Board the discretionary authority to set the final ratio for the reverse stock split is essential because it allows us to take these factors into consideration and to react to changing market conditions. If our Board chooses to implement the reverse stock split, we will make a public announcement, prior to the effective time, additional details regarding the reverse stock split, including the final ratio selected.
No fractional shares will be issued in connection with a reverse stock split. Instead, we will issue one full share of post-reverse stock split common stock to any stockholder who would have been entitled to receive a fractional share as a result of the reverse stock split. Each stockholder will hold the same percentage of the outstanding common stock immediately following the reverse stock split as that stockholder did immediately prior to the reverse stock split, except for any minor adjustment due to the additional whole shares that will be issued as a result of the treatment of fractional shares.
The par value of our common stock would remain unchanged at $0.0001 per share, if a reverse stock split is effected.
The Company’s stockholders’ equity in its consolidated balance sheet would not change in total. However, the Company’s stated capital (i.e., $0.0001 par value times the number of shares issued and outstanding), would be proportionately reduced based on the reduction in shares of common stock outstanding. Additional paid in capital would be increased by an equal amount, which would result in no overall change to the balance of stockholders’ equity.
Additionally, net income or loss per share for all periods would increase proportionately as a result of a reverse stock split since there would be a lower number of shares outstanding. We do not anticipate that any other material accounting consequences would arise as a result of a reverse stock split.
Under Delaware law, our stockholders will not be entitled to appraisal rights with respect to the reverse stock split amendment.

Certain U.S. Federal Income Tax Consequences of a Reverse Stock Split
The following is a discussion of certain material U.S. federal income tax consequences of a reverse stock split to U.S. holders of our common stock. This discussion is included for general information purposes only and does not purport to address all aspects of U.S. federal income tax law that may be relevant to stockholders in light of their particular circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), and current Treasury Regulations, administrative rulings and court decisions, all of which are subject to change, possibly on a retroactive basis. Any such change could affect the continuing validity of this discussion.
This discussion does not address the tax consequences to U.S. holders that are subject to special tax rules, such as financial institutions, regulated investment companies, partnerships, dealers or traders in securities or currencies that use a mark-to-market method of accounting, tax-exempt entities, persons holding shares as part of a straddle, hedge, conversion transaction or other integrated investment, persons subject to alternative minimum taxes or the unearned income Medicare tax and persons whose functional currency is not the U.S. dollar. In addition, this discussion does not address stockholders that are not U.S. holders (as defined below). This summary also assumes that the U.S. holder held and will hold the pre-reverse stock split common stock, and will hold the post-reverse stock split common stock, as a “capital asset” as defined in Section 1221 of the Code. All stockholders are urged to consult with their own tax advisors with respect to the U.S. federal tax consequences, as well as any state, local or non-U.S. tax consequences, of a reverse stock split.
As used herein, the term “U.S. holder” means a holder that, for U.S. federal income tax purposes, is a beneficial owner of our common stock and is:
•a citizen or individual resident of the United States;
•a corporation or other entity taxable as a corporation created or organized in or under the laws of the United States, any state thereof or the District of Columbia; or
•an estate or trust the income of which is subject to U.S. federal income tax regardless of its source.

PROXY STATEMENT	55

In general, a reverse stock split should be treated as a tax-free recapitalization and no gain or loss should be recognized by a U.S. holder upon the exchange of pre-reverse stock split common stock for post-reverse stock split common stock. The aggregate tax basis of the post-reverse stock split common stock should be the same as the aggregate tax basis of the pre-reverse stock split common stock exchanged in the reverse stock split. A U.S. holder’s holding period in the post-reverse stock split common stock should include the period during which the U.S. holder held the pre-reverse stock split common stock exchanged in the reverse stock split.
As noted above, we will not issue fractional shares of common stock in connection with a reverse stock split. Instead, U.S. holders who would be entitled to receive fractional shares of common stock because they hold a number of shares not evenly divisible by the reverse stock split ratio will automatically be entitled to receive an additional fraction of a Common Share to round up to the next whole share of post-reverse stock split common stock. The U.S. federal income tax consequences of the receipt of such an additional fraction of a share of common stock are not clear. It is possible that U.S. holders whose fractional shares are rounded up to the nearest whole share may recognize income or gain for U.S. federal income tax purposes. U.S. holders whose fractional shares are rounded up to the nearest whole share should consult their tax advisors.
The tax treatment of a U.S. holder may vary depending upon the particular facts and circumstances of such stockholder. Each U.S. holder is urged to consult with its own tax advisor with respect to the tax consequences of a reverse stock split.
Reservation of Right to Abandon Reverse Stock Split
We reserve the right to abandon a reverse stock split without further action by our stockholders at any time before the effectiveness of the filing with the Secretary of the State of Delaware of the certificate of amendment to our certificate of incorporation, even if the authority to effect a reverse stock split has been approved by our stockholders at the Annual Meeting. By voting in favor of a reverse stock split, you are expressly also authorizing the Board to delay, not to proceed with, and abandon, a reverse stock split if it should so decide, in its sole discretion, that such action is in the best interests of the stockholders.
Vote Required
The affirmative vote of the holders of a majority of the outstanding shares of capital stock entitled to vote thereon will be required to approve the Reverse Stock Split Proposal. Abstentions and broker non-votes will have the same effect as a vote against.

The Board recommends a vote “FOR” the Reverse Stock Split Proposal.

56	Katapult Holdings, Inc.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K
Stockholders can access our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC on March 9, 2023, and other financial information, on our website at https://ir.katapultholdings.com under the caption "Financial Information" Alternatively, stockholders can request a paper copy of the Annual Report, as well as copies of this Proxy Statement and a proxy card, without charge by writing to: Katapult Holdings, Inc., 5204 Tennyson Parkway, Suite 500, Plano, TX 75024, Attention: Corporate Secretary, or emailing ir@katapultholdings.com.
OTHER BUSINESS
Our Board does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented at the Annual Meeting, the persons named in the proxy card will have discretion to vote the shares represented by proxy in accordance with their own judgment on such matters.
It is important that your shares be represented at the Annual Meeting, regardless of the number of shares that you hold. We urge you to vote by telephone, by Internet or by executing and returning the proxy card at your earliest convenience.

PROXY STATEMENT	57

Katapult

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 5, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/KPLT2023**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 5, 2023. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V11000-P91473

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

KATAPULT HOLDINGS, INC.

The Board of Directors recommends you vote FOR the following proposals:

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Class II Nominees:

01) Brian Hirsch
02) Jane J. Thompson

	For	Against	Abstain
2. To approve an amendment of the 2021 Equity Incentive Plan to provide an increase in the number of shares currently available under the 2021 Equity Incentive Plan, add an evergreen provision beginning as of January 1, 2024 and extend the expiration to the tenth (10th) anniversary of the Annual Meeting.	☐	☐	☐
3. To ratify the selection of Grant Thornton, LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2023.	☐	☐	☐
4. To approve an amendment to Katapult Holdings Inc.'s Charter to, at the discretion of the Company's Board of Directors effects reverse stock split of the Company's Common Stock at any time prior to December 31, 2023, at a ratio of 1 For 25 to 1 For 40, with the ratio to be determined at the discretion of the Board of Directors without further approval of Shareholders.	☐	☐	☐

NOTE: Such other business that may properly come before the meeting or any adjournment or postponement thereof.

IF VOTING BY MAIL, YOU MUST DATE, SIGN AND RETURN THIS CARD IN ORDER FOR THE SHARES TO BE VOTED.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held on June 6, 2023:
The Notice of Annual Meeting, Proxy Statement and Annual Report are available at www.proxyvote.com.

V11001-P91473

KATAPULT HOLDINGS, INC.
Annual Meeting of Stockholders
June 6, 2023 10:00 AM Eastern Time
This proxy is solicited by the Board of Directors

By signing this proxy card, you appoint Orlando Zayas and Nancy Walsh, or either of them, as proxies, each with the power to appoint their substitute, and hereby authorize them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of KATAPULT HOLDINGS, INC. that you are entitled to vote at the Annual Meeting of Stockholders to be held virtually at 10:00 AM Eastern Time on June 6, 2023, at www.virtualshareholdermeeting.com/KPLT2023, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

APPENDIX A

KATAPULT HOLDINGS, INC.

CERTIFICATE OF AMENDMENT TO THE
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
Pursuant to the provisions of § 242 of the General Corporation Law of the State of Delaware

FIRST: The present name of the corporation is Katapult Holdings, Inc., a Delaware corporation (the “Corporation”). The original certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on August 9, 2019 (the “Original Certificate”). An Amended and Restated Certificate of Incorporation (the “Amended and Restated Certificate”) was filed with the Secretary of State of the State of Delaware on October 31, 2019. A Second Amended and Restated Certificate of Incorporation (the “Second Amended and Restated Certificate”) was filed with the Secretary of State of the State of Delaware on June 9, 2021.

SECOND: Section 4.1 of Article IV of the Company’s Amended and Restated Certificate is hereby amended and restated in its entirety to read as set forth below:

Section 4.1. Authorized Capital Stock. The total number of shares of all classes of capital stock, each with a par value of $0.0001 per share, which the Corporation is authorized to issue is 275,000,000 shares, consisting of (a) 250,000,000 shares of common stock (the “Common Stock”) and (b) 25,000,000 shares of preferred stock (the “Preferred Stock”).

Effective at 5:00 p.m. Eastern Time on ____________, 20__, the date of filing with the Secretary of State of the State of Delaware (such time, on such date, the “Effective Time”) of this Certificate of Amendment to the Certificate of Incorporation of the Corporation, every [ ] shares of the Corporation’s issued and outstanding Common Stock, par value $0.0001 per share, that are issued and outstanding immediately prior to the Effective Time (“Old Common Stock”) shall, automatically and without any further action on the part of the Corporation or the holder thereof, be combined into one (1) validly issued, fully paid and non-assessable share of the Corporation’s Common Stock, par value $0.0001 per share, subject to the treatment of fractional interests as described below (the “Reverse Stock Split”). No fractional share shall be issued in connection with the Reverse Stock Split. The Corporation shall issue and deliver one full share of post-Reverse Stock Split Common Stock or Preferred Stock to any stockholder (other than with respect to shares held by the Corporation as treasury stock) who would have been entitled to receive a fractional share of Common Stock or Preferred Stock, respectively, as a result of the Reverse Stock Split, in lieu of receiving such fractional share. The Reverse Stock Split shall occur whether or not any certificates representing such shares are surrendered to the Corporation or its transfer agent.

THIRD: The foregoing amendment has been duly proposed and declared advisable by the Corporation’s Board of Directors and adopted by the Corporation’s stockholders in accordance with the provisions of Sections 222 and 242 of the General Corporation Law of the State of Delaware.

FOURTH: This Certificate of Amendment shall become effective as of upon the filing of this Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware.

* * * * *

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by an authorized officer of the Corporation this day of , 20 .

By:
	Name:	Orlando J. Zayas
	Title:	Chief Executive Officer
ANNEX A

Katapult Holdings, Inc.
2021 Equity Incentive Plan
Amendment No. 1
WHEREAS, Katapult Holdings, Inc., a Delaware corporation (the “Company”) has established and maintains the Katapult Holdings, Inc. 2021 Equity Incentive Plan (the “Plan”);
WHEREAS, in accordance with Section 17 of the Plan, the Compensation Committee (the “Committee”) of the Board of Directors of the Company (the “Board”) has reserved the right to amend the Plan at any time and from time to time, in the case of any amendment to increase the maximum aggregate number of shares of common stock of the Company that may be issued under the Plan (except by operation of the provisions of Sections 4.2 and 4.3 of the Plan) and certain other amendments, subject to approval of the Company’s stockholders;
WHEREAS, pursuant to the definition of “Committee” set forth in Section 2.1(j) of the Plan, the Board may in its discretion exercise any or all of the powers of the Committee pursuant to the Plan and, in such instances, references in the Plan to the Committee shall mean the Board; and
WHEREAS, the Board has determined to amend the Plan in the manner set forth in this Amendment, subject to and effective upon approval of this Amendment by the Company’s stockholders by a majority of the votes cast by stockholders present in person or represented by proxy at the Company’s 2023 annual meeting of stockholders and entitled to vote on the matter (the date of such approval, the “Amendment No. 1 Effective Date”).
Amendment:
1.    Section 1.3 is amended to read in its entirety as follows:
“3    Term of Plan.
The Plan shall continue in effect until its termination by the Committee; provided, however, that all Awards shall be granted, if at all, within ten (10) years from the Amendment No. 1 Effective Date.”
2.    Section 4.1 is amended to read in its entirety as follows:
“1    Maximum Number of Shares Issuable.
Subject to adjustment as provided in Section 4.2 and 4.3 and the second sentence of this Section 4.1, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be equal to 8,932,162 shares. In addition, subject to any adjustments as necessary under Sections 4.2 and 4.3, (i) such aggregate number of shares of Stock will automatically increase on the Amendment No. 1 Effective Date by an additional 4,000,000 shares of Stock and (ii) such aggregate number of shares of Stock will automatically increase on January 1st of each year commencing on January 1, 2024 and ending on (and including), January 1, 2033, by an amount equal to 3% of the total number of shares of Stock outstanding on the immediately preceding December 31; provided, however, that the Committee may act prior to January 1st of a given year to provide that the increase for such year will be a lesser number of shares of Stock.”

ANNEX B
KATAPULT HOLDINGS, INC.
2021 EQUITY INCENTIVE PLAN

TABLE OF CONTENTS

i

ii

iii

KATAPULT HOLDINGS, INC.
2021 EQUITY INCENTIVE PLAN
1.    Establishment, Purpose and Term of Plan.
1.1.    Establishment. The Katapult Holdings, Inc. 2021 Equity Incentive Plan (the “Plan”) is hereby established effective as of June 9, 2021, the date of the closing of the transactions contemplated by that certain merger agreement dated as of December 18, 2020, entered into by and between Katapult Holdings, Inc., FinServ Acquisition Corp., and certain other parties, following the Plan’s approval by the stockholders of the Company (the “Effective Date”).
1.2.    Purpose. The purpose of the Plan is to advance the interests of the Participating Company Group and its stockholders by providing an incentive to attract, retain and reward persons performing services for the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group. The Plan seeks to achieve this purpose by providing for Awards in the form of Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units, Performance Shares, Performance Units, Cash- Based Awards and Other Stock-Based Awards.
1.3.    Term of Plan. The Plan shall continue in effect until its termination by the Committee; provided, however, that all Awards shall be granted, if at all, within ten (10) years from the earlier of the date that the Plan was approved by the Board or the stockholders of the Company.
2.    Definitions and Construction.
2.1.    Definitions. Whenever used herein, the following terms shall have their respective meanings set forth below:
(a)    “Affiliate” means (i) a parent entity, other than a Parent Corporation, that directly, or indirectly through one or more intermediary entities, controls the Company or (ii) a subsidiary entity, other than a Subsidiary Corporation, that is controlled by the Company directly or indirectly through one or more intermediary entities. For this purpose, the terms “parent,” “subsidiary,” “control” and “ controlled by” shall have the meanings assigned to such terms for the purposes of registration of securities on Form S-8 under the Securities Act.
(b)    “Award” means any Option, Stock Appreciation Right, Restricted Stock Purchase Right, Restricted Stock Bonus, Restricted Stock Unit, Performance Share, Performance Unit, Cash-Based Award or Other Stock-Based Award granted under the Plan.
(c)    “Award Agreement” means a written or electronic agreement between the Company and a Participant setting forth the terms, conditions and restrictions applicable to an Award.
(d)    “Board” means the Board of Directors of the Company.
(e)    “Cash-Based Award” means an Award denominated in cash and granted pursuant to Section 11.
(f)    “Cashless Exercise” means a Cashless Exercise as defined in Section 6.3(b)(i).

(g)    “Cause” means, unless such term or an equivalent term is otherwise defined by the applicable Award Agreement or other written agreement between a Participant and a Participating Company applicable to an Award, any of the following: (i) the Participant’s theft, dishonesty, willful misconduct, breach of fiduciary duty for personal profit, or falsification of any Participating Company documents or records; (ii) the Participant’s material failure to abide by a Participating Company’s code of conduct or other policies (including, without limitation, policies relating to confidentiality and reasonable workplace conduct); (iii) the Participant’s unauthorized use, misappropriation, destruction or diversion of any tangible or intangible asset or corporate opportunity of a Participating Company (including, without limitation, the Participant’s improper use or disclosure of a Participating Company’s confidential or proprietary information); (iv) any intentional act by the Participant which has a material detrimental effect on a Participating Company’s reputation or business; (v) the Participant’s repeated failure or inability to perform any reasonable assigned duties after written notice from a Participating Company of, and a reasonable opportunity to cure, such failure or inability; (vi) any material breach by the Participant of any employment, service, non-disclosure, non-competition, non-solicitation or other similar agreement between the Participant and a Participating Company, which breach is not cured pursuant to the terms of such agreement (except with respect to a disclosure protected by applicable law); or (vii) the Participant’s conviction (including any plea of guilty or nolo contendere) of any criminal act involving fraud, dishonesty, misappropriation or moral turpitude, or which impairs the Participant’s ability to perform his or her duties with a Participating Company.
(h)    “Change in Control” means the occurrence of any one or a combination of the following:
(i)    any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total Fair Market Value or total combined voting power of the Company’s then-outstanding securities entitled to vote generally in the election of Directors; provided, however, that a Change in Control shall not be deemed to have occurred if such degree of beneficial ownership results from any of the following: (A) an acquisition by any person who on the Effective Date is the beneficial owner of more than fifty percent (50%) of such voting power, (B) any acquisition directly from the Company, including, without limitation, pursuant to or in connection with a public offering of securities, (C) any acquisition by the Company, (D) any acquisition by a trustee or other fiduciary under an employee benefit plan of a Participating Company or (E) any acquisition by an entity owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the voting securities of the Company; or
(ii)    an Ownership Change Event or series of related Ownership Change Events (collectively, a “Transaction”) in which the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding securities entitled to vote generally in the election of Directors or, in the case of an Ownership Change Event described in Section 2.1(dd)(iii), the entity to which the assets of the Company were transferred (the “Transferee”), as the case may be; or
(iii)    a date specified by the Committee following approval by the stockholders of a plan of complete liquidation or dissolution of the Company; provided, however, that a Change in Control shall be deemed not to include a transaction described in subsections

(i) or (ii) of this Section 2.1(h) in which a majority of the members of the board of directors of the continuing, surviving or successor entity, or parent thereof, immediately after such transaction is comprised of Incumbent Directors.
For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company or the Transferee, as the case may be, either directly or through one or more subsidiary corporations or other business entities. The Committee shall determine whether multiple events described in subsections (i), (ii) and (iii) of this Section 2.1(h) are related and to be treated in the aggregate as a single Change in Control, and its determination shall be final, binding and conclusive.
(i)    “Code” means the Internal Revenue Code of 1986, as amended, and any applicable regulations and administrative guidelines promulgated thereunder.
(j)    “Committee” means the Compensation Committee and such other committee or subcommittee of the Board, if any, duly appointed to administer the Plan and having such powers in each instance as shall be specified by the Board. If, at any time, there is no committee of the Board then authorized or properly constituted to administer the Plan, the Board shall exercise all of the powers of the Committee granted herein, and, in any event, the Board may in its discretion exercise any or all of such powers and, in such instances, references herein to the Committee shall mean the Board. Unless the Board specifically determines otherwise, each member of the Committee shall, at the time it takes any action with respect to an Award under the Plan, be a “non-employee director” within the meaning of Rule 16b-3 and an “independent director” under the rules of any stock exchange on which the Stock is listed. However, the fact that a Committee member shall fail to qualify as “non-employee director” or an “independent director” shall not invalidate any Award granted by the Committee which Award is otherwise validly granted under the Plan.
(k)    “Company” means Katapult Holdings, Inc., a Delaware corporation, and any successor corporation thereto.
(l)    “Consultant” means a person engaged to provide consulting or advisory services (other than as an Employee or a Director) to a Participating Company, provided that the identity of such person, the nature of such services or the entity to which such services are provided would not preclude the Company from offering or selling securities to such person pursuant to the Plan in reliance on registration on Form S-8 under the Securities Act.
(m)    “Director” means a member of the Board.
(n)    “Disability” means the permanent and total disability of the Participant, within the meaning of Section 22(e)(3) of the Code.
(o)    “Dividend Equivalent Right” means the right of a Participant, granted at the discretion of the Committee or as otherwise provided by the Plan, to receive a credit for the account of such Participant in an amount equal to the cash dividends paid on one share of Stock for each share of Stock represented by an Award held by such Participant.
(p)    “Employee” means any person treated as an employee (including an Officer or a Director who is also treated as an employee) in the records of a Participating Company and, with respect to any Incentive Stock Option granted to such person, who is an employee for purposes of Section 422 of the Code; provided, however, that neither service as a Director nor payment of a Director’s fee shall be sufficient to constitute employment for purposes of the Plan. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual’s employment or termination of employment, as the case may be. For purposes of an individual’s rights, if any, under the terms of the Plan as of the time of the Company’s determination of whether or not the individual is an Employee, all such determinations by the Company shall be final, binding and conclusive as to such rights, if any, notwithstanding that the Company or any court of law or governmental agency subsequently makes a contrary determination as to such individual’s status as an Employee.
(q)    “Exchange Act” means the Securities Exchange Act of 1934, as amended.
(r)    “Fair Market Value” means, as of any date, the value of a share of Stock or other property as determined by the Committee, in its discretion, or by the Company, in its discretion, if such determination is expressly allocated to the Company herein, subject to the following:
(i)    Except as otherwise determined by the Committee, if, on such date, the Stock is listed or quoted on a national or regional securities exchange or quotation system, the Fair Market Value of a share of Stock shall be the closing price of a share of Stock as quoted on the national or regional securities exchange or quotation system constituting the primary market for the Stock, as reported in The Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or quotation system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded or quoted prior to the relevant date, or such other appropriate day as shall be determined by the Committee, in its discretion.
(ii)    If, on such date, the Stock is not listed or quoted on a national or regional securities exchange or quotation system, the Fair Market Value of a share of Stock shall be as determined by the Committee in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse, and in a manner consistent with the requirements of Section 409A or Section 422 of the Code to the extent applicable.
(s)    “Full Value Award” means any Award settled in Stock, other than (i) an Option, (ii) a Stock Appreciation Right, or (iii) a Restricted Stock Purchase Right or an Other Stock-Based Award under which the Company will receive monetary consideration equal to the Fair Market Value (determined on the effective date of grant) of the shares subject to such Award.
(t)    “Incentive Stock Option” means an Option intended to be (as set forth in the Award Agreement) and which qualifies as an incentive stock option within the meaning of Section 422(b) of the Code.
(u)    “Incumbent Director” means a director who either (i) is a member of the Board as of the Effective Date or (ii) is elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but excluding a director who was elected or nominated in connection with an actual or threatened proxy contest relating to the election of directors of the Company).

(v)    “Insider” means an Officer, a Director or other person whose transactions in Stock are subject to Section 16 of the Exchange Act.
(w)    “Net Exercise” means a Net Exercise as defined in Section 6.3(b)(iii).
(x)    “Nonemployee Director” means a Director who is not an Employee.
(y)    “Nonemployee Director Award” means any Award granted to a Nonemployee Director.
(z)    “Nonstatutory Stock Option” means an Option not intended to be (as set forth in the Award Agreement) or which does not qualify as an incentive stock option within the meaning of Section 422(b) of the Code.
(aa)    “Officer” means any person designated by the Board as an officer of the Company.
(bb)    “Option” means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to the Plan.
(cc)    “Other Stock-Based Award” means an Award denominated in shares of Stock and granted pursuant to Section 11.
(dd)    “Ownership Change Event” means the occurrence of any of the following with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of securities of the Company representing more than fifty percent (50%) of the total combined voting power of the Company’s then outstanding securities entitled to vote generally in the election of Directors; (ii) a merger or consolidation in which the Company is a party; or (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company (other than a sale, exchange or transfer to one or more subsidiaries of the Company).
(ee)    “Parent Corporation” means any present or future “parent corporation” of the Company, as defined in Section 424(e) of the Code.
(ff)    “Participant” means any eligible person who has been granted one or more Awards.
(gg)    “Participating Company” means the Company or any Parent Corporation, Subsidiary Corporation or Affiliate.
(hh)    “Participating Company Group” means, at any point in time, the Company and all other entities collectively which are then Participating Companies.
(ii)    “Performance Award” means an Award of Performance Shares or Performance Units.
(jj)    “Performance Award Formula” means, for any Performance Award, a formula or table established by the Committee pursuant to Section 10.3 which provides the basis for computing the value of a Performance Award at one or more levels of attainment of the applicable Performance Goal(s) measured as of the end of the applicable Performance Period.

(kk)    “Performance Goal” means a performance goal established by the Committee pursuant to Section 10.3.
(ll)    “Performance Period” means a period established by the Committee pursuant to Section 10.3 at the end of which one or more Performance Goals are to be measured.
(mm)    “Performance Share” means a right granted to a Participant pursuant to Section 10 to receive a payment equal to the value of a Performance Share, as determined by the Committee, based upon attainment of applicable Performance Goal(s).
(nn)    “Performance Unit” means a right granted to a Participant pursuant to Section 10 to receive a payment equal to the value of a Performance Unit, as determined by the Committee, based upon attainment of applicable Performance Goal(s).
(oo)    “Restricted Stock Award” means an Award of a Restricted Stock Bonus or a Restricted Stock Purchase Right.
(pp)    “Restricted Stock Bonus” means Stock granted to a Participant pursuant to Section 8.
(qq)    “Restricted Stock Purchase Right” means a right to purchase Stock granted to a Participant pursuant to Section 8.
(rr)    “Restricted Stock Unit” means a right granted to a Participant pursuant to Section 9 to receive on a future date or occurrence of a future event a share of Stock or cash in lieu thereof, as determined by the Committee.
(ss)    “Rule 16b-3” means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor rule or regulation.
(tt)    “SAR” or “Stock Appreciation Right” means a right granted to a Participant pursuant to Section 7 to receive payment, for each share of Stock subject to such Award, of an amount equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the Award over the exercise price thereof.
(uu)    “Section 409A” means Section 409A of the Code.
(vv)    “Section 409A Deferred Compensation” means compensation provided pursuant to an Award that constitutes nonqualified deferred compensation within the meaning of Section 409A.
(ww)    “Securities Act” means the Securities Act of 1933, as amended.
(xx)    “Service” means a Participant’s employment or service with the Participating Company Group, whether as an Employee, a Director or a Consultant. Unless otherwise provided by the Committee, a Participant’s Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders Service or a change in the Participating Company for which the Participant renders Service, provided that there is no interruption or termination of the Participant’s Service. Furthermore, a Participant’s Service shall not be deemed to have been interrupted or terminated if the Participant takes any military leave, sick leave, or other bona fide leave of absence approved by the Company. However, unless otherwise provided by the Committee, if any such leave taken by a Participant exceeds ninety (90) days, then on the ninety-first (91st) day following the commencement of such leave the Participant’s

Service shall be deemed to have terminated, unless the Participant’s right to return to Service is guaranteed by statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, an unpaid leave of absence shall not be treated as Service for purposes of determining vesting under the Participant’s Award Agreement. A Participant’s Service shall be deemed to have terminated either upon an actual termination of Service or upon the business entity for which the Participant performs Service ceasing to be a Participating Company. Subject to the foregoing, the Company, in its discretion, shall determine whether the Participant’s Service has terminated and the effective date of and reason for such termination.
(yy)    “Stock” means the common stock of the Company, as adjusted from time to time in accordance with Section 4.
(zz)    “Stock Tender Exercise” means a Stock Tender Exercise as defined in Section6.3(b)(ii).
(aaa)    “Subsidiary Corporation” means any present or future “subsidiary corporation” of the Company, as defined in Section 424(f) of the Code.
(bbb)    “Ten Percent Owner” means a Participant who, at the time an Option is granted to the Participant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company (other than an Affiliate) within the meaning of Section 422(b)(6) of the Code.
(ccc)    “Trading Compliance Policy” means the written policy of the Company pertaining to the purchase, sale, transfer or other disposition of the Company’s equity securities by Directors, Officers, Employees or other service providers who may possess material, nonpublic information regarding the Company or its securities.
(ddd)    “Vesting Conditions” mean those conditions established in accordance with the Plan prior to the satisfaction of which an Award or shares subject to an Award remain subject to forfeiture or a repurchase option in favor of the Company exercisable for the Participant’s monetary purchase price, if any, for such shares upon the Participant’s termination of Service or failure of a performance condition to be satisfied.
2.2.    Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.
3.    Administration.
3.1.    Administration by the Committee. The Plan shall be administered by the Committee. All questions of interpretation of the Plan, of any Award Agreement or of any other form of agreement or other document employed by the Company in the administration of the Plan or of any Award shall be determined by the Committee, and such determinations shall be final, binding and conclusive upon all persons having an interest in the Plan or such Award, unless fraudulent or made in bad faith. Any and all actions, decisions and determinations taken or made by the Committee in the exercise of its discretion pursuant to the Plan or Award Agreement or other agreement thereunder (other than determining questions of interpretation pursuant to the preceding sentence) shall be final, binding and conclusive upon all persons having an interest therein. All expenses incurred in connection with the administration of the Plan shall be paid by the Company.
3.2.    Authority of Officers. Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election that is the responsibility of or that is allocated to the Company herein, provided that the Officer has apparent authority with respect to such matter, right, obligation, determination or election.
3.3.    Administration with Respect to Insiders. With respect to participation by Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b-3.
3.4.    Powers of the Committee. In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Committee shall have the full and final power and authority, in its discretion:
(a)    to determine the persons to whom, and the time or times at which, Awards shall be granted and the number of shares of Stock, units or monetary value to be subject to each Award;
(b)    to determine the type of Award granted;
(c)    to determine the Fair Market Value of shares of Stock or other property;
(d)    to determine the terms, conditions and restrictions applicable to each Award (which need not be identical) and any shares acquired pursuant thereto, including, without limitation, (i) the exercise or purchase price of shares pursuant to any Award, (ii) the method of payment for shares purchased pursuant to any Award, (iii) the method for satisfaction of any tax withholding obligation arising in connection with any Award, including by the withholding or delivery of shares of Stock, (iv) the timing, terms and conditions of the exercisability or vesting of any Award or any shares acquired pursuant thereto, (v) the Performance Measures, Performance Period, Performance Award Formula and Performance Goals applicable to any Award and the extent to which such Performance Goals have been attained, (vi) the time of expiration of any Award, (vii) the effect of any Participant’s termination of Service on any of the foregoing, and (viii) all other terms, conditions and restrictions applicable to any Award or shares acquired pursuant thereto not inconsistent with the terms of the Plan;
(e)    to determine whether an Award will be settled in shares of Stock, cash, other property or in any combination thereof;
(f)    to approve one or more forms of Award Agreement;
(g)    to amend, modify, extend, cancel or renew any Award or to waive any restrictions or conditions applicable to any Award or any shares acquired pursuant thereto;
(h)    to accelerate, continue, extend or defer the exercisability or vesting of any Award or any shares acquired pursuant thereto, including with respect to the period following a Participant’s termination of Service;
(i)    to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt sub-plans or supplements to, or alternative versions of, the Plan, including,

without limitation, as the Committee deems necessary or desirable to comply with the laws of, or to accommodate the tax policy, accounting principles or custom of, foreign jurisdictions whose residents may be granted Awards; and
(j)    to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement and to make all other determinations and take such other actions with respect to the Plan or any Award as the Committee may deem advisable to the extent not inconsistent with the provisions of the Plan or applicable law.
3.5.    Option or SAR Repricing. Without the affirmative vote of holders of a majority of the shares of Stock cast in person or by proxy at a meeting of the stockholders of the Company at which a quorum representing a majority of all outstanding shares of Stock is present or represented by proxy, the Committee shall not approve a program providing for either (a) the cancellation of outstanding Options or SARs having exercise prices per share greater than the then Fair Market Value of a share of Stock (“Underwater Awards”) and the grant in substitution therefor of new Options or SARs having a lower exercise price, Full Value Awards or payments in cash, or (b) the amendment of outstanding Underwater Awards to reduce the exercise price thereof. This Section shall not be construed to apply to (i) “issuing or assuming a stock option in a transaction to which Section 424(a) applies,” within the meaning of Section 424 of the Code, (ii) adjustments pursuant to the assumption of or substitution for an Option or SAR in a manner that would comply with Section 409A, or (iii) an adjustment pursuant to Section 4.
3.6.    Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or the Committee or as officers or employees of the Participating Company Group, to the extent permitted by applicable law, members of the Board or the Committee and any officers or employees of the Participating Company Group to whom authority to act for the Board, the Committee or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.
4.    Shares Subject to Plan.
4.1.    Maximum Number of Shares Issuable. Subject to adjustment as provided in Sections 4.2 and 4.3, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be equal to 8,932,162 shares.
4.2.    Share Counting. If an outstanding Award for any reason expires or is terminated or canceled without having been exercised or settled in full, or if shares of Stock acquired pursuant to an Award subject to forfeiture or repurchase are forfeited or repurchased by the Company for an amount not greater than the Participant’s purchase price, the shares of Stock allocable to the terminated portion of such Award or such forfeited or repurchased shares of Stock shall again be available for issuance under the Plan. Shares of Stock shall not be deemed to have been issued pursuant to the Plan with respect to any portion of an Award that is settled in cash. Upon payment in shares of Stock pursuant to the exercise of an SAR, the number of shares available for issuance under the Plan shall be reduced by the gross number of shares for which the SAR is exercised. If the exercise price of an Option is paid by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant, or by means of a Net Exercise, the number of shares available for issuance under the Plan shall be reduced only by the net number of shares for which the Option is exercised. Shares purchased in the open market with proceeds from the exercise of Options shall not be added to the limit set forth in Section 4.1. Shares withheld or reacquired by the Company in satisfaction of tax withholding obligations pursuant to the exercise or settlement of Options or SARs pursuant to Section 16.2 and Shares withheld or reacquired by the Company in satisfaction of tax withholding obligations pursuant to the vesting or settlement of Full Value Awards pursuant to Section 16.2 shall again become available for issuance under the Plan.
4.3.    Adjustments for Changes in Capital Structure. Subject to any required action by the stockholders of the Company and the requirements of Section 409A and Section 424 of the Code to the extent applicable, in the event of any change in the Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Stock (excepting regular, periodic cash dividends) that has a material effect on the Fair Market Value of shares of Stock, appropriate and proportionate adjustments shall be made in the number and kind of shares subject to the Plan and to any outstanding Awards, the Award limits set forth in Section 5.3, and in the exercise or purchase price per share under any outstanding Award in order to prevent dilution or enlargement of Participants’ rights under the Plan. For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as “effected without receipt of consideration by the Company.” If a majority of the shares which are of the same class as the shares that are subject to outstanding Awards are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event) shares of another corporation (the “New Shares”), the Committee may unilaterally amend the outstanding Awards to provide that such Awards are for New Shares. In the event of any such amendment, the number of shares subject to, and the exercise or purchase price per share of, the outstanding Awards shall be adjusted in a fair and equitable manner as determined by the Committee, in its discretion and in accordance with Section 409A and Section 424 of the Code to the extent applicable. Any fractional share resulting from an adjustment pursuant to this Section shall be rounded down to the nearest whole number and the exercise or purchase price per share shall be rounded up to the nearest whole cent. In no event may the exercise or purchase price, if any, under any Award be decreased to an amount less than the par value, if any, of the stock subject to such Award. The Committee in its discretion, may also make such adjustments in the terms of any Award to reflect, or related to, such changes in the capital structure of the Company or distributions as it deems appropriate, including modification of Performance Goals, Performance Award Formulas and Performance Periods. The adjustments determined by the Committee pursuant to this Section shall be final, binding and conclusive.
4.4.    Assumption or Substitution of Awards. The Committee may, without affecting the number of shares of Stock reserved or available hereunder, authorize the issuance or assumption of equity awards under this Plan in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate, subject to compliance with Section 409A and any other applicable provisions of the Code, without reducing the number of shares otherwise available for issuance under the Plan. In addition, subject to compliance with applicable laws, and listing requirements, shares available for grant under a stockholder approved plan of an acquired company (as appropriately adjusted to reflect the transaction) may be used for awards under the Plan to individuals who were not Employees or Directors of the Participating Company Group prior to the transaction and shall not reduce the number of shares otherwise available for issuance under the Plan.
5.    Eligibility, Participation and Award Limitations.
5.1.    Persons Eligible for Awards. Awards may be granted only to Employees, Consultants and Directors.
5.2.    Participation in the Plan. Awards are granted solely at the discretion of the Committee. Eligible persons may be granted more than one Award. However, eligibility in accordance with this Section shall not entitle any person to be granted an Award, or, having been granted an Award, to be granted an additional Award.
5.3.    Incentive Stock Option Limitations.
(a)    Maximum Number of Shares Issuable Pursuant to Incentive Stock Options. Subject to adjustment as provided in Section 4.3, the maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to the exercise of Incentive Stock Options shall not exceed 8,932,162 shares. The maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to all Awards other than Incentive Stock Options shall be the number of shares determined in accordance with Section 4.1, subject to adjustment as provided in Sections 4.2 and 4.3.
(b)    Persons Eligible. An Incentive Stock Option may be granted only to a person who, on the effective date of grant, is an Employee of the Company, a Parent Corporation or a Subsidiary Corporation (each being an “ISO-Qualifying Corporation”). Any person who is not an Employee of an ISO-Qualifying Corporation on the effective date of the grant of an Option to such person may be granted only a Nonstatutory Stock Option.
(c)    Fair Market Value Limitation. To the extent that options designated as Incentive Stock Options (granted under all stock plans of the Participating Company Group, including the Plan) become exercisable by a Participant for the first time during any calendar year for stock having a Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portion of such options which exceeds such amount shall be treated as Nonstatutory Stock Options. For purposes of this Section, options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of stock shall be determined as of the time the option with respect to such stock is granted. If the Code is amended to provide for a limitation different from that set forth in this Section, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required or permitted by such amendment to the Code. If an Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this Section, the Participant may designate which portion of such Option the Participant is exercising. In the absence of such designation, the Participant shall be deemed to have exercised the Incentive Stock Option portion of the Option first. Upon exercise of the Option, shares issued pursuant to each such portion shall be separately identified.

5.4.    Nonemployee Director Award Limit. Annual compensation awarded to any Nonemployee Director during each calendar year, including both shares of Stock subject to Awards and any cash fees paid to such Nonemployee Director (but excluding any cash retainer fees, including cash retainer fees converted into equity awards at the election of the Nonemployee Director, expense reimbursements or distributions from any deferred compensation program applicable to the Nonemployee Director), may not exceed $1,000,000 in total value, or $2,000,000 in the calendar year in which any Nonemployee Director is initially elected to the Board (calculating the value of any such Awards based on the grant date fair value of such Awards for financial reporting purposes).
6.    Stock Options.
Options shall be evidenced by Award Agreements specifying the number of shares of Stock covered thereby, in such form as the Committee shall establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:
6.1.    Exercise Price. The exercise price for each Option shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the Option and (b) no Incentive Stock Option granted to a Ten Percent Owner shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price less than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner that would qualify under the provisions of Section 409A or Section 424(a) of the Code.
6.2.    Exercisability and Term of Options. Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such Option; provided, however, that (a) no Option shall be exercisable after the expiration of ten (10) years after the effective date of grant of such Option, (b) no Incentive Stock Option granted to a Ten Percent Owner shall be exercisable after the expiration of five (5) years after the effective date of grant of such Option and (c) no Option granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, shall be first exercisable until at least six (6) months following the date of grant of such Option (except in the event of such Employee’s death, disability or retirement, upon a Change in Control, or as otherwise permitted by the Worker Economic Opportunity Act). Subject to the foregoing, unless otherwise specified by the Committee in the grant of an Option, each Option shall terminate ten (10) years after the effective date of grant of the Option, unless earlier terminated in accordance with its provisions.
6.3.    Payment of Exercise Price.
(a)    Forms of Consideration Authorized. Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check or in cash equivalent; (ii) if permitted by the Committee and subject to the limitations contained in Section 6.3(b), by means of (1) a Cashless Exercise, (2) a Stock Tender Exercise or (3) a Net Exercise; (iii) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (iv) if permitted by the Committee, by any combination thereof. The Committee may at any time or from time to time grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.
(b)    Limitations on Forms of Consideration.
(i)    Cashless Exercise. A “Cashless Exercise” means the delivery of a properly executed notice of exercise together with irrevocable instructions to a broker providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System). The Company reserves, at any and all times, the right, in the Company’s sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise, including with respect to one or more Participants specified by the Company notwithstanding that such program or procedures may be available to other Participants.
(ii)    Stock Tender Exercise. A “Stock Tender Exercise” means the delivery of a properly executed exercise notice accompanied by a Participant’s tender to the Company, or attestation to the ownership, in a form acceptable to the Company of whole shares of Stock owned by the Participant having a Fair Market Value that does not exceed the aggregate exercise price for the shares with respect to which the Option is exercised. A Stock Tender Exercise shall not be permitted if it would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock. If required by the Company, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock unless such shares either have been owned by the Participant for a period of time required by the Company (and not used for another option exercise by attestation during such period) or were not acquired, directly or indirectly, from the Company.
(iii)    Net Exercise. A “Net Exercise” means the delivery of a properly executed exercise notice followed by a procedure pursuant to which (1) the Company will reduce the number of shares otherwise issuable to a Participant upon the exercise of an Option by the largest whole number of shares having a Fair Market Value that does not exceed the aggregate exercise price for the shares with respect to which the Option is exercised, and (2) the Participant shall pay to the Company in cash the remaining balance of such aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued.
6.4.    Effect of Termination of Service.
(a)    Option Exercisability. Subject to earlier termination of the Option as otherwise provided by this Plan and unless otherwise provided by the Committee or in an Award Agreement, an Option shall terminate immediately upon the Participant’s termination of Service to the extent that it is then unvested and shall be exercisable after the Participant’s termination of Service to the extent it is then vested only during the applicable time period determined in accordance with this Section and thereafter shall terminate.
(i)    Disability. If the Participant’s Service terminates because of the Disability of the Participant, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant (or the Participant’s guardian or legal representative) at any time prior to the expiration of twelve (12) months (or such longer or shorter period provided by the Award Agreement) after the date on which the Participant’s Service terminated, but in any event no later than the date of expiration of the Option’s term as set forth in the Award Agreement evidencing such Option (the “Option Expiration Date”).
(ii)    Death. If the Participant’s Service terminates because of the death of the Participant, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant’s legal representative or other person who acquired the right to exercise the Option by reason of the Participant’s death at any time prior to the expiration of twelve (12) months (or such longer or shorter period provided by the Award Agreement) after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date. The Participant’s Service shall be deemed to have terminated on account of death if the Participant dies within three (3) months (or such longer or shorter period provided by the Award Agreement) after the Participant’s termination of Service for any reason other than Cause.
(iii)    Termination for Cause. Notwithstanding any other provision of the Plan to the contrary, if the Participant’s Service is terminated for Cause or if, following the Participant’s termination of Service and during any period in which the Option otherwise would remain exercisable, the Participant engages in any act that would constitute Cause, the Option shall terminate in its entirety and cease to be exercisable immediately upon such termination of Service or act.
(iv)    Other Termination of Service. If the Participant’s Service terminates for any reason, except Disability, death or Cause, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant at any time prior to the expiration of three (3) months (or such longer or shorter period provided by the Award Agreement) after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date.
(b)    Extension if Exercise Prevented by Law. Notwithstanding the foregoing, other than termination of Service for Cause, if the exercise of an Option within the applicable time periods set forth in Section 6.4(a) or an Award Agreement is prevented by the provisions of Section 14 below, the Option shall remain exercisable until the later of (i) thirty (30) days after the date such exercise first would no longer be prevented by such provisions or (ii) the end of the applicable time period under Section 6.4(a), but in any event no later than the Option Expiration Date.
6.5.    Transferability of Options. During the lifetime of the Participant, an Option shall be exercisable only by the Participant or the Participant’s guardian or legal representative. An Option shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Option, an Option shall be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to Form S-8 under the Securities Act or, in the case of an Incentive Stock Option, only as permitted by applicable regulations under Section 421 of the Code in a manner that does not disqualify such Option as an Incentive Stock Option.

7.    Stock Appreciation Rights.
Stock Appreciation Rights shall be evidenced by Award Agreements specifying the number of shares of Stock subject to the Award, in such form as the Committee shall establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:
7.1.    Types of SARs Authorized. SARs may be granted in tandem with all or any portion of a related Option (a “Tandem SAR”) or may be granted independently of any Option (a “Freestanding SAR”). A Tandem SAR may only be granted concurrently with the grant of the related Option.
7.2.    Exercise Price. The exercise price for each SAR shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share subject to a Tandem SAR shall be the exercise price per share under the related Option and (b) the exercise price per share subject to a Freestanding SAR shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the SAR. Notwithstanding the foregoing, an SAR may be granted with an exercise price lower than the minimum exercise price set forth above if such SAR is granted pursuant to an assumption or substitution for another stock appreciation right in a manner that would qualify under the provisions of Section 409A.
7.3.    Exercisability and Term of SARs.
(a)    Tandem SARs. Tandem SARs shall be exercisable only at the time and to the extent, and only to the extent, that the related Option is exercisable, subject to such provisions as the Committee may specify where the Tandem SAR is granted with respect to less than the full number of shares of Stock subject to the related Option. The Committee may, in its discretion, provide in any Award Agreement evidencing a Tandem SAR that such SAR may not be exercised without the advance approval of the Company and, if such approval is not given, then the Option shall nevertheless remain exercisable in accordance with its terms. A Tandem SAR shall terminate and cease to be exercisable no later than the date on which the related Option expires or is terminated or canceled. Upon the exercise of a Tandem SAR with respect to some or all of the shares subject to such SAR, the related Option shall be canceled automatically as to the number of shares with respect to which the Tandem SAR was exercised. Upon the exercise of an Option related to a Tandem SAR as to some or all of the shares subject to such Option, the related Tandem SAR shall be canceled automatically as to the number of shares with respect to which the related Option was exercised.
(b)    Freestanding SARs. Freestanding SARs shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such SAR; provided, however, that (i) no Freestanding SAR shall be exercisable after the expiration of ten (10) years after the effective date of grant of such SAR and (ii) no Freestanding SAR granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, shall be first exercisable until at least six (6) months following the date of grant of such SAR (except in the event of such Employee’s death, disability or retirement, upon a Change in Control, or as otherwise permitted by the Worker Economic Opportunity Act). Subject to the foregoing, unless otherwise specified by the Committee in the grant of a Freestanding SAR, each Freestanding SAR shall terminate ten (10) years after the effective date of grant of the SAR, unless earlier terminated in accordance with its provisions.

7.4.    Exercise of SARs. Upon the exercise (or deemed exercise pursuant to Section 7.5) of an SAR, the Participant (or the Participant’s legal representative or other person who acquired the right to exercise the SAR by reason of the Participant’s death) shall be entitled to receive payment of an amount for each share with respect to which the SAR is exercised equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the SAR over the exercise price. Payment of such amount shall be made (a) in the case of a Tandem SAR, solely in shares of Stock in a lump sum upon the date of exercise of the SAR and (b) in the case of a Freestanding SAR, in cash, shares of Stock, or any combination thereof as determined by the Committee and set forth in the Award Agreement, in a lump sum upon the date of exercise of the SAR. When payment is to be made in shares of Stock, the number of shares to be issued shall be determined on the basis of the Fair Market Value of a share of Stock on the date of exercise of the SAR. For purposes of Section 7, an SAR shall be deemed exercised on the date on which the Company receives notice of exercise from the Participant or as otherwise provided in Section 7.5.
7.5.    Deemed Exercise of SARs. If, on the date on which an SAR would otherwise terminate or expire, the SAR by its terms remains exercisable immediately prior to such termination or expiration and, if so exercised, would result in a payment to the holder of such SAR, then any portion of such SAR which has not previously been exercised shall automatically be deemed to be exercised as of such date with respect to such portion. The Company may elect to discontinue the deemed exercise of SARs pursuant to this Section 7.5 at any time upon notice to a Participant or to apply the deemed exercise feature only to certain groups of Participants. The deemed exercise of a SAR pursuant to this Section 7.5 shall apply only to a SAR that has been timely accepted by a Participant under procedures specified by the Company from time to time.
7.6.    Effect of Termination of Service. Subject to earlier termination of the SAR as otherwise provided herein and unless otherwise provided by the Committee or in an Award Agreement, an SAR shall be exercisable after a Participant’s termination of Service only to the extent and during the applicable time period determined in accordance with Section 6.4 (treating the SAR as if it were an Option) and thereafter shall terminate.
7.7.    Transferability of SARs. During the lifetime of the Participant, an SAR shall be exercisable only by the Participant or the Participant’s guardian or legal representative. An SAR shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Award, a Tandem SAR related to a Nonstatutory Stock Option or a Freestanding SAR shall be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to Form S-8 under the Securities Act.
8.    Restricted Stock Awards.
Restricted Stock Awards shall be evidenced by Award Agreements specifying whether the Award is a Restricted Stock Bonus or a Restricted Stock Purchase Right and the number of shares of Stock subject to the Award, in such form as the Committee shall establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:
8.1.    Types of Restricted Stock Awards Authorized. Restricted Stock Awards may be granted in the form of either a Restricted Stock Bonus or a Restricted Stock Purchase

Right. Restricted Stock Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more Performance Goals described in Section 10.4. If either the grant of or satisfaction of Vesting Conditions applicable to a Restricted Stock Award is to be contingent upon the attainment of one or more Performance Goals, the Committee shall follow procedures substantially equivalent to those set forth in Sections 10.3 through 10.5(a).
8.2.    Purchase Price. The purchase price for shares of Stock issuable under each Restricted Stock Purchase Right shall be established by the Committee in its discretion. No monetary payment (other than applicable tax withholding) shall be required as a condition of receiving shares of Stock pursuant to a Restricted Stock Bonus, the consideration for which shall be services actually rendered to a Participating Company or for its benefit. Notwithstanding the foregoing, if required by applicable state corporate law, the Participant shall furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the shares of Stock subject to a Restricted Stock Award.
8.3.    Purchase Period. A Restricted Stock Purchase Right shall be exercisable within a period established by the Committee, which shall in no event exceed thirty (30) days from the effective date of the grant of the Restricted Stock Purchase Right.
8.4.    Payment of Purchase Price. Except as otherwise provided below, payment of the purchase price for the number of shares of Stock being purchased pursuant to any Restricted Stock Purchase Right shall be made (a) in cash, by check or in cash equivalent, (b) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (c) by any combination thereof.
8.5.    Vesting and Restrictions on Transfer. Shares issued pursuant to any Restricted Stock Award may (but need not) be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award. During any period in which shares acquired pursuant to a Restricted Stock Award remain subject to Vesting Conditions, such shares may not be sold, exchanged, transferred, pledged, assigned or otherwise disposed of other than pursuant to an Ownership Change Event or as provided in Section 8.8. The Committee, in its discretion, may provide in any Award Agreement evidencing a Restricted Stock Award that, if the satisfaction of Vesting Conditions with respect to any shares subject to such Restricted Stock Award would otherwise occur on a day on which the sale of such shares would violate the provisions of the Trading Compliance Policy, then satisfaction of the Vesting Conditions automatically shall be determined on the next trading day on which the sale of such shares would not violate the Trading Compliance Policy. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.
8.6.    Voting Rights; Dividends and Distributions. Except as provided in this Section, Section 8.5 and any Award Agreement, during any period in which shares acquired pursuant to a Restricted Stock Award remain subject to Vesting Conditions, the Participant shall have all of the rights of a stockholder of the Company holding shares of Stock, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares; provided, however, that if so determined by the Committee and provided by the Award Agreement, such dividends and distributions shall be subject to the same Vesting Conditions as the shares subject to the Restricted Stock Award with respect to which such dividends or distributions were paid, and otherwise shall be paid no later than the end of the calendar year in which such dividends or distributions are paid to stockholders (or, if later, the 15th day of the third month following the date such dividends or distributions are paid to stockholders). In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.3, any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends) to which the Participant is entitled by reason of the Participant’s Restricted Stock Award shall be immediately subject to the same Vesting Conditions as the shares subject to the Restricted Stock Award with respect to which such dividends or distributions were paid or adjustments were made.
8.7.    Effect of Termination of Service. Unless otherwise provided by the Committee in the Award Agreement evidencing a Restricted Stock Award, if a Participant’s Service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or disability), then (a) the Company shall have the option to repurchase for the purchase price paid by the Participant any shares acquired by the Participant pursuant to a Restricted Stock Purchase Right which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service and (b) the Participant shall forfeit to the Company any shares acquired by the Participant pursuant to a Restricted Stock Bonus which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company.
8.8.    Nontransferability of Restricted Stock Award Rights. Rights to acquire shares of Stock pursuant to a Restricted Stock Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or the laws of descent and distribution. All rights with respect to a Restricted Stock Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.
9.    Restricted Stock Units.
Restricted Stock Unit Awards shall be evidenced by Award Agreements specifying the number of Restricted Stock Units subject to the Award, in such form as the Committee shall establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:
9.1.    Grant of Restricted Stock Unit Awards. Restricted Stock Unit Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more Performance Goals described in Section 10.4. If either the grant of a Restricted Stock Unit Award or the Vesting Conditions with respect to such Award is to be contingent upon the attainment of one or more Performance Goals, the Committee shall follow procedures substantially equivalent to those set forth in Sections 10.3 through 10.5(a).
9.2.    Purchase Price. No monetary payment (other than applicable tax withholding, if any) shall be required as a condition of receiving a Restricted Stock Unit Award, the consideration for which shall be services actually rendered to a Participating Company or for its benefit. Notwithstanding the foregoing, if required by applicable state corporate law, the Participant shall furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the shares of Stock issued upon settlement of the Restricted Stock Unit Award.
9.3.    Vesting. Restricted Stock Unit Awards may (but need not) be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award.
9.4.    Voting Rights, Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to shares of Stock represented by Restricted Stock Units until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Restricted Stock Unit Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Stock during the period beginning on the date such Award is granted and ending, with respect to each share subject to the Award, on the earlier of the date the Award is settled or the date on which it is terminated. Dividend Equivalent Rights, if any, shall be paid by crediting the Participant with a cash amount or with additional whole Restricted Stock Units as of the date of payment of such cash dividends on Stock, as determined by the Committee. The number of additional Restricted Stock Units (rounded to the nearest whole number), if any, to be credited shall be determined by dividing (a) the amount of cash dividends paid on the dividend payment date with respect to the number of shares of Stock represented by the Restricted Stock Units previously credited to the Participant by (b) the Fair Market Value per share of Stock on such date. If so determined by the Committee and provided by the Award Agreement, such cash amount or additional Restricted Stock Units shall be subject to the same terms and conditions and shall be settled in the same manner and at the same time as the Restricted Stock Units originally subject to the Restricted Stock Unit Award. In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.3, appropriate adjustments shall be made in the Participant’s Restricted Stock Unit Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends) to which the Participant would be entitled by reason of the shares of Stock issuable upon settlement of the Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Vesting Conditions as are applicable to the Award.
9.5.    Effect of Termination of Service. Unless otherwise provided by the Committee and set forth in the Award Agreement evidencing a Restricted Stock Unit Award, if a Participant’s Service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or disability), then the Participant shall forfeit to the Company any Restricted Stock Units pursuant to the Award which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service.
9.6.    Settlement of Restricted Stock Unit Awards. The Company shall issue to a Participant on the date on which Restricted Stock Units subject to the Participant’s Restricted Stock Unit Award vest or on such other date determined by the Committee in compliance with Section 409A, if applicable, and set forth in the Award Agreement one (1) share of Stock (and/or any other new, substituted or additional securities or other property pursuant to an adjustment described in Section 9.4) for each Restricted Stock Unit then becoming vested or otherwise to be settled on such date, subject to the withholding of applicable taxes, if any. The Committee, in its discretion, may provide in any Award Agreement evidencing a Restricted Stock Unit Award that if the settlement date with respect to any shares issuable upon vesting of Restricted Stock Units would otherwise occur on a day on which the sale of such shares would violate the provisions of the Trading Compliance Policy, then the settlement date shall be deferred until the next trading day on which the sale of such shares would not violate the Trading Compliance Policy but in any event no later than the 15th day of the third calendar month following the year in which such Restricted Stock Units vest. If permitted by the Committee, the Participant may elect, consistent with the requirements of Section 409A, to defer receipt of all or any portion of the shares of Stock or other property otherwise issuable to the Participant pursuant to this Section, and such deferred issuance date(s) and amount(s) elected by the Participant shall be set forth in the Award Agreement or an Election (as defined in Section 15.2). Notwithstanding the foregoing, the Committee, in its discretion, may provide in an Award Agreement for settlement of any Restricted Stock Unit Award by payment to the Participant in cash of an amount equal to the Fair Market Value on the payment date of the shares of Stock or other property otherwise issuable to the Participant pursuant to this Section.
9.7.    Nontransferability of Restricted Stock Unit Awards. The right to receive shares pursuant to a Restricted Stock Unit Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to a Restricted Stock Unit Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.
10.    Performance Awards.
Performance Awards shall be evidenced by Award Agreements in such form as the Committee shall establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:
10.1.    Types of Performance Awards Authorized. Performance Awards may be granted in the form of either Performance Shares or Performance Units. Each Award Agreement evidencing a Performance Award shall specify the number of Performance Shares or Performance Units subject thereto, the Performance Award Formula, the Performance Goal(s) and Performance Period applicable to the Award, and the other terms, conditions and restrictions of the Award.
10.2.    Initial Value of Performance Shares and Performance Units. Unless otherwise provided by the Committee in granting a Performance Award, each Performance Share shall have an initial monetary value equal to the Fair Market Value of one (1) share of Stock, subject to adjustment as provided in Section 4.3, on the effective date of grant of the Performance Share, and each Performance Unit shall have an initial monetary value established by the Committee at the time of grant. The final value payable to the Participant in settlement of a Performance Award determined on the basis of the applicable Performance Award Formula will depend on the extent to which Performance Goals established by the Committee are attained within the applicable Performance Period established by the Committee.

10.3.    Establishment of Performance Period, Performance Goals and Performance Award Formula. In granting each Performance Award, the Committee shall establish in writing the applicable Performance Period, Performance Award Formula and one or more Performance Goals which, when measured at the end of the Performance Period, shall determine on the basis of the Performance Award Formula the final value of the Performance Award to be paid to the Participant. The Company shall notify each Participant granted a Performance Award of the terms of such Award, including the Performance Period, Performance Goal(s) and Performance Award Formula.
10.4.    Measurement of Performance Goals. Performance Goals shall be established by the Committee on the basis of targets to be attained (“Performance Targets”) with respect to one or more measures of business or financial performance or other criteria established by the Committee (each, a “Performance Measure”), subject to the following:
(a)    Performance Measures. Performance Measures based on objective criteria shall be calculated in accordance with the Company’s financial statements, or, if such measures are not reported in the Company’s financial statements, they shall be calculated in accordance with generally accepted accounting principles, a method used generally in the Company’s industry, or in accordance with a methodology established by the Committee prior to the grant of the Performance Award. Performance Measures based on subjective criteria shall be determined on the basis established by the Committee in granting the Award. As specified by the Committee, Performance Measures may be calculated with respect to the Company and each Subsidiary Corporation consolidated therewith for financial reporting purposes, one or more Subsidiary Corporations or such division or other business unit of any of them selected by the Committee. Unless otherwise determined by the Committee prior to the grant of the Performance Award, the Performance Measures applicable to the Performance Award shall be calculated prior to the accrual of expense for any Performance Award for the same Performance Period and excluding the effect (whether positive or negative) on the Performance Measures of any change in accounting standards or any unusual or infrequently occurring event or transaction, as determined by the Committee, occurring after the establishment of the Performance Goals applicable to the Performance Award. Each such adjustment, if any, shall be made solely for the purpose of providing a consistent basis from period to period for the calculation of Performance Measures in order to prevent the dilution or enlargement of the Participant’s rights with respect to a Performance Award. Performance Measures may be based upon one or more of the following, without limitation, as determined by the Committee:
(i)    revenue;
(ii)    sales;
(iii)    expenses;
(iv)    operating income;
(v)    gross margin;
(vi)    operating margin;
(vii)    earnings before any one or more of: stock-based compensation expense, interest, taxes, depreciation and amortization;

(viii)    pre-tax profit;
(ix)    net operating income;
(x)    net income;
(xi)    economic value added;
(xii)    free cash flow;
(xiii)    operating cash flow;
(xiv)    balance of cash, cash equivalents and marketable securities;
(xv)    stock price;
(xvi)    earnings per share;
(xvii)    return on stockholder equity;
(xviii)    return on capital;
(xix)    return on assets;
(xx)    return on investment;
(xxi)    total stockholder return;
(xxii)    employee satisfaction;
(xxiii)    employee retention;
(xxiv)    market share;
(xxv)    customer satisfaction;
(xxvi)    product development;
(xxvii)    research and development expenses;
(xxviii)    completion of an identified special project;
(xxix)    completion of a joint venture or other corporate transaction; and
(xxx)    personal performance objectives established for an individual Participant or group of Participants.
Notwithstanding the foregoing, the Committee retains discretion to select any other Performance Measures whether or not listed herein.
(b)    Performance Targets. Performance Targets may include a minimum, maximum, target level and intermediate levels of performance, with the final value of a Performance Award determined under the applicable Performance Award Formula by the Performance Target level attained during the applicable Performance Period. A Performance Target may be stated as an absolute value, an increase or decrease in a value, or as a value determined relative to an index, budget or other standard selected by the Committee.
10.5.    Settlement of Performance Awards.
(a)    Determination of Final Value. As soon as practicable following the completion of the Performance Period applicable to a Performance Award, the Committee shall determine the extent to which the applicable Performance Goals have been attained and the resulting final value of the Award earned by the Participant and to be paid upon its settlement in accordance with the applicable Performance Award Formula.
(b)    Discretionary Adjustment of Award Formula. In its discretion, the Committee may, either at the time it grants a Performance Award or at any time thereafter, provide for the positive or negative adjustment of the Performance Award Formula applicable to a Performance Award to reflect such Participant’s individual performance in his or her position with the Company or such other factors as the Committee may determine.
(c)    Effect of Leaves of Absence. Unless otherwise required by law or a Participant’s Award Agreement, payment of the final value, if any, of a Performance Award held by a Participant who has taken in excess of thirty (30) days in unpaid leaves of absence during a Performance Period shall be prorated on the basis of the number of days of the Participant’s Service during the Performance Period during which the Participant was not on an unpaid leave of absence.
(d)    Notice to Participants. As soon as practicable following the Committee’s determination in accordance with Sections 10.5(a) and (b), the Company shall notify each Participant of the determination of the Committee.
(e)    Payment in Settlement of Performance Awards. As soon as practicable following the Committee’s determination in accordance with Sections 10.5(a) and (b), but in any event within the Short-Term Deferral Period described in Section 15.1 (except as otherwise provided below or consistent with the requirements of Section 409A), payment shall be made to each eligible Participant (or such Participant’s legal representative or other person who acquired the right to receive such payment by reason of the Participant’s death) of the final value of the Participant’s Performance Award. Payment of such amount shall be made in cash, shares of Stock, or a combination thereof as determined by the Committee and set forth in the Award Agreement. Unless otherwise provided in the Award Agreement evidencing a Performance Award, payment shall be made in a lump sum. If permitted by the Committee, the Participant may elect, consistent with the requirements of Section 409A, to defer receipt of all or any portion of the payment to be made to the Participant pursuant to this Section, and such deferred payment date(s) elected by the Participant shall be set forth in the Award Agreement or an Election. If any payment is to be made on a deferred basis, the Committee may, but shall not be obligated to, provide for the payment during the deferral period of Dividend Equivalent Rights or interest.
(f)    Provisions Applicable to Payment in Shares. If payment is to be made in shares of Stock, the number of such shares shall be determined by dividing the final value of the Performance Award by the Fair Market Value of a share of Stock determined by the method specified in the Award Agreement. Shares of Stock issued in payment of any Performance Award may be fully vested and freely transferable shares or may be shares of Stock subject to Vesting Conditions as provided in Section 8.5. Any shares subject to Vesting Conditions shall be evidenced by an appropriate Award Agreement and shall be subject to the provisions of Sections 8.5 through 8.8 above.

10.6.    Voting Rights; Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to shares of Stock represented by Performance Share Awards until the date of the issuance of such shares, if any (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Performance Share Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Stock during the period beginning on the date the Award is granted and ending, with respect to each share subject to the Award, on the earlier of the date on which the Performance Shares are settled or the date on which they are forfeited. Such Dividend Equivalent Rights, if any, shall be credited to the Participant either in cash or in the form of additional whole Performance Shares as of the date of payment of such cash dividends on Stock, as determined by the Committee. The number of additional Performance Shares (rounded to the nearest whole number), if any, to be so credited shall be determined by dividing (a) the amount of cash dividends paid on the dividend payment date with respect to the number of shares of Stock represented by the Performance Shares previously credited to the Participant by (b) the Fair Market Value per share of Stock on such date. Dividend Equivalent Rights, if any, shall be accumulated and paid to the extent that the related Performance Shares become nonforfeitable. Settlement of Dividend Equivalent Rights may be made in cash, shares of Stock, or a combination thereof as determined by the Committee, and may be paid on the same basis as settlement of the related Performance Share as provided in Section 10.5. Dividend Equivalent Rights shall not be paid with respect to Performance Units. In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.3, appropriate adjustments shall be made in the Participant’s Performance Share Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends) to which the Participant would be entitled by reason of the shares of Stock issuable upon settlement of the Performance Share Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Performance Goals as are applicable to the Award.
10.7.    Effect of Termination of Service. Unless otherwise provided by the Committee and set forth in the Award Agreement evidencing a Performance Award, the effect of a Participant’s termination of Service on the Performance Award shall be as follows:
(a)    Death or Disability. If the Participant’s Service terminates because of the death or Disability of the Participant before the completion of the Performance Period applicable to the Performance Award, the final value of the Participant’s Performance Award shall be determined by the extent to which the applicable Performance Goals have been attained with respect to the entire Performance Period and shall be prorated based on the number of months of the Participant’s Service during the Performance Period. Payment shall be made following the end of the Performance Period in any manner permitted by Section 10.5.
(b)    Other Termination of Service. If the Participant’s Service terminates for any reason except death or Disability before the completion of the Performance Period applicable to the Performance Award, such Award shall be forfeited in its entirety; provided, however, that in the event of an involuntary termination of the Participant’s Service, the Committee, in its discretion, may waive the automatic forfeiture of all or any portion of any such Award and determine the final value of the Performance Award in the manner provided by Section 10.7(a). Payment of any amount pursuant to this Section shall be made following the end of the Performance Period in any manner permitted by Section 10.5.

10.8.    Nontransferability of Performance Awards. Prior to settlement in accordance with the provisions of the Plan, no Performance Award shall be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to a Performance Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.
11.    Cash-Based Awards and Other Stock-Based Awards.
Cash-Based Awards and Other Stock-Based Awards shall be evidenced by Award Agreements in such form as the Committee shall establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:
11.1.    Grant of Cash-Based Awards. Subject to the provisions of the Plan, the Committee, at any time and from time to time, may grant Cash-Based Awards to Participants in such amounts and upon such terms and conditions, including the achievement of performance criteria, as the Committee may determine.
11.2.    Grant of Other Stock-Based Awards. The Committee may grant other types of equity-based or equity-related Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted securities, stock-equivalent units, stock appreciation units, securities or debentures convertible into common stock or other forms determined by the Committee) in such amounts and subject to such terms and conditions as the Committee shall determine. Other Stock-Based Awards may be made available as a form of payment in the settlement of other Awards or as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock-Based Awards may involve the transfer of actual shares of Stock to Participants, or payment in cash or otherwise of amounts based on the value of Stock and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.
11.3.    Value of Cash-Based and Other Stock-Based Awards. Each Cash-Based Award shall specify a monetary payment amount or payment range as determined by the Committee. Each Other Stock-Based Award shall be expressed in terms of shares of Stock or units based on such shares of Stock, as determined by the Committee. The Committee may require the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award. If the Committee exercises its discretion to establish performance criteria, the final value of Cash-Based Awards or Other Stock-Based Awards that will be paid to the Participant will depend on the extent to which the performance criteria are met.
11.4.    Payment or Settlement of Cash-Based Awards and Other Stock-Based Awards. Payment or settlement, if any, with respect to a Cash-Based Award or an Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash, shares of Stock or other securities or any combination thereof as the Committee determines and set forth in the Award Agreement. To the extent applicable, payment or settlement with respect to each Cash-Based Award and Other Stock-Based Award shall be made in compliance with the requirements of Section 409A.

11.5.    Voting Rights; Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to shares of Stock represented by Other Stock-Based Awards until the date of the issuance of such shares of Stock (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), if any, in settlement of such Award. However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Other Stock-Based Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Stock during the period beginning on the date such Award is granted and ending, with respect to each share subject to the Award, on the earlier of the date the Award is settled or the date on which it is terminated. Such Dividend Equivalent Rights, if any, shall be paid in accordance with the provisions set forth in Section 9.4. Dividend Equivalent Rights shall not be granted with respect to Cash-Based Awards. In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.3, appropriate adjustments shall be made in the Participant’s Other Stock-Based Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends) to which the Participant would be entitled by reason of the shares of Stock issuable upon settlement of such Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Vesting Conditions and performance criteria, if any, as are applicable to the Award.
11.6.    Effect of Termination of Service. Each Award Agreement evidencing a Cash-Based Award or Other Stock-Based Award shall set forth the extent to which the Participant shall have the right to retain such Award following termination of the Participant’s Service. Such provisions shall be determined in the discretion of the Committee, need not be uniform among all Cash-Based Awards or Other Stock-Based Awards, and may reflect distinctions based on the reasons for termination, subject to the requirements of Section 409A, if applicable.
11.7.    Nontransferability of Cash-Based Awards and Other Stock-Based Awards. Prior to the payment or settlement of a Cash-Based Award or Other Stock-Based Award, the Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. The Committee may impose such additional restrictions on any shares of Stock issued in settlement of Cash-Based Awards and Other Stock-Based Awards as it may deem advisable, including, without limitation, minimum holding period requirements, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such shares of Stock are then listed and/or traded, or under any state securities laws or foreign law applicable to such shares of Stock.
12.    Standard Forms of Award Agreement.
12.1.    Award Agreements. Each Award shall comply with and be subject to the terms and conditions set forth in the appropriate form of Award Agreement approved by the Committee and as amended from time to time. No Award or purported Award shall be a valid and binding obligation of the Company unless evidenced by a Company-executed Award Agreement, which execution may be evidenced by electronic means.
12.2.    Authority to Vary Terms. The Committee shall have the authority from time to time to vary the terms of any standard form of Award Agreement either in connection with the grant or amendment of an individual Award or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Award Agreement are not inconsistent with the terms of the Plan.
13.    Change in Control.
13.1.    Effect of Change in Control on Awards. In the event of a Change in Control, outstanding Awards shall be subject to the definitive agreement entered into by the Company in connection with the Change in Control. Subject to the requirements and limitations of Section 409A, if applicable, the Committee may provide in an Award Agreement or otherwise for any one or more of the following:
(a)    Accelerated Vesting. In its discretion, the Committee may provide in the grant of any Award or at any other time may take such action as it deems appropriate to provide for acceleration of the exercisability, vesting and/or settlement in connection with a Change in Control of each or any outstanding Award or portion thereof and shares acquired pursuant thereto upon such conditions, including termination of the Participant’s Service prior to, upon, or following the Change in Control, and to such extent as the Committee determines.
(b)    Assumption, Continuation or Substitution. In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof, as the case may be (the “Acquiror”), may, without the consent of any Participant, assume or continue the Company’s rights and obligations under each or any Award or portion thereof outstanding immediately prior to the Change in Control or substitute for each or any such outstanding Award or portion thereof a substantially equivalent award with respect to the Acquiror’s stock, as applicable, with appropriate adjustments in accordance with Section 4.3. For purposes of this Section, if so determined by the Committee in its discretion, an Award denominated in shares of Stock shall be deemed assumed if, following the Change in Control, the Award confers the right to receive, subject to the terms and conditions of the Plan and the applicable Award Agreement, for each share of Stock subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, other securities or property or a combination thereof) to which a holder of a share of Stock on the effective date of the Change in Control was entitled (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Stock); provided, however, that if such consideration is not solely common stock of the Acquiror, the Committee may, with the consent of the Acquiror, provide for the consideration to be received upon the exercise or settlement of the Award, for each share of Stock subject to the Award, to consist solely of common stock of the Acquiror equal in Fair Market Value to the per share consideration received by holders of Stock pursuant to the Change in Control. Any Award or portion thereof which is neither assumed or continued by the Acquiror in connection with the Change in Control nor exercised or settled as of the time of consummation of the Change in Control shall terminate and cease to be outstanding effective as of the time of consummation of the Change in Control.
(c)    Cash-Out of Outstanding Stock-Based Awards. The Committee may, in its discretion and without the consent of any Participant, determine that, upon the occurrence of a Change in Control, each or any Award denominated in shares of Stock or portion thereof outstanding immediately prior to the Change in Control and not previously exercised or settled shall be canceled in exchange for a payment with respect to each vested share (and each unvested share, if so determined by the Committee) of Stock subject to such canceled Award in (i) cash, (ii) stock of the Company or of a corporation or other business entity a party to the Change in Control, or (iii) other property which, in any such case, shall be in an amount having a Fair Market Value equal to the Fair Market Value of the consideration to be paid per share of Stock in the Change in Control, reduced (but not below zero) by the exercise or purchase price per share, if any, under such Award. In the event such determination is made by the Committee, an Award having an exercise or purchase price per share equal to or greater than the Fair Market Value of the consideration to be paid per share of Stock in the Change in Control may be canceled without notice or payment of consideration to the holder thereof. Payment pursuant to this Section (reduced by applicable withholding taxes, if any) shall be made to Participants in respect of the vested portions of their canceled Awards as soon as practicable following the date of the Change in Control and in respect of the unvested portions of their canceled Awards in accordance with the vesting schedules applicable to such Awards or, if determined by the Committee and in compliance with Section 409A, as soon as practicable following the date of the Change in Control.
(d)    Adjustments and Earnouts. In making any determination pursuant to this Section 13.1 in the event of a Change in Control, the Committee may, in its discretion, determine that an Award shall or shall not be subject to the same post-closing purchase price adjustments, escrow terms, offset rights, holdback terms, earnouts and similar conditions as the other holders of the Company’s Stock, subject to any limitations or reductions as may be necessary to comply with Section 409A or Section 424 of the Code.
13.2.    Effect of Change in Control on Nonemployee Director Awards. Subject to the requirements and limitations of Section 409A, if applicable, including as provided by Section 15.4(f), in the event of a Change in Control, each outstanding Nonemployee Director Award shall become immediately exercisable and vested in full and, except to the extent assumed, continued or substituted for pursuant to Section 13.1(b) or otherwise restricted by Section 409A, shall be settled effective immediately prior to the time of consummation of the Change in Control.
13.3.    Federal Excise Tax Under Section 4999 of the Code.
(a)    Excess Parachute Payment. If any acceleration of vesting pursuant to an Award and any other payment or benefit received or to be received by a Participant would subject the Participant to any excise tax pursuant to Section 4999 of the Code due to the characterization of such acceleration of vesting, payment or benefit as an “excess parachute payment” under Section 280G of the Code, then, provided such election would not subject the Participant to taxation under Section 409A, the Participant may elect to reduce the amount of any acceleration of vesting called for under the Award in order to avoid such characterization.
(b)    Determination by Tax Firm. To aid the Participant in making any election called for under Section 13.3(a), no later than the date of the occurrence of any event that might reasonably be anticipated to result in an “excess parachute payment” to the Participant as described in Section 13.3(a), the Company shall request a determination in writing by the professional firm engaged by the Company for general tax purposes, or, if the tax firm so engaged by the Company is serving as accountant or auditor for the Acquiror, the Company will appoint a nationally recognized tax firm to make the determinations required by this Section (the “Tax Firm”). As soon as practicable thereafter, the Tax Firm shall determine and report to the Company and the Participant the amount of such acceleration of vesting, payments and benefits which would produce the greatest after-tax benefit to the Participant. For the purposes of such determination, the Tax Firm may rely on reasonable, good faith interpretations concerning the application of Sections 280G and 4999 of the Code. The Company and the Participant shall furnish to the Tax Firm such information and documents as the Tax Firm may reasonably request in order to make its required determination. The Company shall bear all fees and expenses the Tax Firm charges in connection with its services contemplated by this Section.
14.    Compliance with Securities Law.
The grant of Awards and the issuance of shares of Stock pursuant to any Award shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities and the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, no Award may be exercised or shares issued pursuant to an Award unless (a) a registration statement under the Securities Act shall at the time of such exercise or issuance be in effect with respect to the shares issuable pursuant to the Award, or (b) in the opinion of legal counsel to the Company, the shares issuable pursuant to the Award may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares under the Plan shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to issuance of any Stock, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.
15.    Compliance with Section 409A.
15.1.    Awards Subject to Section 409A. The Company intends that Awards granted pursuant to the Plan shall either be exempt from or comply with Section 409A, and the Plan shall be so construed. The provisions of this Section 15 shall apply to any Award or portion thereof that constitutes or provides for payment of Section 409A Deferred Compensation. Such Awards may include, without limitation:
(a)    A Nonstatutory Stock Option or SAR that includes any feature for the deferral of compensation other than the deferral of recognition of income until the later of (i) the exercise or disposition of the Award or (ii) the time the stock acquired pursuant to the exercise of the Award first becomes substantially vested.
(b)    Any Restricted Stock Unit Award, Performance Award, Cash-Based Award or Other Stock-Based Award that either (i) provides by its terms for settlement of all or any portion of the Award at a time or upon an event that will or may occur later than the end of the Short-Term Deferral Period (as defined below) or (ii) permits the Participant granted the Award to elect one or more dates or events upon which the Award will be settled after the end of the Short-Term Deferral Period.
Subject to the provisions of Section 409A, the term “Short-Term Deferral Period” means the 2 1/2 month period ending on the later of (i) the 15th day of the third month following the end of the Participant’s taxable year in which the right to payment under the applicable portion of the Award is no longer subject to a substantial risk of forfeiture or (ii) the 15th day of the third month following the end of the Company’s taxable year in which the right to payment under the applicable portion of the Award is no longer subject to a substantial risk of forfeiture. For this purpose, the term “substantial risk of forfeiture” shall have the meaning provided by Section 409A.
15.2.    Deferral and/or Distribution Elections. Except as otherwise permitted or required by Section 409A and the Company, the following rules shall apply to any compensation deferral and/or payment elections (each, an “Election”) that may be permitted or required by the Committee pursuant to an Award providing Section 409A Deferred Compensation:
(a)    Elections must be in writing and specify the amount of the payment in settlement of an Award being deferred, as well as the time and form of payment as permitted by this Plan.
(b)    Elections shall be made by the end of the Participant’s taxable year prior to the year in which services commence for which an Award may be granted to the Participant.
(c)    Elections shall continue in effect until a written revocation or change in Election is received by the Company, except that a written revocation or change in Election must be received by the Company prior to the last day for making the Election determined in accordance with paragraph (b) above or as permitted by Section 15.3.
15.3.    Subsequent Elections. Except as otherwise permitted or required by Section 409A, any Award providing Section 409A Deferred Compensation which permits a subsequent Election to delay the payment or change the form of payment in settlement of such Award shall comply with the following requirements:
(a)    No subsequent Election may take effect until at least twelve (12) months after the date on which the subsequent Election is made.
(b)    Each subsequent Election related to a payment in settlement of an Award not described in Section 15.4(a)(ii), 15.4(a)(iii) or 15.4(a)(vi) must result in a delay of the payment for a period of not less than five (5) years from the date on which such payment would otherwise have been made.
(c)    No subsequent Election related to a payment pursuant to Section 15.4(a)(vi) shall be made less than twelve (12) months before the date on which such payment would otherwise have been made.
(d)    Subsequent Elections shall continue in effect until a written revocation or change in the subsequent Election is received by the Company, except that a written revocation or change in a subsequent Election must be received by the Company prior to the last day for making the subsequent Election determined in accordance the preceding paragraphs of this Section 15.3.
15.4.    Payment of Section 409A Deferred Compensation.
(a)    Permissible Payments. Except as otherwise permitted or required by Section 409A, an Award providing Section 409A Deferred Compensation must provide for payment in settlement of the Award only upon one or more of the following:
(i)    The Participant’s “separation from service” (as defined by Section 409A);
(ii)    The Participant’s becoming “disabled” (as defined by Section 409A);
(iii)    The Participant’s death;
(iv)    A time or fixed schedule that is either (i) specified by the Committee upon the grant of an Award and set forth in the Award Agreement evidencing such Award or (ii)

specified by the Participant in an Election complying with the requirements of Section 15.2 or 15.3, as applicable;
(v)    A change in the ownership or effective control or the Company or in the ownership of a substantial portion of the assets of the Company determined in accordance with Section 409A; or
(vi)    The occurrence of an “unforeseeable emergency” (as defined by Section 409A).
(b)    Installment Payments. It is the intent of this Plan that any right of a Participant to receive installment payments (within the meaning of Section 409A) shall, for all purposes of Section 409A, be treated as a right to a series of separate payments.
(c)    Required Delay in Payment to Specified Employee Pursuant to Separation from Service. Notwithstanding any provision of the Plan or an Award Agreement to the contrary, except as otherwise permitted by Section 409A, no payment pursuant to Section 15.4(a)(i) in settlement of an Award providing for Section 409A Deferred Compensation may be made to a Participant who is a “specified employee” (as defined by Section 409A) as of the date of the Participant’s separation from service before the date (the “Delayed Payment Date”) that is six (6) months after the date of such Participant’s separation from service, or, if earlier, the date of the Participant’s death. All such amounts that would, but for this paragraph, become payable prior to the Delayed Payment Date shall be accumulated and paid on the Delayed Payment Date.
(d)    Payment Upon Disability. All distributions of Section 409A Deferred Compensation payable pursuant to Section 15.4(a)(ii) by reason of a Participant becoming disabled shall be paid in a lump sum or in periodic installments as established by the Participant’s Election. If the Participant has made no Election with respect to distributions of Section 409A Deferred Compensation upon becoming disabled, all such distributions shall be paid in a lump sum or commence upon the determination that the Participant has become disabled.
(e)    Payment Upon Death. If a Participant dies before complete distribution of amounts payable upon settlement of an Award subject to Section 409A, such undistributed amounts shall be distributed to his or her beneficiary under the distribution method for death established by the Participant’s Election upon receipt by the Committee of satisfactory notice and confirmation of the Participant’s death. If the Participant has made no Election with respect to distributions of Section 409A Deferred Compensation upon death, all such distributions shall be paid in a lump sum upon receipt by the Committee of satisfactory notice and confirmation of the Participant’s death.
(f)    Payment Upon Change in Control. Notwithstanding any provision of the Plan or an Award Agreement to the contrary, to the extent that any amount constituting Section 409A Deferred Compensation would become payable under this Plan by reason of a Change in Control, such amount shall become payable only if the event constituting a Change in Control would also constitute a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company within the meaning of Section 409A. Any Award which constitutes Section 409A Deferred Compensation and which would vest and otherwise become payable upon a Change in Control as a result of the failure of the Acquiror to assume, continue or substitute for such Award in accordance with Section 13.1(b) shall vest to the extent provided by such Award but shall be converted automatically at the effective time of such Change in Control into a right to receive, in cash on the date or dates such award would have been settled in accordance with its then existing settlement schedule (or as required by Section 15.4(c)), an amount or amounts equal in the aggregate to the intrinsic value of the Award at the time of the Change in Control.
(g)    Payment Upon Unforeseeable Emergency. The Committee shall have the authority to provide in the Award Agreement evidencing any Award providing for Section 409A Deferred Compensation for payment pursuant to Section 15.4(a)(vi) in settlement of all or a portion of such Award in the event that a Participant establishes, to the satisfaction of the Committee, the occurrence of an unforeseeable emergency. In such event, the amount(s) distributed with respect to such unforeseeable emergency cannot exceed the amounts reasonably necessary to satisfy the emergency need plus amounts necessary to pay taxes reasonably anticipated as a result of such distribution(s), after taking into account the extent to which such emergency need is or may be relieved through reimbursement or compensation by insurance or otherwise, by liquidation of the Participant’s assets (to the extent the liquidation of such assets would not itself cause severe financial hardship) or by cessation of deferrals under the Award. All distributions with respect to an unforeseeable emergency shall be made in a lump sum upon the Committee’s determination that an unforeseeable emergency has occurred. The Committee’s decision with respect to whether an unforeseeable emergency has occurred and the manner in which, if at all, the payment in settlement of an Award shall be altered or modified, shall be final, conclusive, and not subject to approval or appeal.
(h)    Prohibition of Acceleration of Payments. Notwithstanding any provision of the Plan or an Award Agreement to the contrary, this Plan does not permit the acceleration of the time or schedule of any payment under an Award providing Section 409A Deferred Compensation, except as permitted by Section 409A.
(i)    No Representation Regarding Section 409A Compliance. Notwithstanding any other provision of the Plan, the Company makes no representation that Awards shall be exempt from or comply with Section 409A. No Participating Company shall be liable for any tax, penalty or interest imposed on a Participant by Section 409A.
16.    Tax Withholding.
16.1.    Tax Withholding in General. The Company shall have the right to deduct from any and all payments made under the Plan, or to require the Participant, through payroll withholding, cash payment or otherwise, to make adequate provision for, the federal, state, local and foreign taxes (including social insurance), if any, required by law to be withheld by any Participating Company with respect to an Award or the shares acquired pursuant thereto. The Company shall have no obligation to deliver shares of Stock, to release shares of Stock from an escrow established pursuant to an Award Agreement, or to make any payment in cash under the Plan until the Participating Company Group’s tax withholding obligations have been satisfied by the Participant.
16.2.    Withholding in or Directed Sale of Shares. The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable to a Participant upon the exercise or settlement of an Award, or to accept from the Participant the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the tax withholding obligations of any Participating Company. The Fair Market Value of any shares of Stock withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rates (or the maximum individual statutory withholding rates for the applicable jurisdiction if use of such rates would not result in adverse accounting consequences or cost). The Company may require a Participant to direct a broker, upon the vesting, exercise or settlement of an Award, to sell a portion of the shares subject to the Award determined by the Company in its discretion to be sufficient to cover the tax withholding obligations of any Participating Company and to remit an amount equal to such tax withholding obligations to such Participating Company in cash.
17.    Amendment, Suspension or Termination of Plan.
The Committee may amend, suspend or terminate the Plan at any time. However, without the approval of the Company’s stockholders, there shall be (a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Sections 4.2 and 4.3, (b) no change in the class of persons eligible to receive Incentive Stock Options, and (c) no other amendment of the Plan that would require approval of the Company’s stockholders under any applicable law, regulation or rule, including the rules of any stock exchange or quotation system upon which the Stock may then be listed or quoted. No amendment, suspension or termination of the Plan shall affect any then outstanding Award unless expressly provided by the Committee. Except as provided by the next sentence, no amendment, suspension or termination of the Plan may have a materially adverse effect on any then outstanding Award without the consent of the Participant. Notwithstanding any other provision of the Plan or any Award Agreement to the contrary, the Committee may, in its sole and absolute discretion and without the consent of any Participant, amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as it deems necessary or advisable for the purpose of conforming the Plan or such Award Agreement to any present or future law, regulation or rule applicable to the Plan, including, but not limited to, Section 409A.
18.    Miscellaneous Provisions.
18.1.    Repurchase Rights. Shares issued under the Plan may be subject to one or more repurchase options, or other conditions and restrictions as determined by the Committee in its discretion at the time the Award is granted. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.
18.2.    Forfeiture Events.
(a)    The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of Service for Cause or any act by a Participant, whether before or after termination of Service, that would constitute Cause for termination of Service, or any accounting restatement due to material noncompliance of the Company with any financial reporting requirements of securities laws as a result of which, and to the extent that, such reduction, cancellation, forfeiture, or recoupment is required by applicable securities laws. In addition, to the extent that claw-back or similar provisions applicable to Awards are required by applicable law, listing standards and/or policies adopted by the Company, Awards granted under the Plan shall be subject to such provisions.

(b)    If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, any Participant who knowingly or through gross negligence engaged in the misconduct, or who knowingly or through gross negligence failed to prevent the misconduct, and any Participant who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, shall reimburse the Company for (i) the amount of any payment in settlement of an Award received by such Participant during the twelve- (12-) month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever first occurred) of the financial document embodying such financial reporting requirement, and (ii) any profits realized by such Participant from the sale of securities of the Company during such twelve- (12-) month period.
18.3.    Provision of Information. Each Participant shall be given access to information concerning the Company equivalent to that information generally made available to the Company’s common stockholders.
18.4.    Rights as Employee, Consultant or Director. No person, even though eligible pursuant to Section 5, shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant. Nothing in the Plan or any Award granted under the Plan shall confer on any Participant a right to remain an Employee, Consultant or Director or interfere with or limit in any way any right of a Participating Company to terminate the Participant’s Service at any time. To the extent that an Employee of a Participating Company other than the Company receives an Award under the Plan, that Award shall in no event be understood or interpreted to mean that the Company is the Employee’s employer or that the Employee has an employment relationship with the Company.
18.5.    Rights as a Stockholder. A Participant shall have no rights as a stockholder with respect to any shares covered by an Award until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such shares are issued, except as provided in Section 4 or another provision of the Plan.
18.6.    Delivery of Title to Shares. Subject to any governing rules or regulations, the Company shall issue or cause to be issued the shares of Stock acquired pursuant to an Award and shall deliver such shares to or for the benefit of the Participant by means of one or more of the following: (a) by delivering to the Participant evidence of book entry shares of Stock credited to the account of the Participant, (b) by depositing such shares of Stock for the benefit of the Participant with any broker with which the Participant has an account relationship, or (c) by delivering such shares of Stock to the Participant in certificate form.
18.7.    Fractional Shares. The Company shall not be required to issue fractional shares upon the exercise or settlement of any Award.
18.8.    Retirement and Welfare Plans. Neither Awards made under this Plan nor shares of Stock or cash paid pursuant to such Awards may be included as “compensation” for purposes of computing the benefits payable to any Participant under any Participating Company’s retirement plans (both qualified and non-qualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a Participant’s benefit. In addition, unless a written employment agreement or other service agreement specifically references

Awards, a general reference to “benefits” or a similar term in such agreement shall not be deemed to refer to Awards granted hereunder.
18.9.    Beneficiary Designation. Subject to local laws and procedures, each Participant may file with the Company a written designation of a beneficiary who is to receive any benefit under the Plan to which the Participant is entitled in the event of such Participant’s death before he or she receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. If a married Participant designates a beneficiary other than the Participant’s spouse, the effectiveness of such designation may be subject to the consent of the Participant’s spouse. If a Participant dies without an effective designation of a beneficiary who is living at the time of the Participant’s death, the Company will pay any remaining unpaid benefits to the Participant’s legal representative.
18.10.    Severability. If any one or more of the provisions (or any part thereof) of this Plan shall be held invalid, illegal or unenforceable in any respect, such provision shall be modified so as to make it valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions (or any part thereof) of the Plan shall not in any way be affected or impaired thereby.
18.11.    No Constraint on Corporate Action. Nothing in this Plan shall be construed to: (a) limit, impair, or otherwise affect the Company’s or another Participating Company’s right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or (b) limit the right or power of the Company or another Participating Company to take any action which such entity deems to be necessary or appropriate.
18.12.    Unfunded Obligation. Participants shall have the status of general unsecured creditors of the Company. Any amounts payable to Participants pursuant to the Plan shall be considered unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974. No Participating Company shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Participant account shall not create or constitute a trust or fiduciary relationship between the Committee or any Participating Company and a Participant, or otherwise create any vested or beneficial interest in any Participant or the Participant’s creditors in any assets of any Participating Company. The Participants shall have no claim against any Participating Company for any changes in the value of any assets which may be invested or reinvested by the Company with respect to the Plan.
18.13.    Choice of Law. Except to the extent governed by applicable federal law, the validity, interpretation, construction and performance of the Plan and each Award Agreement shall be governed by the laws of the State of Delaware, without regard to its conflict of law rules.

IN WITNESS WHEREOF, the undersigned Officer of the Company certifies that the foregoing sets forth the Katapult Holdings, Inc. 2021 Equity Incentive Plan as duly adopted by the Board on April 1, 2021.

/s/ Derek Medlin
Derek Medlin, Chief Operating Officer